UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.      )
Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
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Preliminary Proxy Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material under §240.14a-12

LIQUIDIA CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
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No fee required.

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Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

LIQUIDIA CORPORATION
419 Davis Drive, Suite 100
Morrisville, North Carolina 27560
Dear Fellow Stockholders:
I am pleased to invite you to our 2022 Annual Meeting of Stockholders (the “Annual Meeting”), which will be held on Thursday, June 16, 2022, at 4:30 p.m. Eastern Time. Due to continued concerns regarding the ongoing coronavirus (“COVID-19”) pandemic and to protect the health and safety of our employees and stockholders, the annual meeting will again be a virtual meeting conducted solely online via live webcast and can be attended by visiting meetnow.global/MP6P6VG. If you plan to attend the meeting virtually on the Internet, you must register by following the instructions contained in the Voting Procedures section of this proxy statement. In connection with the Annual Meeting, you will be asked to consider and vote on certain stockholder proposals which are more fully described in the accompanying proxy statement. Whether or not you plan to virtually attend the Annual Meeting, we urge you to read the proxy statement (and any documents incorporated into the proxy statement by reference) and consider such information carefully before voting.
On the pages after this letter, you will find the notice of our 2022 Annual Meeting of Stockholders, which lists the matters to be considered at the meeting, and the proxy statement, which describes the matters listed in the notice.
Your vote at this meeting is important. Whether or not you plan to virtually attend the meeting, I hope you will vote as soon as possible. If you are a stockholder of record, you may vote over the Internet or by telephone. You will find voting instructions in the notice and proxy statement and on the proxy card. If your shares are held in “street name”—that is, held for your account by a broker or other nominee—you will receive instructions from the holder of record that you must follow for your shares to be voted.
On behalf of the Board of Directors, I thank you for your continued support of Liquidia Corporation.
Yours sincerely,
/s/ Roger A. Jeffs, Ph.D. Roger A. Jeffs, Ph.D. Director and Chief Executive Officer

LIQUIDIA CORPORATION
419 Davis Drive, Suite 100
Morrisville, North Carolina 27560
www.liquidia.com
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
NOTICE IS HEREBY GIVEN that the Annual Meeting (the “Annual Meeting”) of the holders of shares of common stock, each having a par value of $0.001 per share (“common stock”), of Liquidia Corporation (“Liquidia” or the “Company”), will be held at 4:30 p.m. Eastern Time on June 16, 2022 virtually at meetnow.global/MP6P6VG, to consider and take action with respect to the following:
1.
A proposal to elect three Class I directors to serve on the Company’s Board of Directors (the “Board”) for a term expiring at our 2025 annual meeting of stockholders and until their successors are duly elected and qualified, or until such director’s earlier resignation, removal or death (the “Class I Director Election Proposal”);

2.
A proposal to approve an amendment to our 2020 Long-Term Incentive Plan (the “2020 LTIP”) to increase the number of shares of common stock authorized for issuance thereunder by adding 1,600,000 shares and to re-authorize the evergreen provision (the “2020 LTIP Amendment Proposal”);

3.
A proposal to ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2022 (the “Auditor Ratification Proposal”); and

4.
To transact such other business as may properly come before the Annual Meeting or any postponement or adjournments thereof.

Due to continued concerns regarding the ongoing coronavirus (“COVID-19”) pandemic and to protect the health and safety of our employees and stockholders, the annual meeting will again be a virtual meeting conducted solely online and can be attended by visiting meetnow.global/MP6P6VG. If you plan to attend the meeting virtually on the Internet, you must register by following the instructions contained in the Voting Procedures section of this proxy statement.
Holders of common stock of record at the close of business on April 22, 2022 are entitled to notice of and to vote at the Annual Meeting or any postponements or adjournments thereof.
We have provided access to our proxy materials, including our Annual Report, to each stockholder of record in a fast and efficient manner via the Internet. This reduces the amount of paper necessary to produce these materials, as well as the costs associated with mailing these materials to all stockholders. Accordingly, on or about May 6, 2022, we anticipate mailing a Notice Regarding Internet Availability of Proxy Materials (the “Notice”) to all stockholders of record as of April 22, 2022, and posted our proxy materials on the website referenced in the Notice (www.envisionreports.com/LQDA). As more fully described in the Notice, all stockholders may choose to access our proxy materials on the website referred to in the Notice or may request to receive a printed set of our proxy materials. In addition, the Notice and website provide information regarding how you may request to receive proxy materials in printed form by mail or electronically by email on an ongoing basis.
By Order of the Board of Directors
/s/ Roger A. Jeffs, Ph.D.
Roger A. Jeffs, Ph.D.
Director and Chief Executive Officer
April 29, 2022
Morrisville, North Carolina
YOUR VOTE IS VERY IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. WHETHER OR NOT YOU EXPECT TO ATTEND VIRTUALLY, PLEASE PROMPTLY VOTE YOUR PROXY BY ACCESSING THE INTERNET SITE AND FOLLOWING THE INSTRUCTIONS ON THE PROXY CARD OR BY REQUESTING A PRINTED COPY OF THE PROXY MATERIALS AND MARKING, DATING, SIGNING AND RETURNING THE PROXY CARD.

LIQUIDIA CORPORATION
419 Davis Drive, Suite 100
Morrisville, North Carolina 27560
www.liquidia.com

PROXY STATEMENT
Anticipated to be Mailed on or about May 6, 2022
Annual Meeting of Stockholders to be held at 4:30 p.m. Eastern Time on June 16, 2022

This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of Liquidia Corporation (the “Company”) to be used at the Annual Meeting of the holders of shares of common stock, par value $0.001 per share (“common stock”), of the Company, to be held at 4:30 p.m. Eastern Time on June 16, 2022 and at any postponements or adjournment thereof (the “Annual Meeting”). Due to continued concerns regarding the ongoing coronavirus (“COVID-19”) pandemic and to protect the health and safety of our employees and stockholders, the annual meeting will again be a virtual meeting conducted solely online and can be attended by visiting meetnow.global/MP6P6VG. If you plan to attend the meeting virtually on the Internet, you must register by following the instructions contained in the Voting Procedures section of this proxy statement. The time and place of the Annual Meeting are stated in the Notice Regarding Internet Availability of Proxy Materials (the “Notice”) and the Notice of Annual Meeting of Stockholders that accompanies this proxy statement. In this proxy statement, we sometimes refer to Liquidia Corporation and its wholly owned subsidiaries, Liquidia Technologies, Inc., a Delaware corporation (“Liquidia Technologies”), and Liquidia PAH, LLC, a Delaware limited liability company (“Liquidia PAH”), collectively, as “Liquidia,” the “Company,” “we” or “us.”
The expense of soliciting proxy cards, including the costs of preparing, assembling and mailing the Notice Regarding Internet Availability of Proxy Materials and the Notice of Annual Meeting of Stockholders, proxy statement and proxy card, will be borne by us. Instead of mailing a printed copy of our proxy materials, including our Annual Report, to each stockholder of record, we have decided to provide access to these materials in a fast and efficient manner via the Internet. This reduces the amount of paper necessary to produce these materials, as well as the costs associated with mailing these materials to all stockholders. Accordingly, on or about May 6, 2022, we anticipate mailing the Notice to all stockholders of record as of April 22, 2022 and posted our proxy materials on the website referenced in the Notice (www.envisionreports.com/LQDA). As more fully described in the Notice, all stockholders may choose to access our proxy materials on the website referred to in the Notice or may request to receive a printed set of our proxy materials. In addition, the Notice and website provide information regarding how you may request to receive proxy materials in printed form by mail or electronically by email on an ongoing basis.
YOUR VOTE IS VERY IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. WHETHER OR NOT YOU EXPECT TO ATTEND VIRTUALLY, PLEASE PROMPTLY VOTE YOUR PROXY BY TELEPHONE, BY ACCESSING THE INTERNET SITE AND FOLLOWING THE INSTRUCTIONS ON THE PROXY CARD OR BY MARKING, DATING, SIGNING AND RETURNING THE ENCLOSED PROXY CARD.

VOTING PROCEDURES
WHO CAN VOTE?
Each share of our common stock that you owned as of the close of business on April 22, 2022, the record date for the Annual Meeting (the “Record Date”), entitles you to one vote on each matter to be voted upon at the Annual Meeting. On the Record Date, there were 64,344,476 shares of Liquidia common stock issued and outstanding and entitled to vote. Accordingly, there are an aggregate of 64,344,476 votes entitled to be cast at the Annual Meeting.

HOW CAN I ATTEND THE MEETING?
The Annual Meeting will be a completely virtual meeting of stockholders, which will be conducted exclusively by live webcast. You are entitled to participate in the Annual Meeting only if you were a stockholder of the Company as of the close of business on the Record Date, or if you hold a valid proxy for the Annual Meeting. No physical meeting will be held.
You will be able to attend the Annual Meeting online and submit your questions during the meeting by visiting meetnow.global/MP6P6VG. You also will be able to vote your shares online by attending the Annual Meeting via live webcast.
To participate in the Annual Meeting, you will need to review the information included on your Notice, on your proxy card or on the instructions that accompanied your proxy materials.
If you hold your shares through an intermediary, such as a bank or broker, you must register in advance using the instructions below.
The online meeting will begin promptly at 4:30 p.m. Eastern Time. We encourage you to access the Annual Meeting 15 minutes prior to the start time leaving ample time for the check in. Please follow the registration instructions as outlined in this proxy statement.

HOW DO I REGISTER TO ATTEND THE ANNUAL MEETING VIRTUALLY ON THE INTERNET?
If you are a registered stockholder (i.e., you hold your shares through our transfer agent, Computershare Trust Company, N.A. (“Computershare”)), you do not need to register to attend the Annual Meeting virtually on the Internet. Please follow the instructions on the notice or proxy card that you received.
If you hold your shares through an intermediary, such as a bank or broker, you must register in advance to attend the Annual Meeting virtually on the Internet.
To register to attend the Annual Meeting online by webcast you must submit proof of your proxy power (legal proxy) reflecting your Company holdings along with your name and email address to Computershare. Requests for registration must be labeled as “Legal Proxy” and be received no later than 4:30 p.m. Eastern Time, on June 9, 2022.
You will receive a confirmation of your registration by email after we receive your registration materials.

Requests for registration should be directed to us at the following:
By email:
Forward the email from your broker, or attach an image of your legal proxy, to legalproxy@computershare.com;
By mail:
Computershare
Legal Proxy
P.O. Box 43001
Providence, RI 02940-3001

WHAT IF I HAVE TROUBLE ACCESSING THE ANNUAL MEETING VIRTUALLY?
The virtual meeting platform is fully supported across browsers (MS Edge, Firefox, Chrome and Safari) and devices (desktops, laptops, tablets and cell phones) running the most up-to-date version of applicable software and plugins. Note: Internet Explorer is not a supported browser. Participants should ensure that they have a strong WiFi connection wherever they intend to participate in the meeting. We encourage you to access the meeting prior to the start time. For further assistance should you need it you may call 1-888-724-2416.

HOW DO I VOTE?
If your shares are registered directly in your name, you may vote:
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Over the Internet or by Telephone.   If you are a registered stockholder (that is, if you hold your stock directly and not in street name), you may vote by telephone or over the Internet by following the instructions included in the Notice by accessing the Internet at www.envisionreports.com/LQDA and following the instructions contained on that website. Stockholders with shares registered directly with us may vote (i) by telephone by dialing 1-800-652-8683 toll-free from the United States, U.S. territories and Canada or (ii) by Internet at www.envisionreports.com/LQDA and following the instructions contained on that website. Internet and telephone voting are available 24 hours a day. You must specify how you want your shares voted or your Internet or telephone vote cannot be completed and you will receive an error message. Your shares will be voted according to your instructions.

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By Mail.   You may vote by mail by signing, detaching and returning the bottom portion of the proxy card with the postage prepaid envelope addressed to Computershare, Inc. provided with the proxy materials. If you wish to request a printed copy of the proxy materials by mail, send an email to investorvote@computershare.com by June 6, 2022 with “Proxy Materials—Liquidia” in the subject line. Include your full name and address in the email, plus the number located in the shaded bar on your Notice, and state in the email that you want a paper copy of the meeting materials. Your proxy will be voted according to your instructions. If you do not specify how you want your shares voted, they will be voted as recommended by our Board.

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Virtually at the Annual Meeting.   If you virtually attend the Annual Meeting, you may vote online during the Annual Meeting. To vote at the Annual Meeting, you must access meetnow.global/MP6P6VG and will need the control number located on your proxy card or to follow the instructions that accompanied your proxy materials. We recommend that you log-in at least 15 minutes before the Annual Meeting starts to ensure that you are logged in when the virtual meeting begins. Only our stockholders and persons holding proxies from our stockholders may attend the Annual Meeting. Please see “How Can I Attend the Meeting?” and “How Do I Register to Attend the Annual Meeting Virtually on the Internet” above for more information.

If your shares are held in “street name” (held for your account by a broker or other nominee) you may vote:
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Over the Internet or by Telephone.   You will receive instructions from your broker or other nominee if you are permitted to vote over the Internet or by telephone.

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By Mail.   You will receive instructions from your broker or other nominee explaining how to cast your vote.

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Virtually at the Annual Meeting.   Contact the broker or other nominee who holds your shares to obtain a broker’s proxy card. You will not be able to vote at the Annual Meeting unless you have a proxy from your broker issued in your name giving you the right to vote the shares. Please see “How Can I Attend the Meeting?” and “How Do I Register to Attend the Annual Meeting Virtually on the Internet” above for more information.

HOW CAN I CHANGE MY VOTE?
You may revoke your proxy and change your vote at any time before the Annual Meeting.   To do this, you must do one of the following:
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Vote over the Internet or by Telephone as instructed above. Only your latest Internet vote is counted.

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Sign and date a new proxy and submit it as instructed above. Only your latest proxy vote is counted.

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Virtually attend the Annual Meeting and vote online by accessing meetnow.global/MP6P6VG. Virtually attending the Annual Meeting will not revoke your proxy unless you specifically request it. Please see “How Can I Attend the Meeting?” and “How Do I Register to Attend the Annual Meeting Virtually on the Internet” above for more information.

WILL MY SHARES BE VOTED IF I DO NOT RETURN MY PROXY?
If your shares are registered directly in your name, your shares will not be voted if you do not vote over the Internet, by telephone or return your proxy, or virtually attend and vote at the Annual Meeting. If you have misplaced your proxy, you may obtain another by following the instructions provided in the Notice or by accessing the Internet website at

www.envisionreports.com/LQDA and following the instructions contained on that website.
If your shares are held in “street name,” your brokerage firm, under certain circumstances, may vote your shares for you if you do not return your proxy. Brokerage firms have authority to vote customers’ unvoted shares on matters that the New York Stock Exchange (“NYSE”) determines to be “routine.” If you do not give a proxy to your brokerage firm to vote your shares, your brokerage firm may either: vote your shares on routine matters, or leave your shares unvoted. Proposal 1, the election of three Class I directors, is not considered a routine matter. Proposal 2, the approval of the amendment to increase the authorized number of shares of common stock (which includes an additional number of shares and reauthorization of an evergreen provision) authorized for issuance under the 2020 LTIP, is not considered a routine matter. Proposal 3, the ratification of the independent registered public accounting firm, is considered a routine matter. We therefore strongly encourage you to provide voting instructions to your brokerage firm by submitting your proxy. This ensures your shares will be voted at the meeting according to your instructions. You should receive directions from your brokerage firm about how to submit your proxy to them.

IF I DO NOT GIVE INSTRUCTIONS TO MY BANK OR BROKER, WHAT MATTERS DOES MY BANK OR BROKER HAVE AUTHORITY TO VOTE UPON?
Brokerage firms and other intermediaries holding shares of our common stock in street name for customers are generally required to vote such shares in the manner directed by their customers. If you do not give instructions to your bank or broker within ten days of the Annual Meeting, it may vote your shares on our sole “routine” matter but will not be permitted to vote your shares with respect to “non-routine” items. The proposal to ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm is a routine matter, while the election of our directors and the approval of the amendment to the 2020 LTIP are non-routine matters. When a bank or broker has not received instructions from the beneficial owners or persons entitled to vote and the bank or broker cannot vote on a particular matter because it is not routine, then there is a “broker non-vote” on that matter. Broker non-votes will be counted in determining whether there is a quorum for the Annual Meeting. As a result, we strongly encourage you to submit your voting instructions and exercise your right to vote as a stockholder.

WHAT DOES IT MEAN IF I RECEIVE MORE THAN ONE PROXY CARD?
It means that you have more than one account, which may be at the transfer agent, with stockbrokers or otherwise. Please vote over the Internet, or complete and return all proxies for each account to ensure that all of your shares are voted.

HOW MANY SHARES MUST BE PRESENT TO HOLD THE MEETING?
A majority of our outstanding shares of common stock as of the Record Date must be present at the Annual Meeting to hold the Annual Meeting and conduct business. This is called a quorum. Shares are counted as present at the Annual Meeting if the stockholder votes over the Internet or telephone, completes and submits a proxy or is virtually present at the Annual Meeting. Shares that are present that vote to abstain or do not vote on one or more of the matters to be voted upon are counted as present for establishing a quorum. If a quorum is not present, we expect that the Annual Meeting will be adjourned until we obtain a quorum.

WHAT VOTE IS REQUIRED TO APPROVE EACH MATTER AND HOW ARE VOTES COUNTED?
Proposal 1—Election of Three Class I Directors For a Term Expiring at our 2025 Annual Meeting of Stockholders
If a quorum is present or represented by proxy at the meeting, each Class I director nominee must be elected by a plurality of the votes cast by the stockholders entitled to vote at the meeting. A plurality means that the nominees with the largest number of votes are elected as directors up to the maximum number of directors to be elected at the Annual Meeting. If your broker holds your shares in “street name,” and if you do not vote your shares, your brokerage firm does not have the authority to vote your unvoted shares held by the firm since such matter is not considered routine. When a bank or broker has not received instructions from the beneficial owners or persons entitled to vote and the bank or broker cannot vote on a particular matter because it is not routine, then there is a “broker non-vote” on that matter. Broker non-votes do not count as votes “FOR” any nominee, but will be counted in determining whether there is a quorum for the Annual Meeting. You may vote “FOR” any one or more of the nominees or “WITHHOLD” from voting “FOR” any one or more of the nominees. Withheld votes and broker non-votes will not be considered as votes cast “FOR” any nominee, and will therefore have no effect on the outcome of the vote. If you submit a proxy and no vote is specified on the proxy, and in the absence of directions to the contrary, the shares will be voted “FOR” each of the Class I director nominees.
Proposal 2—Approve the Amendment to Increase Authorized Shares under the 2020 LTIP and to Re-Authorize the Evergreen Provision
To approve Proposal 2, if a quorum is present or represented by proxy at the meeting, stockholders holding a majority of Liquidia common stock present or represented by proxy at the Annual Meeting and voting on the matter must vote “FOR” the proposal, meaning that the votes cast by the stockholders “FOR” the approval of the proposal must exceed the combined number of votes cast “AGAINST” the approval of the proposal. If a stockholder votes to “ABSTAIN,” it has the same effect as a vote “AGAINST.” If your broker holds your shares in “street name,” and if you do not vote your shares, your brokerage firm does not have the authority to vote your unvoted shares held by the firm since Proposal 2 is not considered routine. When a bank or broker has not received instructions from the beneficial owners or persons entitled to vote and the bank or broker cannot vote on a particular matter because it is not routine, then there is a “broker non-vote” on that matter. Broker non-votes will not be considered as votes “FOR” or “AGAINST” this proposal or as votes to “ABSTAIN”, and therefore will have no effect on the outcome of the vote.
Proposal 3—Ratify the Appointment of PricewaterhouseCoopers LLP as our Independent Registered Public Accounting Firm for the Year Ending December 31, 2022
To approve Proposal 3, if a quorum is present or represented by proxy at the meeting, stockholders holding a majority of Liquidia common stock present or represented by proxy at the Annual Meeting and voting on the matter must vote “FOR” the proposal, meaning that the votes cast by the stockholders “FOR” the approval of the proposal must exceed the number of votes cast “AGAINST” the approval of the proposal. If a stockholder votes to “ABSTAIN,” it has the same effect as a vote “AGAINST.” As Proposal 3 is a routine matter, broker non-votes will not occur with respect to this proposal. If no vote is specified on the proxy and in the absence of directions to the contrary, the shares will be voted “FOR” the ratification of the appointment of our independent auditor.
The inspector of election appointed for the Annual Meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes, will tabulate all votes.

HOW DOES THE BOARD OF DIRECTORS RECOMMEND THAT I VOTE?
Our Board recommends that you vote:
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“FOR” Proposal 1—elect three Class I directors to serve on the Board for a term expiring at our 2025 annual meeting of stockholders and until their successors are duly elected and qualified, or until such director’s earlier resignation, removal or death;

•
“FOR” Proposal 2—approve the amendment to increase the authorized shares reserved for issuance under the 2020 LTIP and to re-authorize the evergreen provision; and

•
“FOR” Proposal 3—ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the year ending December 31, 2022.

ARE THERE OTHER MATTERS TO BE VOTED ON AT THE MEETING?
We do not know of any other matters that may come before the Annual Meeting other than the election of Class I directors, the approval of the amendment to the 2020 LTIP and the ratification of the independent registered public accounting firm. If any other matters are properly presented to the Annual Meeting, the persons named in the accompanying proxy intend to vote, or otherwise act, in accordance with their judgment.

WHERE DO I FIND THE VOTING RESULTS FOR THE MEETING?
We intend to announce preliminary voting results at the Annual Meeting. We will publish final results in a Current Report on Form 8-K, which will be filed with the Securities and Exchange Commission (the “SEC”) no later than four business days following the Annual Meeting. To request a printed copy of our filings with the SEC, please write to Investor Relations, Liquidia Corporation, 419 Davis Drive, Suite 100, Morrisville, North Carolina 27560, or e-mail Investor Relations at IR@liquidia.com. You will also be able to find a copy on the

Internet through our website at www.liquidia.com or through the SEC’s electronic data system, called EDGAR, at www.sec.gov. Our website is not part of this proxy statement; references to our website address in this proxy statement are intended to be inactive textual references only.

WHO WILL PAY FOR THE COSTS OF SOLICITING THESE PROXIES?
We will pay the costs of soliciting proxies. In addition to mailing the Notice, our directors, officers and employees may solicit proxies by telephone, e-mail and in person, without additional compensation. Upon request, we will also reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for distributing proxy materials to stockholders.

HOW CAN I RECEIVE FUTURE PROXY STATEMENTS AND ANNUAL REPORTS OVER THE INTERNET?
This proxy statement and our Annual Report for the fiscal year ended December 31, 2021 are available on our Internet site at www.liquidia.com. This proxy statement and our Annual Report for the fiscal year ended December 31, 2021 are also available on the Internet site at www.envisionreports.com/LQDA. Most stockholders can elect to view future proxy statements and annual reports over the Internet instead of receiving printed copies in the mail. If you are a stockholder of record, you can choose this option when you vote over the Internet and save us the cost of producing and mailing these documents. If you are a stockholder of record and choose to view future proxy statements and annual reports over the Internet, you will receive a proxy in the mail next year with instructions containing the Internet address to access those documents. If your shares are held through a broker or other nominee, you should check the information provided by them for instructions on how to elect to view future proxy statements and annual reports over the Internet.

WHY IS THE ANNUAL MEETING BEING HELD VIRTUALLY?
We continue to closely monitor developments with the coronavirus (COVID-19) pandemic and the related recommendations and protocols issued by public health authorities and federal, state, and local governments. In light of these ongoing concerns and in order to protect the health and safety of our employees and stockholders, we will again be conducting the Annual Meeting solely online.
We are excited to embrace the latest technology to provide expanded access, improved communication and cost savings for our stockholders and the Company. We believe that hosting a virtual meeting will enable more of our stockholders to attend and participate in the meeting since our stockholders can participate from any location around the world with Internet access.

THE CLASS I DIRECTOR ELECTION PROPOSAL
The Company’s Bylaws (the “Bylaws”) provide that the authorized number of directors of the Company shall not be less than three nor more than eleven. Nine directors are currently serving on the Board. The Board is authorized to increase or decrease the total number of directors within the limitations prescribed by the Company’s Bylaws. The Company’s Bylaws and Certificate of Incorporation (the “Certificate of Incorporation”) divide the Board into three classes with staggered three-year terms. Pursuant to the Certificate of Incorporation and Bylaws, no one class of directors has more than one director more than any other class of directors.
At the Annual Meeting, the stockholders will be asked to elect three directors to serve for three-year terms expiring at the annual meeting of stockholders in 2025. The Class I director nominees, whose terms of office will expire at the Annual Meeting, are Dr. Stephen Bloch, Dr. Joanna Horobin and Roger A. Jeffs, Ph.D.. If each director is elected, the total number of authorized directors comprising the Company’s Board will remain at nine directors, effective immediately following the Annual Meeting.
The Board has nominated, upon the recommendation of our Nominating and Corporate Governance Committee, Drs. Bloch, Horobin and Jeffs. Proxies solicited by the Board will, unless otherwise directed, be voted to elect the three nominees named below. Each nominee has indicated a willingness to serve for the term to which they are nominated, if elected. In case any nominee is not a candidate at the Annual Meeting, the proxies named in the enclosed form of proxy intend to vote in favor of the remaining nominees and to vote for a substitute nominee in their discretion in such class, as they shall determine. Set forth below is certain information about the nominees for election as directors, including each nominee’s age, principal occupation and business experience for at least the past five years and the names of other publicly held companies on whose boards the nominee serves or has served in the past five years. There are no family relationships among any of our directors, nominees for director and executive officers.
NOMINEES FOR A THREE-YEAR TERM EXPIRING AT THE 2025 ANNUAL MEETING
The following information contains information about the nominees as of April 29, 2022, including the nominee’s age, business experience, public company director positions held currently or at any time during the last five years, involvement in certain legal proceedings, if applicable, and the experiences, qualifications, attributes or skills that caused the Nominating and Corporate Governance Committee and our Board to determine that the nominee should serve as one of our directors.
Name	Age	Principal Occupation and Business Experience
Dr. Stephen Bloch	60
Dr. Bloch has been the Chairperson and member of our Board, and a member of our Audit Committee, since Liquidia Corporation’s formation in June 2020 and has served as a member and Chairperson of our Nominating and Corporate Governance Committee since April 2021. Dr. Bloch served as Chairperson of our Compensation Committee from June 2020 through November 2020 and is currently a member of the Compensation Committee. Previously, Dr. Bloch served as a member of our Litigation Committee from August 2020 to January 2022 and as a member of our Research and Development Committee from April 2021 to January 2022. Dr. Bloch has been a member of the board of directors of Liquidia Technologies since July 2009. Dr. Bloch is currently a director of a number of private life sciences companies and served as a director of Marinus Pharmaceuticals, Inc. (Nasdaq: MRNS) from September 2005 until April 2016. Dr. Bloch has served as Chief Executive Officer of EvolveImmune Therapeutics since January 2020 and as Chief Executive Officer of Allyx Therapeutics, Inc. since July 2020. Dr. Bloch has also been a general partner at Canaan Partners, a global venture capital firm, since November 2007. From August 2003 to November 2007, Dr. Bloch was a principal at Canaan Partners. From January 1995 to June 2002, Dr. Bloch was the founder and chief executive officer of Radiology Management

Name	Age	Principal Occupation and Business Experience

Sciences, LLC, a specialty medical management company. Dr. Bloch graduated from Dartmouth College with a Bachelor of Arts. Dr. Bloch also holds a Doctor of Medicine from the University of Rochester and a Master of Arts in the History of Science from Harvard University. We believe Dr. Bloch is qualified to serve on our Board due to his financial expertise, experience as a venture capitalist and his experience of serving on the board of directors for several public and private pharmaceutical and life sciences companies.

Dr. Joanna Horobin	67
Dr. Horobin has been a member of our Board of Directors since Liquidia Corporation’s formation in June 2020. Dr. Horobin has been Chairperson of our Compensation Committee since December 2020, and has served as a member of our Compensation Committee since June 2020. Dr. Horobin also served as a member of our Research and Development Committee from June 2020 to January 2022 and as a member of our Litigation Committee from August 2020 to January 2022. Dr. Horobin has been a member of the board of directors of Liquidia Technologies since October 2019. Dr. Horobin served as the Senior Vice President and Chief Medical Officer of Idera Pharmaceuticals, Inc., a clinical stage biopharmaceutical company focused on the clinical development, and ultimately the commercialization, of drug candidates for both oncology and rare disease indications (“Idera”) (Nasdaq: IDRA), from November 2015 until July 2019. Prior to joining Idera, Dr. Horobin served as the Chief Medical Officer of Verastem, Inc. (“Verastem”) (Nasdaq: VSTM), a biopharmaceutical company focused on developing and commercializing medicines to improve the survival and quality of life of cancer patients, from September 2012 to July 2015. Prior to joining Verastem, she served as President of Syndax Pharmaceuticals, Inc. (“Syndax”) (Nasdaq: SNDX), a clinical stage biopharmaceutical company developing an innovative pipeline of cancer therapies, from September 2006 to September 2012 and as Chief Executive Officer from September 2006 until April 2012. Prior to that, Dr. Horobin held several roles of increasing responsibility at global pharmaceutical corporations such as Rhône Poulenc Rorer (now Sanofi) and Chugai Rhône Poulenc. Dr. Horobin received her medical degree from the University of Manchester, England. Dr. Horobin currently serves on the board of Kymera Therapeutics, Inc. (Nasdaq: KYMR), Vyant Bio Inc. (Nasdaq: VYNT) and certain other private and non-U.S. public companies. We believe Dr. Horobin is qualified to serve on our Board due to her extensive industry experience and knowledge in drug development and commercialization.

Roger A. Jeffs, Ph.D.	60
Dr. Jeffs, has been our Chief Executive Officer since January 2022. Dr. Jeffs served as a director of RareGen from August 2018 until November 2020. As a condition to closing the Merger Transaction (as defined below), in November 2020, Dr. Jeffs was appointed as a member of our Board. Dr. Jeffs also served on our Compensation Committee from November 2020 to December 2021 and on our Research and Development Committee and our Litigation Committee from April 2021 to January 2022. Dr. Jeffs is currently the Co-Founder and Vice Chairman of Kriya Therapeutics, a gene therapy company, where he has served since October 2019. Dr. Jeffs was previously at United Therapeutics Corporation, a biotechnology company, where he worked for 18 years until 2016. Dr. Jeffs joined United Therapeutics Corporation during its inception phase in 1998 as Director of Research, Development, and Medical and served as its President and Chief Operating Officer from 2001 to 2014, and President and co-CEO from

Name	Age	Principal Occupation and Business Experience

2015-2016, and was a member of the board of directors from 2001 through 2016. While at United Therapeutics, Dr. Jeffs helped lead the initial public offering, oversaw the clinical development and regulatory approval of six products for rare diseases, and managed the commercial effort that led to a consistent >20% CAGR and $1.5 billion revenue run rate. United Therapeutics was consistently recognized as one of the fastest growing companies and best places to work during his tenure. Dr. Jeffs previously held positions at Amgen, Inc., a biopharmaceutical company, and Burroughs Wellcome Co., a pharmaceutical company, where he held roles in clinical development. Dr. Jeffs currently serves on the board of directors of Axsome Therapeutics, Inc. (Nasdaq: AXSM) and previously served, within the last five years, on the board of directors of Albireo Pharma, Inc. (Nasdaq: ALBO), Axovant Gene Therapies (Nasdaq: AXGT), Dova Pharmaceuticals, Sangamo Therapeutics (Nasdaq: SGMO) and United Therapeutics (Nasdaq: UTHR). Dr. Jeffs holds an undergraduate degree in chemistry from Duke University and a Ph.D. in pharmacology from the University of North Carolina School of Medicine. We believe Dr. Jeffs’ scientific background and business experience, coupled with his experience as a chief executive officer of a publicly-traded biotechnology company, provide him with the qualifications and skills to serve on our Board.

Vote Required
Assuming the presence of a quorum at the Annual Meeting, the election of a Class I director requires the affirmative vote of a plurality of the shares of common stock present in person, by remote communication, or represented by proxy and entitled to vote. Thus, the three nominees with the greatest number of votes will be elected.
Board Recommendation
After careful consideration, the Board determined that election of each of the nominees for director named above is advisable and in the best interests of Liquidia and its stockholders. On the basis of the foregoing, the Board has approved and declared advisable the election of each of the nominees for director named above and recommends that you vote “FOR” the election of each of the nominees for director named above.
CLASS II DIRECTORS CONTINUING IN OFFICE UNTIL THE 2023 ANNUAL MEETING
The following contains certain information about those directors whose terms do not expire until the 2023 annual meeting and who are not standing for reelection, including their business experience, public company director positions held currently or at any time during the last five years, involvement in certain legal proceedings, if applicable, and the experiences, qualifications, attributes or skills that caused our Board to determine that the directors should serve as one of our directors. The age of each director as of April 29, 2022 is set forth below.
Name	Age	Principal Occupation and Business Experience
Katherine Rielly-Gauvin	59
Ms. Rielly Gauvin has been a member of our Board and a member of our Nominating and Corporate Governance Committee since Liquidia Corporation’s formation in June 2020. Ms. Rielly Gauvin has also served on our Compensation Committee since January 2022. Previously, Ms. Rielly-Gauvin served as Chairperson of our Research and Development Committee from June 2020 to January 2022 and as a member of our Litigation Committee from August 2020 to January 2022. Ms. Rielly-Gauvin has been a member of the board of directors of Liquidia Technologies since October 2019 and served as a member of the Liquidia Technologies Nominating and Corporate Governance Committee and Research and Development Committee from

Name	Age	Principal Occupation and Business Experience

October 2019 until consummation of the Merger Transaction (as defined below) in November 2020. Ms. Rielly Gauvin has served as the Vice President of Global Commercial Development of AbbVie Inc. (NYSE: ABBV) (“AbbVie”), a pharmaceutical research and development company, since January 2013. At AbbVie, Ms. Rielly Gauvin is responsible for developing the strategic commercial direction of key compounds in AbbVie’s pipeline across core therapeutic areas in Immunology, Oncology, Neuroscience and Specialty. Prior to joining AbbVie, Ms. Rielly Gauvin worked in the Johnson & Johnson family of companies across a variety of roles in commercial, medical affairs and research capacities, including Vice President and General Manager for the Janssen Commercial CNS organization. Ms. Rielly Gauvin holds a Bachelor of Science degree in Chemistry from Simmons University and an MBA in Economics from Rutgers University. We believe Ms. Rielly Gauvin is qualified to serve on our Board due to her extensive industry experience and knowledge in drug development and commercialization.

Raman Singh	51
Mr. Singh has been a member of our Board, our Audit Committee and our Nominating and Corporate Governance Committee since Liquidia Corporation’s formation in June 2020. Mr. Singh has been a member of the board of directors of Liquidia Technologies since February 2018. Since December 2020, Mr. Singh has served as the Chief Executive Officer of Juniper Biologics which specializes in Oncology & Oncology Supportive Care, Gene Therapy & Rare Diseases. Previously, from 2011 to December 2020, Mr. Singh served as the chief executive officer of Mundipharma Pte Limited, which is part of a network of independent associated companies active in the fields of analgesia, oncology, ophthalmology, respiratory, specialty care and consumer health. Mr. Singh graduated with a Bachelors in Mechanical Engineering . He also holds Masters in International Management from Thunderbird School of Global Management and in Business Administration from Assumption University. We believe Mr. Singh is qualified to serve on our Board due to his vast industry experience and knowledge as well as his business experience.

David Johnson	39
As a condition to, and concurrent with, closing our private placement of common stock in April 2021, pursuant to that certain Common Stock Purchase Agreement, dated as of April 12, 2021, by and among Liquidia, a fund and account managed by Caligan Partners LP (“Caligan”) and certain other accredited investors, and that certain Standstill Agreement, dated as of April 13, 2021, by and between Liquidia and Caligan (the “Standstill Agreement”), Mr. Johnson was appointed as a member of our Board and Audit Committee. Previously, from April 2021 to January 2022, Mr. Johnson served as a member of our Research and Development Committee. Mr. Johnson is a Partner and co-Founder of Caligan, an SEC-registered investment manager. Previously, Mr. Johnson was a Managing Director at The Carlyle Group, where he was employed from 2010 to 2017. Prior to joining Carlyle, Mr. Johnson worked for six years at Morgan Stanley, where he was a Vice President in the Principal Investments area. Mr. Johnson was previously a director of AMAG Pharmaceuticals from October 2019 through November 2020. Mr. Johnson has served on the Executive Committee for the Harvard College Fund and is a member of the board of directors of the Children’s Scholarship Fund. Mr. Johnson received his A.B. in Applied Mathematics, cum laude, from Harvard College in 2004 and a S.M. in Applied Mathematics from Harvard College

Name	Age	Principal Occupation and Business Experience

in 2004. The Board believes that Mr. Johnson’s qualifications to sit on the Board include his extensive experience as an investor and his insights into financial strategy, and organizational and business development.

CLASS III DIRECTORS CONTINUING IN OFFICE UNTIL THE 2024 ANNUAL MEETING
The following contains certain information about those directors whose terms do not expire until the 2024 annual meeting and who are not standing for reelection, including their business experience, public company director positions held currently or at any time during the last five years, involvement in certain legal proceedings, if applicable, and the experiences, qualifications, attributes or skills that caused our Board to determine that the directors should serve as one of our directors. The age of each director as of April 29, 2022 is set forth below.
Name	Age	Principal Occupation and Business Experience
Damian deGoa	43
Mr. deGoa has been a member of our Board since December 2020. Mr. deGoa currently serves as Chief Operating Officer at Ottawa Avenue Private Capital. Previously, Mr. deGoa served as our Chief Executive Officer from December 2020 to January 2022 and as Chief Executive Officer and a director of RareGen, LLC (now known as Liquidia PAH), a current wholly owned subsidiary of the Company (“RareGen”), from September 2018 until RareGen’s acquisition by the Company in November 2020. From December 2012 until September 2018, Mr. deGoa was the Managing Director of PBM Capital Group, LLC (“PBM Capital”) where he led several portfolio investments, divestments and operations. From April 2015 to April 2017, Mr. deGoa served as Chief Executive Officer of Breas Medical Group, a PBM Capital portfolio company which was acquired by Fosun Pharma in March 2017, and subsequently served as a director of Breas Medical Group from March 2017 to February 2020. Prior to joining PBM Capital, Mr. deGoa held various roles at Perrigo Company from August 2007 until December 2012, including Head of International Business Development, Divisional Finance Lead for Perrigo Company’s nutrition segment and Director of Corporate Development and Rx Business Development. Mr. deGoa holds a Bachelor of Arts in Economics and Philosophy from the University of Michigan and a Master’s in Business Administration in Finance from DePaul University. Mr. deGoa is qualified to serve on the Board due to his extensive and broad range of experience in business and healthcare product development, including previous commercial experience with treprostinil as our Chief Executive Officer and as Chief Executive Officer of RareGen.

Arthur Kirsch	70
Mr. Kirsch has been a member of our Board, Chairperson of our Audit Committee and a member of our Compensation Committee since Liquidia Corporation’s formation in June 2020. Previously, Mr. Kirsch served as a member of our Litigation Committee from August 2020 to January 2022. Mr. Kirsch has been a member of the board of directors of Liquidia Technologies since September 2016, and was the Chairperson of Liquidia Technologies’ Audit Committee since its formation in August 2016 until consummation of the Merger Transaction (as defined below) in November 2020 and a member of Liquidia Technologies’ Compensation Committee from May 2019 until November 2020. Mr. Kirsch previously served as a director of POZEN Inc. (Nasdaq: POZN) from May 2004 until February 2016, as a director of Aralez Pharmaceuticals, Inc. (Nasdaq: ARLZ) from February 2016 until May 2019, as a director of Kadmon Corporation (NYSE: KDMN) from

Name	Age	Principal Occupation and Business Experience

May 2019 to November 2021 and as a director of Immunomedics, Inc. (Nasdaq: IMMU) from August 2015 until October 2016. Mr. Kirsch is currently a consultant. From June 2005 until June 2019, Mr. Kirsch served as a managing director and senior advisor for GCA Global, LLC, a global investment banking firm. From May 1994 to May 2004, he served as executive vice president, head of research at Vector Securities, LLC, a brokerage firm. From February 1990 to May 1993, Mr. Kirsch served as president of Natwest Securities Limited, a brokerage firm. From June 1979 to February 1990, Mr. Kirsch worked at Drexel Burnham Lambert, Inc., an investment banking firm, where he held the position of executive vice president, head of equity division. Mr. Kirsch graduated from the University of Rhode Island with a Bachelor of Science and also holds a Master of Business Administration from Baruch College. We believe Mr. Kirsch is qualified to serve on our Board due to his business and financial expertise and his experience serving on the boards of directors of several public pharmaceutical and life sciences companies.

Paul B. Manning	66
As a condition to, and concurrent with, closing our acquisition of RareGen (now Liquidia PAH) in November 2020 (the “Merger Transaction”), pursuant to that certain Agreement and Plan of Merger, dated as of June 29, 2020, as amended, by and among Liquidia, RareGen, Gemini Merger Sub I, Inc., Gemini Merger Sub II, LLC and PBM RG Holdings, LLC (the “Merger Agreement”) and that certain Cooperation Agreement, dated as of June 29, 2020, by and among Liquidia, PBM Capital Finance, LLC (“PBM Capital Finance”) and PD Joint Holdings, LLC Series 2016-A (“PD Joint Holdings”) (the “PBM Cooperation Agreement”), Mr. Manning was appointed as a member of our Board and Nominating and Corporate Governance Committee. Since 2010, Mr. Manning has served as the Chairman and Chief Executive Officer of PBM Capital Group, a private equity investment firm in the business of investing in healthcare and life-science related companies, which he founded. Prior to that, Mr. Manning founded PBM Products in 1997, a producer of infant formula and baby food, which was sold to Perrigo Corporation in 2010. Mr. Manning has served as a director of Verrica Pharmaceuticals, Inc. (Nasdaq: VRCA) since December 2015, a director of Candel Therapeutics, Inc. (Nasdaq: CADL) since November 2018 and as a director of Taysha Gene Therapies, Inc. (Nasdaq: TSHA) since March 2020. Within the past five years, Mr. Manning previously served on the board of directors of Dova Pharmaceuticals, Inc. and AveXis, Inc. Mr. Manning also served as a director of RareGen from August 2018 until November 2020 and also serves as a director of other private companies. Mr. Manning received a B.S. in microbiology from the University of Massachusetts. We believe that Mr. Manning is qualified to serve on our Board based upon his over 30 years of managerial and operational experience in the healthcare industry and as an investor in healthcare related companies.

THE 2020 LTIP AMENDMENT PROPOSAL
Overview
On June 28, 2020, our Board adopted the Liquidia Corporation 2020 Long-Term Incentive Plan (the “2020 LTIP”), and our stockholders approved the 2020 LTIP on October 21, 2020 at a special meeting. As originally adopted by the Board and our stockholders, the 2020 LTIP initially authorized the issuance up to an aggregate of 1,700,000 shares of our common stock and an evergreen provision that allows for an annual increase of 4% of the number of shares of common stock issued and outstanding on the immediately preceding December 31 (or a lesser amount determined by the Board), which evergreen provision is set to expire in 2030.
On April 19, 2022, the Board adopted an amendment to the 2020 LTIP to increase the total number of shares that can be issued under the 2020 LTIP by adding 1,600,000 shares and for purposes of clarity to re-authorize the 4% evergreen provision through 2030, subject to stockholder approval of the amendment. This increase in total number of shares (not including the re-authorized evergreen) represents approximately 2.5% of our total shares of common stock outstanding as of the Record Date.
The increase in the total number of shares and re-authorization of the current evergreen provision are the only amendments adopted by the Board. We are not extending the evergreen period or increasing the percentage of the evergreen that is currently in place. We are only asking our stockholders to approve a one-time increase in the number of shares available under the 2020 LTIP. No other provision in the 2020 LTIP would be affected by the amendment.
As of the Record Date, under the 2020 LTIP:
•
20,523 shares of common stock have been issued upon exercise of stock options;

•
15,808 shares of common stock have been issued upon vesting and settlement of restricted stock units;

•
254,189 shares of common stock have been issued upon vesting of performance stock units;

•
393,761 shares are subject to issuance upon vesting of outstanding restricted stock units;

•
4,651,652 shares are subject to issuance upon exercise of outstanding options at a weighted average share price of $4.17 per share; and

•
189,008 shares are available for future issuance under the 2020 LTIP.

Since the 2020 LTIP was adopted, we have granted options for the purchase of an aggregate of 3,337,652 shares of common stock to current executive officers and directors (which number includes grants that have been forfeited or otherwise cancelled), and have granted to all our employees (excluding current executive officers) as a group options to purchase an aggregate of 1,594,300 shares of common stock (which number includes grants that have been forfeited or otherwise cancelled). The stock options granted have exercise prices ranging from $2.42 to $6.25 per share. The closing price of the common stock as reported on the NASDAQ Stock Market on the Record Date was $5.63.
As of the date of this Proxy Statement, all eight non-employee directors, and approximately 70 employees and consultants are eligible to participate in the 2020 LTIP. We believe that incentive compensation in the form of options (and restricted/performance stock units) is critical to our success in remaining competitive and in attracting, hiring, motivating and retaining key personnel. The efforts and skill of our employees and other personnel who provide services to our Company generate much of the growth and success of our business. Our employees, consultants and directors understand that their stake in our Company will have value only if, working together, we create value for our stockholders. Awards generally vest over a period of service with us or upon accomplishment of performance objectives, giving the recipient an additional incentive to provide services over a number of years and build on past performance.
Based on our current projected hiring goals related to a potential launch of YUTREPIA in late 2022, our management and Board have determined that we will not have a sufficient number of securities immediately available under the 2020 LTIP for future grants of options or restricted stock units or other Awards (as defined below) to our new hires and to our existing employees unless we immediately increase the shares available under the 2020 LTIP.

As a result of our recent and expected growth in preparation for a potential launch of YUTREPIA in late 2022, we adopted an inducment plan in 2022 (see page 49 of this proxy statement for a description). Additionally, we entered into an Executive Employment Agreement with our Chief Executive Officer, Roger Jeffs, effective as of January 3, 2022 (the “Jeffs Agreement”), pursuant to which, Dr. Jeffs received 63,230 restricted stock units on January 3, 2022 and a nonstatutory stock option entitling him to purchase up to 1,682,827 shares, and he became eligible to receive a nonstatutory stock option entitling him to purchase up to 931,475 shares (the “Second Tranche Option”), subject to his continued employment on the grant date. The Second Tranche has not been granted yet. Because Dr. Jeffs was on the Board prior to his appointment as our Chief Executive Officer, the equity grants set forth in the Jeffs Agreement must be made under the 2020 LTIP rather than as an inducement grant meeting the requirements of Rule 5635(c)(4) of the rules and regulations of The Nasdaq Stock Market. At the time we entered into the Jeffs Agreement, our management and Board determined that we would not have sufficient securities available under the 2020 LTIP to grant the Second Tranche Option as set forth in the Jeffs Agreement due to other priorities and incentives needed to retain existing employees. If the increase to the shares available under the 2020 LTIP and the re-authorization of the evergreen provision are approved, it is expected there will be sufficient shares available under the 2020 LTIP to satisfy our equity needs for offerings to Dr. Jeffs and equity grants under the 2020 LTIP in 2022. However, if the stockholders do not approve the increase to the shares available under the 2020 LTIP, we will exhaust the currently available shares under the 2020 LTIP in 2022 and will continue to be reliant solely on our inducement plan to issue equity grants to new hires during 2022. If stockholders do not approve the increase to the shares available under the 2020 LTIP, pursuant to Dr. Jeffs’ Agreement, subject to his continued employment and the approval of the Compensation Committee, he will continue to be entitled to the Second Tranche Option and such grant will be made on January 3, 2023, subject to the terms of the 2020 LTIP (and share increase pursuant to and conditioned upon the current evergreen provision) and applicable nonstatutory stock grant agreement.
Furthermore, Dr. Jeffs will receive a bonus equal to (A) the difference, and only if the difference is positive, between (i) the per share closing price of Company common stock on the date on which the Second Tranche Option is granted to the him minus (ii) the per share closing price of Company common stock on January 3, 2022 multiplied by (B) 931,475 (the “Quarterly Bonus”). If owed, twenty-five percent (25%) of the Quarterly Bonus will be paid on January 5, 2023 and the remainder shall be paid in equal installments on the last day of each calendar quarter through December 31, 2025, subject to his continuous employment on each such payment date. As such, in the event the stockholders do not approve the increase to the shares available under the 2020 LTIP such that the Second Tranche Option cannot be granted shortly after the 2022 annual stockholder meeting, and in the event the per share price of Company common stock increases between the 2022 annual stockholder meeting and January 3, 2023, the Quarterly Bonus amount could be higher than the Quarterly Bonus amount awarded to Dr. Jeffs if the stockholders approves the share increase.
On April 19, 2022, our Board approved an increase in the number of securities available for award grants under the 2020 LTIP by adding 1,600,000 shares as of the effecvtive date of the amendment (subject to stockholder approval), and based on the recommendation of the Compensation Committee, our Board concluded that re-authorizing the evergreen provision was appropriate due to the constraints imposed by a fixed share limitation.. As proposed to be re-authorized, the annual evergreen amount will continue to be the lesser of (a) 4% of the shares outstanding on the first day of the year and (b) a number of shares determined by the Board of Directors and would continue through January 1, 2030, the original expiration of the evergreen provision. In the event the stockholders do not approve the proposed amendment to the 2020 LTIP, then the existing evergreen provision will continue to apply. We are hereby submitting the foregoing amendment of our 2020 LTIP to our stockholders for their approval.
The following is a summary of the most significant features of the 2020 LTIP and does not purport to be a complete description of all provisions of the 2020 LTIP. The 2020 LTIP should be read in conjunction with, and is qualified in its entirety by reference, to the complete text of the proposed amendment and the complete text of the 2020 LTIP, which are attached to this proxy statement as Exhibits A and B.
2020 Long-Term Incentive Plan
On April 19, 2022, the Board adopted an amendment to the 2020 LTIP to increase the total number of shares by adding 1,600,000 shares and to re-authorize the evergreen provision, subject to stockholder approval of the amendment.

The 2020 LTIP is designed to:
•
promote the long-term financial interests and growth of the Company and its subsidiaries by attracting and retaining directors and employees, which include management as well as other personnel;

•
motivate management by means of growth-related incentives to achieve long-range goals; and

•
further the alignment of the interests of participants and those of the Company’s stockholders, through opportunities for increased stock or stock-based ownership in the Company.

The 2020 LTIP will remain in effect, subject to the right of the Board or the Compensation Committee to amend or terminate the 2020 LTIP at any time, until the earlier of (a) the earliest date as of which all Awards (as defined below) granted under the 2020 LTIP have been satisfied in full or terminated and no shares of common stock approved for issuance under the 2020 LTIP remain available to be granted under new Awards, or (b) June 27, 2030. No Awards will be granted under the 2020 LTIP after such termination date. Subject to other applicable provisions of the 2020 LTIP, all Awards made under the 2020 LTIP on or before June 27, 2030, or such earlier termination of the 2020 LTIP Plan, shall remain in effect until such Awards have been satisfied or terminated in accordance with the 2020 LTIP and the terms of such Awards.
Participation in the 2020 LTIP
All of the Company’s and its subsidiaries’ officers, non-employee directors, employees and consultants are eligible to participate in the 2020 LTIP (see discussion above for futher detail).
Participation by Non-Employee Directors
Although the Company’s directors, including the Company’s independent directors, are not involved in the day-to-day running of the Company’s operations on a consolidated basis, they play an important role in furthering the Company’s business interests by contributing their experience and expertise. In particular, a number of the Company’s independent directors have substantial experience and expertise in pharmaceutical research and development and play an important role in helping us shape our business strategy. It is crucial for the Company to be able to attract, retain and incentivize such individuals.
It may not always be possible to quantify the services and contributions of the Company’s non-employee directors to the Company, and accordingly, it may not always be possible to compensate them fully or appropriately by increasing their directors’ fees or other cash payments. To that end, participation by non-employee directors in the 2020 LTIP allows the Company to acknowledge and reward their services and contributions to the Company. In addition, we believe that opportunities for increased stock or stock-based ownership in the Company will further align the interests of its non-employee directors with the interests of its stockholders.
Plan Administration
The 2020 LTIP is administered by the “Administrator” (as defined below) provided that no director shall participate in any deliberation or decision in respect of any stock option, stock appreciation right, stock award, stock unit, performance share, performance unit and/or other stock-based award (each, an “Award,” and collectively, the “Awards,”) to be granted to such director.
For the purposes of the 2020 LTIP, “Administrator” means the Compensation Committee, or such other committee(s) of director(s) duly appointed by the Board or the Compensation Committee to administer the 2020 LTIP or delegated limited authority to perform administrative actions under the 2020 LTIP, and having such powers as shall be specified by the Board or the Compensation Committee, provided, however, that at any time the Board may serve as the Administrator in lieu of or in addition to the Compensation Committee or such other committee(s) of director(s) to whom administrative authority has been delegated. With respect to any Award to which Section 16 of the Exchange Act applies, the Administrator shall consist of either the Board or a committee of the Board, which committee shall consist of three or more directors, each of whom is intended to be, to the extent required by Rule 16b-3 of the Exchange Act, a “non-employee director” as defined in Rule 16b-3 of the Exchange Act and an “independent director” to the extent required by the Nasdaq listing rules. Any member of the Administrator who does not meet the foregoing requirements shall abstain from any decision regarding an Award and shall not be considered a member of the Administrator to the extent required to comply with Rule 16b-3 of the Exchange Act.
The Administrator has the authority, in its sole and absolute discretion, to grant Awards under the 2020 LTIP to eligible individuals, and to take all other actions necessary or desirable to carry out the purpose and intent of the 2020 LTIP. Further, the Administrator has the authority, in its sole and absolute discretion, subject to the terms and conditions of the 2020 LTIP, to, among other things:
•
determine the eligible individuals to whom, and the time or times at which, Awards shall be granted;

•
determine the type of Awards to be granted to any eligible individual;

•
determine the number of shares of common stock to be covered by or used for reference purposes for each Award or the value to be transferred pursuant to any Award; and

•
determine the terms, conditions and restrictions applicable to each Award and any shares of common stock acquired pursuant thereto, including, without limitation, (i) the purchase price of any shares of common stock, (ii) the method of payment for shares of common stock purchased pursuant to any Award, (iii) the method for satisfying any tax withholding obligation arising in connection with any Award, including by the withholding or delivery of shares of common stock, (iv) the timing, terms and conditions of the exercisability, vesting or payout of any Award or any shares of common stock acquired pursuant thereto, (v) the performance goals applicable to any Award and the extent to which such performance goals have been attained, (vi) the time of the expiration of an Award, (vii) the effect of a participant’s Termination of Service, as defined in the 2020 LTIP, on any of the foregoing and (viii) all other terms, conditions and restrictions applicable to any Award or shares of common stock acquired pursuant thereto as the Administrator considers to be appropriate and not inconsistent with the terms of the 2020 LTIP.

Size
We are asking our stockholders to approve an amendment to our 2020 LTIP to increase the number of shares of common stock authorized for issuance thereunder by adding 1,600,000 shares and to re-authorize the current evergreen provision.
Under the amended 2020 LTIP, we will increase the shares available under the 2020 LTIP by 1,600,000 shares as of the effecitive date of the stockholders’ approval; and the reserve will automatically increase on each January 1 thereafter, and will continue for each subsequent anniversary through June 1, 2030, by an amount equal to the smaller of (a) 4% of the number of shares of common stock issued and outstanding on the immediately preceding December 31, or (b) an amount determined by the Board.
Appropriate adjustments will be made in the number of authorized shares and other numerical limits in the 2020 LTIP and in outstanding awards to prevent dilution or enlargement of participants’ rights in the event of a stock split or other change in the Company’s capital structure. Shares subject to awards which expire, are cancelled, forfeited, terminated unearned, settled in cash, or withheld or surrendered in payment of an exercise price or taxes will again become available for issuance under the 2020 LTIP. The reserve will not be increased to include any shares issuable upon exercise of options granted under any of the Company’s assumed equity incentive plans (prior to the effective date of the 2020 LTIP) that expire or terminate without having been exercised in full.
Subject to adjustment as provided in the provision of the 2020 LTIP pertaining to the occurrence of certain corporate transactions, the maximum number of shares of common stock that may be issued pursuant to stock options granted under the 2020 LTIP that are intended to qualify as incentive stock options is 10,000,000.
Key Considerations in the Determination of Shares to be Authorized
In determining the number of shares to be initially authorized under 2020 LTIP, the Compensation Committee considered the following principal factors and information as of April 19, 2022 on which date there were 64,344,476 shares of common stock outstanding:
•
Number of Shares Available for Grant under the 2020 LTIP:   As of April 19, 2022, 189,008 shares remained reserved and available for issuance under the 2020 LTIP.

•
Burn Rate.   Burn rate measures the usage of shares of the Company’s equity incentive plans as a percentage of outstanding shares. For 2021, 2020 and 2019 our burn rates were 4.7%, 4.8% and 3.9% (all awards issued in 2019 and certain awards in 2020 were made under the equity incentive plan in place prior to Merger Transaction). This burn rate does not include shares granted as inducement grants meeting the requirements of Rule 5635(c)(4) of the rules and regulations of The Nasdaq Stock Market and has been calculated net of any awards that have expired, were cancelled, forfeited, terminated unearned, settled in cash, or withheld or surrendered in payment of an exercise price or taxes.

•
Overhang.   As of April 22, 2022, including the 1,600,000 shares requested under the 2020 LTIP, the overhang on a fully diluted basis would be approximately 14.5%. The overhang has been calculated to take into account inducement grants meeting the requirements of Rule 5635(c)(4) of the rules and regulations of The Nasdaq Stock Market and grants under prior equity plans of the Company.

When considering the number of shares to be added pursuant to the amendment as well as the plan’s continuation of the evergreen feature, the Compensation Committee also reviewed, among other things, projected future share usage and projected future forfeitures. The projected future usage of shares for long-term incentive awards under the 2020 LTIP was reviewed under scenarios based on a variety of assumptions. The Compensation Committee is committed to effectively managing the number of shares reserved for issuance under the 2020 LTIP while minimizing stockholder dilution.
Maximum Entitlements
The Administrator may establish compensation for directors who are not employees of the Company or any of its Affiliates, as defined in the 2020 LTIP, or the non-employee directors, from time to time, provided that the sum of any cash compensation and the grant date fair value of Awards granted under the 2020 LTIP to a non-employee director as compensation for services as a non-employee director during any calendar year may not exceed $500,000 annually, provided however that in a non-employee’s director first year of service, compensation for services may not exceed $1 million. The Administrator may make exceptions to this limit for individual non-employee directors in extraordinary circumstances, as the Administrator may determine in its discretion, provided that the non-employee director receiving such additional compensation may not participate in the decision to award such compensation or in other compensation decisions involving non-employee director.
Awards
Awards may be granted individually or in tandem with other types of Awards, concurrently with or with respect to outstanding Awards. Participants are not required to pay for the application or acceptance of Awards.
Stock Options
The Administrator may, from time to time, grant to eligible individuals Awards of stock options.
Such stock options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Administrator; provided, however, that Awards of stock options may not have a term in excess of ten years unless otherwise required by applicable law.
The exercise price per share subject to a stock option granted under the 2020 LTIP shall not be less than the fair market value of one share on the date of grant of the stock option, except as provided under applicable law or with respect to stock options that are granted in substitution of similar types of awards of a company acquired by the Company or with which the Company combines (whether in connection with a corporate transaction, such as a merger, combination, consolidation or acquisition of property or stock, or otherwise) to preserve the intrinsic value of such awards.
Except as provided in the applicable award agreement or otherwise determined by the Administrator, to the extent stock options are not vested and exercisable, a participant’s stock options shall be forfeited upon his Termination of Service.

Stock Appreciation Rights
The Administrator may, from time to time, grant to eligible individuals Awards of stock appreciation rights. A stock appreciation right entitles the participant to receive, subject to the provisions of the 2020 LTIP and the applicable award agreement, a payment having an aggregate value equal to the product of (a) the excess of (i) the fair market value on the exercise date of one share over (ii) the base price per share specified in the award agreement, and (b) the number of shares of common stock specified by the stock appreciation right, or portion thereof, which is exercised. The base price per share specified in the applicable award agreement shall not be less than the lower of the fair market value on the date of grant or the exercise price of any tandem stock option to which the stock appreciation right is related, or with respect to stock appreciation rights that are granted in substitution of similar types of awards of a company acquired by the Company or with which the Company combines (whether in connection with a corporate transaction, such as a merger, combination, consolidation or acquisition of property or stock, or otherwise) such base price as is necessary to preserve the intrinsic value of such awards.
Stock appreciation rights shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Administrator; provided, however, that stock appreciation rights granted under the 2020 LTIP may not have a term in excess of ten years unless otherwise required by applicable law.
Except as provided in the applicable award agreement or otherwise determined by the Administrator, to the extent stock appreciation rights are not vested and exercisable, a participant’s stock appreciation rights shall be forfeited upon his Termination of Service.
Stock Awards
The Administrator may, from time to time, grant to eligible individuals Awards of unrestricted stock or restricted stock, collectively, Stock Awards. For the purposes of the 2020 LTIP, “Restricted Stock” means an Award of shares of common stock that may be subject to certain transferability and other restrictions and to a risk of forfeiture, including by reason of not satisfying certain performance goals.
Restricted Stock shall be subject to such vesting, restrictions on transferability and other restrictions, if any, and risk of forfeiture as the Administrator may impose at the date of grant or thereafter. The period during which such vesting or transferability and other restrictions and/or risk of forfeiture applies, or the Restriction Period (as defined in the 2020 LTIP), may lapse under such circumstances, including without limitation upon the attainment of performance goals, in such installments, or otherwise, as the Administrator may determine. Subject to the provisions of the 2020 LTIP and the applicable award agreement, during the Restriction Period, the participant shall not be permitted to sell, assign, transfer, pledge or otherwise encumber Restricted Stock.
Except to the extent restricted under the applicable award agreement, a participant granted Restricted Stock shall have all of the rights of a stockholder including, without limitation, the right to vote. Cash dividends declared payable on common stock shall be paid with respect to outstanding Restricted Stock, either as soon as practicable following the dividend payment date or deferred for payment to such later date as determined by the Administrator, and shall be paid in cash or as unrestricted shares of common stock having a fair market value equal to the amount of such dividends or may be reinvested in additional shares of Restricted Stock as determined by the Administrator; provided, however, that dividends declared payable on Restricted Stock granted as a Performance Award shall be held by the Company and made subject to forfeiture at least until achievement of the applicable performance goal relating to such shares of Restricted Stock. Shares of common stock distributed in connection with a stock split or stock dividend, and other property distributed as a dividend, shall be subject to restrictions and a risk of forfeiture to the same extent as the Restricted Stock with respect to which such shares of common stock or other property have been distributed.
Except as provided in the applicable award agreement, upon termination of service during the applicable Restriction Period, Restricted Stock and any accrued but unpaid dividends that are at that time subject to restrictions shall be forfeited; provided that the Administrator may provide, by rule or regulation or in any Award Agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to Restricted Stock will be waived in whole or in part in the event of terminations resulting from specified causes, and the Administrator may in other cases waive in whole or in part the forfeiture of Restricted Stock.
Stock Units
The Administrator may, from time to time, grant to eligible individuals Awards of unrestricted stock units or Restricted Stock Units. For the purposes of the 2020 LTIP, “Restricted Stock Unit” means a right granted to a participant to receive shares of common stock or cash at the end of a specified deferral period, which right may be conditioned on the satisfaction of certain requirements, including the satisfaction of certain performance goals.
Restricted Stock Units shall be subject to such vesting, risk of forfeiture and/or payment provisions as the Administrator may impose at the date of grant. The Restriction Period to which such vesting and/or risk of forfeiture applies may lapse under such circumstances, including without limitation upon the attainment of performance goals, in such installments, or otherwise, as the Administrator may determine.
Until shares of common stock are issued to the participant in settlement of stock units, the participant shall not have any rights of a stockholder with respect to the stock units or the shares of common stock issuable thereunder. The Administrator may grant the participant the right to dividend equivalents on stock units, on a current, reinvested and/or restricted basis, subject to such terms as the Administrator may determine; provided, however, that dividend equivalents declared payable on stock units granted as a Performance Award shall rather than be paid on a current basis, be accrued and made subject to forfeiture at least until achievement of the applicable performance goal relating to such stock units.
Performance Shares and Performance Units
An award of Performance Shares, as that term is used in the 2020 LTIP, refers to shares of the Company’s common stock or stock units that are expressed in terms of the Company’s common stock, the issuance, vesting, lapse of restrictions or payment of which is contingent on performance as measured against predetermined objectives over a specified performance period. An award of Performance Units, as that term is used in the 2020 LTIP, refers to dollar-denominated units valued by reference to designated criteria established by the administrator, other than the Company’s common stock, whose issuance, vesting, lapse of restrictions or payment is contingent on performance as measured against predetermined objectives over a specified performance period. The applicable award agreement will specify whether Performance Shares and Performance Units will be settled or paid in cash or shares of the Company’s common stock or a combination of both, or will reserve to the administrator or the participant the right to make that determination prior to or at the payment or settlement date.
The Administrator will, prior to or at the time of grant, condition the grant, vesting or payment of, or lapse of restrictions on, an award of Performance Shares or Performance Units upon (A) the attainment of performance goals during a performance period or (B) the attainment of performance goals and the continued service of the participant. The length of the performance period, the performance goals to be achieved during the performance period, and the measure of whether and to what degree such performance goals have been attained will be conclusively determined by the Administrator in the exercise of its absolute discretion. Performance goals may include minimum, maximum and target levels of performance, with the size of the award or payout of Performance Shares or Performance Units or the vesting or lapse of restrictions with respect thereto based on the level attained. An award of Performance Shares or Performance Units will be settled as and when the award vests or at a later time specified in the award agreement or in accordance with an election of the participant, if the Administrator so permits, that meets the requirements of Section 409A.
Performance goals applicable to performance-based awards may be awarded based on performance metrics to be attained within a predetermined performance period as they may apply to an individual, one or more business units, divisions, or affiliates, or on a company-wide basis, and in absolute terms, relative to a base period, or relative to the performance of one or more comparable companies, peer groups, or an index covering multiple companies.
The Administrator may, in its discretion, adjust the performance goals applicable to any awards to reflect any unusual or non-recurring events and other extraordinary items, impact of charges for restructurings, discontinued operations and the cumulative effects of accounting or tax changes.

Other Stock-Based Awards
The Administrator may, from time to time, grant to eligible individuals Awards in the form of Other Stock-Based Awards. For the purposes of the 2020 LTIP, “Other Stock-Based Award” means an Award of shares of common stock or any other Award that is valued in whole or in part by reference to, or that is otherwise based upon, shares of common stock, including without limitation dividend equivalents and convertible debentures.
Adjustment Events
In the event of a merger, consolidation, rights offering, statutory share exchange or similar event affecting the Company (each, a “Corporate Event”), or a stock dividend, stock split, reverse stock split, separation, spinoff, reorganization, extraordinary dividend of cash or other property, share combination or subdivision or recapitalization or similar event affecting the capital structure of the Company (each, a “Share Change”), that occurs at any time after the effective date of the 2020 LTIP (including any such Corporate Event or Share Change that occurs after such adoption and coincident with or prior to the effective date of the 2020 LTIP), the Administrator shall make equitable and appropriate substitutions or proportionate adjustments to (a) the aggregate number and kind of shares of common stock or other securities on which Awards under the 2020 LTIP may be granted to eligible individuals, (b) the maximum number of shares of common stock or other securities with respect to which Awards may be granted during any one calendar year to any individual, (c) the maximum number of shares of common stock or other securities that may be issued with respect to incentive stock options granted under the 2020 LTIP, (d) the number of shares of common stock or other securities covered by each outstanding Award and the exercise price, base price or other price per share, if any, and other relevant terms of each outstanding Award and (e) all other numerical limitations relating to Awards, whether contained in the 2020 LTIP or in award agreements; provided, however, that any fractional shares resulting from any such adjustment shall be eliminated and that no such adjustment shall be made if as a result, the participant receives a benefit that a stockholder does not receive and any adjustment (except in relation to a capitalization issue) must be confirmed in writing by the auditors of the Company (acting as experts and not as arbitrators) to be, in their opinion, fair and reasonable.
In the case of Corporate Events, the Administrator may make such other adjustments to outstanding Awards as it determines to be appropriate and desirable, which adjustments may include, without limitation, (a) the cancellation of outstanding Awards in exchange for payments of cash, securities or other property or a combination thereof having an aggregate value equal to the value of such Awards, as determined by the Administrator in its sole discretion (it being understood that in the case of a Corporate Event with respect to which stockholders receive consideration other than publicly traded equity securities of the ultimate surviving entity, any such determination by the Administrator that the value of a stock option or stock appreciation right shall for this purpose be deemed to equal the excess, if any, of the value of the consideration being paid for each share of common stock pursuant to such Corporate Event over the exercise price or base price of such stock option or stock appreciation right shall conclusively be deemed valid and that any stock option or stock appreciation right may be cancelled for no consideration upon a Corporate Event if its exercise price or base price equals or exceeds the value of the consideration being paid for each share of common stock pursuant to such Corporate Event), (b) the substitution of securities or other property (including, without limitation, cash or other securities of our company and securities of entities other than our company) for the shares of common stock subject to outstanding Awards and (c) the substitution of equivalent awards, as determined in the sole discretion of the Administrator, of the surviving or successor entity or a parent thereof; provided, however, that no such adjustment shall be made if as a result, the participant receives a benefit that a stockholder does not receive and any adjustment (except in relation to a capitalization issue) must be confirmed in writing by the auditors of the Company (acting as experts and not as arbitrators) to be, in their opinion, fair and reasonable.
Change in Control
In the event of a change in control, as defined in the 2020 LTIP, of the Company, outstanding awards will terminate upon the effective time of the change in control unless provision is made for the continuation, assumption or substitution of awards by the surviving or successor entity or its parent. Unless an award agreement says otherwise, the following will occur with respect to awards that terminate in connection with a change in control of the Company:
•
stock options and stock appreciation rights will become fully exercisable and holders of these awards will be permitted immediately before the change in control to exercise them;

•
restricted stock and stock units with time-based vesting (i.e., not subject to achievement of performance goals) will become fully vested immediately before the change in control, and stock units will be settled as promptly as is practicable in accordance with applicable law; and

•
performance shares and units that vest based on the achievement of performance goals will vest as if the performance goal for the unexpired performance period had been achieved at the target level; and the performance units will be settled as promptly as is practicable in accordance with applicable law.

2020 LTIP Amendments
The Board or the Compensation Committee may amend, alter or discontinue the 2020 LTIP, but no amendment, alteration or discontinuation shall be made which would materially impair the rights of a participant with respect to a previously granted Award without such participant’s consent, except such an amendment made to comply with applicable law or rule of any securities exchange or market on which shares of the Company’s common stock are listed or admitted for trading or to prevent adverse tax or accounting consequences to the Company or the participant.
The Board or the Compensation Committee may, at any time, modify and/or alter any or all of the provisions of the 2020 LTIP, except that no modification or alternation of any provision shall be made to the advantage of participants except with the prior approval of stockholders at a stockholders’ meeting to the extent such amendment requires stockholders’ approval under the applicable provisions of the applicable listing exchange rule, including but not limited to (a) materially expanding the eligibility for participation in the 2020 LTIP, (b) materially increasing the number of shares of common stock which may be issued under the 2020 LTIP or to a participant, (c) eliminating or modifying the prohibition set forth in the 2020 LTIP on repricing of stock options and stock appreciation rights, (d) lengthening the maximum term or lowering the minimum exercise price or base price permitted for stock options and stock appreciation rights, (e) modifying the prohibition on the issuance of reload or replenishment options or (f) materially increasing the benefits accruing to participants under the 2020 LTIP.
Amendment of Awards
The Administrator may unilaterally amend the terms of any Award theretofore granted, but no such amendment shall materially impair the rights of any participant with respect to an Award without the participant’s consent, except such an amendment made to cause the 2020 LTIP or Awards thereunder to comply with applicable law, applicable rule of any securities exchange on which shares of the Company’s common stock are listed or admitted for trading, or to prevent adverse tax or accounting consequences for the participant or the Company or any of its affiliates. For purposes of the foregoing sentence, an amendment to an Award that results in a change in the tax consequences of the Award to the participant shall not be considered to be a material impairment of the rights of the participant and shall not require the participant’s consent.
U.S. Federal Income Tax Consequences
The following is a summary of the principal United States federal income tax consequences to participants and us with respect to participation in the 2020 LTIP. This summary is not intended to be exhaustive and does not discuss the income tax laws of any local, state or foreign jurisdiction in which a participant may reside. The information is based upon current federal income tax rules and therefore is subject to change when those rules change. Because the tax consequences to any participant may depend on his or her particular situation, each participant should consult the participant’s tax adviser regarding the federal, state, local and other tax consequences of the grant or exercise of an award or the disposition of stock acquired under the 2020 LTIP. The 2020 LTIP is not qualified under the provisions of Section 401(a) of the Code and is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974. Our ability to realize the benefit of any tax deductions described below depends on our generation of taxable income as well as the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of our tax reporting obligations.
Nonstatutory Stock Options
Generally, there is no taxation upon the grant of an NSO if the stock option is granted with an exercise price equal to the fair market value of the underlying stock on the grant date. Upon exercise, a participant will recognize ordinary income equal to the excess, if any, of the fair market value of the underlying stock on the date of exercise of the stock option over the exercise price. If the participant is employed by us or one of our affiliates, that income will be subject to withholding taxes. The participant’s tax basis in those shares will be equal to their fair market value on the date of exercise of the stock option, and the participant’s capital gain holding period for those shares will begin on that date.
Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the participant.
Incentive Stock Options
The 2020 LTIP provides for the grant of stock options that are intended to qualify as “incentive stock options,” as defined in Section 422 of the Code. Under the Code, a participant generally is not subject to ordinary income tax upon the grant or exercise of an ISO. If the participant holds a share received upon exercise of an ISO for more than two years from the date the stock option was granted and more than one year from the date the stock option was exercised, which is referred to as the required holding period, the difference, if any, between the amount realized on a sale or other taxable disposition of that share and the participant’s tax basis in that share will be long-term capital gain or loss. If, however, a participant disposes of a share acquired upon exercise of an ISO before the end of the required holding period, which is referred to as a disqualifying disposition, the participant generally will recognize ordinary income in the year of the disqualifying disposition equal to the excess, if any, of the fair market value of the share on the date of exercise of the stock option over the exercise price. However, if the sales proceeds are less than the fair market value of the share on the date of exercise of the stock option, the amount of ordinary income recognized by the participant will not exceed the gain, if any, realized on the sale. If the amount realized on a disqualifying disposition exceeds the fair market value of the share on the date of exercise of the stock option, that excess will be short-term or long-term capital gain, depending on whether the holding period for the share exceeds one year.
For purposes of the alternative minimum tax, the amount by which the fair market value of a share of stock acquired upon exercise of an ISO exceeds the exercise price of the stock option generally will be an adjustment included in the participant’s alternative minimum taxable income for the year in which the stock option is exercised. If, however, there is a disqualifying disposition of the share in the year in which the stock option is exercised, there will be no adjustment for alternative minimum tax purposes with respect to that share. In computing alternative minimum taxable income, the tax basis of a share acquired upon exercise of an ISO is increased by the amount of the adjustment taken into account with respect to that share for alternative minimum tax purposes in the year the stock option is exercised.
We are not allowed an income tax deduction with respect to the grant or exercise of an ISO or the disposition of a share acquired upon exercise of an ISO after the required holding period. If there is a disqualifying disposition of a share, however, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the participant, subject to the requirement of reasonableness and the provisions of Section 162(m) of the Code, and provided that either the employee includes that amount in income or we timely satisfy our reporting requirements with respect to that amount.
Restricted Stock Awards
Generally, the recipient of a restricted stock award will recognize ordinary income at the time the stock is received equal to the excess, if any, of the fair market value of the stock received over any amount paid by the recipient in exchange for the stock. If, however, the stock is not vested when it is received (for example, if the employee is required to work for a period of time in order to have the right to sell the stock), the recipient generally will not recognize income until the stock becomes vested, at which time the recipient will recognize ordinary income equal to the excess, if any, of the fair market value of the stock on the date it becomes vested over any amount paid by the recipient in exchange for the stock. A recipient may, however, file an election with the Internal Revenue Service, within 30 days following his or her receipt of the stock award, to recognize ordinary income, as of the date the recipient receives the award, equal to the excess, if any, of the fair market value of the stock on the date the award is granted over any amount paid by the recipient for the stock.
The recipient’s basis for the determination of gain or loss upon the subsequent disposition of shares acquired from a restricted stock award will be the amount paid for such shares plus any ordinary income recognized either when the stock is received or when the stock becomes vested.
Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the recipient of the stock award.
Restricted Stock Unit Awards
Generally, the recipient of a restricted stock unit award structured to conform to the requirements of Section 409A of the Code or an exception to Section 409A of the Code will recognize ordinary income at the time the stock is delivered equal to the excess, if any, of the fair market value of the stock received over any amount paid by the recipient in exchange for the stock. To conform to the requirements of Section 409A of the Code, the stock subject to a restricted stock unit award may generally only be delivered upon one of the following events: a fixed calendar date (or dates), separation from service, death, disability or a change in control. If delivery occurs on another date, unless the restricted stock unit award otherwise complies with or qualifies for an exception to the requirements of Section 409A of the Code, in addition to the tax treatment described above, the recipient will owe an additional 20% federal tax and interest on any taxes owed.
The recipient’s basis for the determination of gain or loss upon the subsequent disposition of shares acquired from a restricted stock unit award will be the amount paid for such shares plus any ordinary income recognized when the stock is delivered.
Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the recipient of the restricted stock unit award.
Stock Appreciation Rights
Generally, if a stock appreciation right is granted with an exercise price equal to the fair market value of the underlying stock on the grant date, the recipient will recognize ordinary income equal to the fair market value of the stock or cash received upon such exercise. Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code, and the satisfaction of a tax reporting obligation, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the recipient of the stock appreciation right.
Section 162 Limitations
Under Section 162(m) of the Code, compensation paid to any publicly held corporation’s “covered employees” that exceeds $1 million per taxable year for any covered employee is generally non-deductible.
However, Section 162(m) of the Code provides a reliance period exception, pursuant to which the deduction limit under Section 162(m) of the Code does not apply to certain compensation paid (or in some cases, granted) pursuant to a plan or agreement that existed during the period in which the corporation was not publicly held, subject to certain requirements and limitations. Under Section 162(m) of the Code, this reliance period ends upon the earliest of the following: (i) the expiration of the plan or agreement; (ii) the material modification of the plan or agreement; (iii) the issuance of all employer stock and other compensation that has been allocated under the plan; or (iv) the first meeting of stockholders at which directors are to be elected that occurs after the close of the third calendar year following the calendar year in which the corporation’s initial public offering occurs. However, the reliance period exception under Section 162(m) of the Code may be repealed or modified in the future as a result of certain changes that were made to Section 162(m) of the Code pursuant to the Tax Cuts and Jobs Act.
In addition, prior to the enactment of the Tax Cuts and Jobs Act, Section 162(m) of the Code provided a performance-based compensation exception, pursuant to which the deduction limit under Section 162(m) of the Code did not apply to any compensation that qualified as “performance-based compensation” under Section 162(m) of the Code. Pursuant to the Tax Cuts and Jobs Act, the performance-based compensation exception under Section 162(m) of the Code was repealed with respect to taxable years beginning after December 31, 2017, except that certain transition relief is provided for compensation paid pursuant to a written binding contract which was in effect on November 2, 2017 and which is not modified in any material respect on or after such date.
Compensation paid to each of our “covered employees” in excess of  $1 million per taxable year generally will not be deductible unless it qualifies for (i) the reliance period exception under Section 162(m) of the Code or (ii) the performance-based compensation exception under Section 162(m) of the Code pursuant to the transition relief described above. Because of certain ambiguities and uncertainties as to the application and interpretation of Section 162(m) of the Code, as well as other factors beyond the control of the Compensation Committee, no assurance can be given that any compensation paid by us will qualify for the reliance period exception under Section 162(m) of the Code or will be eligible for such transition relief and be deductible by us in the future. Although the Compensation Committee will continue to consider tax implications as one factor in determining executive compensation, the Compensation Committee also looks at other factors in making its decisions and retains the flexibility to provide compensation for our named executive officers in a manner consistent with the goals of our executive compensation program and the best interests of our company and our stockholders, which may include providing for compensation that is not deductible by us due to the deduction limit under Section 162(m) of the Code. The Compensation Committee also retains the flexibility to modify compensation that was initially intended to be exempt from the deduction limit under Section 162(m) of the Code if it determines that such modifications are consistent with our business needs.
New Plan Benefits
The following table sets forth the determinable and conditional awards to be granted under the 2020 LTIP to our Named Executive Officers and the other individuals and groups:
Name and Position	Number of Awards(1) (#)
Damian deGoa Former Chief Executive Officer	—(2)
Tushar Shah, M.D. Chief Medical Officer, Head of R&D	—
Robert A. Lippe Chief Operations Officer	—
All Executive Officers as a Group(3)	—
All Nonexecutive Directors as a Group	160,000(4)
All Employees as a Group (Including Officers who are not Executive Officers)	—

(1)   Awards granted under the 2020 LTIP to our executive officers and other employees are discretionary and are not subject to set benefits or amounts under the terms of the 2020 LTIP, as amended.
(2)   Awards to be granted to Mr. deGoa as a director are included under All Nonexecutive Directors as a Group.
(3)   As described above, pursuant to his employment agreement, Dr. Jeffs became eligible to receive a nonstatutory stock option entitling him to purchase up to 931,475 shares subject to his continued employment and upon approval of the Compensation Committee. As this grant requires further approval, it is not included in the table.

(4)   Awards granted under the 2020 LTIP to our non-employee directors are discretionary and are not subject to set benefits or amounts under the terms of the 2020 LTIP, as amended. However, pursuant to our current compensation program for non-employee directors, each of our current non-employee directors is eligible to receive an annual grant of an option to purchase 20,000 shares of our common stock. On and after the date of the annual meeting, any such stock options will be granted under the 2020 LTIP. For additional information regarding our current compensation program for non-employee directors, please see “Executive Compensation—Director Compensation—Non-Employee Director Compensation Policy” below.
The following table sets forth the number of stock option, restricted stock units, and performance stock unit awards that have been granted under the 2020 LTIP to our Named Executive Officers and the other individuals and groups through April 22, 2022:
Name and Position	Dollar Value ($)	Number of Awards (#)
Damian deGoa Former Chief Executive Officer	$19,029	10,000
Tushar Shah, M.D. Chief Medical Officer, Head of R&D	$945,996	268,750
Robert A. Lippe Chief Operations Officer	$828,922	246,250
All Executive Officers as a Group	$11,603,143	3,247,110
All Nonexecutive Directors as a Group	$838,959	440,672
All Employees as a Group (Including Officers who are not Executive Officers)	$6,172,297	1,987,754
Vote Required
We are asking our stockholders to approve an amendment to Section 5(a) of the 2020 LTIP to increase the total number of shares of common stock that may be issued under the 2020 LTIP by adding 1,600,000 shares and reauthorizing the current evergreen provision. A copy of the 2020 LTIP amendment is included as Exhibit A to this proxy statement.
The 2020 LTIP Amendment Proposal requires the affirmative vote of the holders of a majority of the shares of common stock present in person, by remote communication, or represented by proxy at the Annual Meeting and voting on this proposal in order for each such proposal to be approved. This means that the number of votes cast “FOR” must exceed the combined number of votes “AGAINST” and abstentions (which will each have the same effect as an “AGAINST” vote). Broker non-votes will not be considered as votes “FOR” or “AGAINST” this proposal or as votes to “ABSTAIN”, and therefore will have no effect on the outcome of the vote.
Board Recommendation
After careful consideration, the Board determined that approval of the 2020 LTIP Amendment Proposal is advisable and in the best interests of Liquidia and its stockholders. On the basis of the foregoing, the Board has approved and declared advisable the approval of the LTIP Amendment Proposal and recommends that you vote “FOR” the approval of the 2020 LTIP Amendment Proposal.

THE AUDITOR RATIFICATION PROPOSAL
Our Audit Committee has appointed PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2022. In connection with this appointment, PricewaterhouseCoopers LLP will examine and report to stockholders on the financial statements of the Company for 2022.
Although stockholder ratification of the appointment of our independent registered public accounting firm is not required by our Bylaws or otherwise, the Board has put this proposal before the stockholders because it believes that seeking stockholders’ ratification of the Audit Committee’s appointment of our independent registered public accounting firm is good corporate practice. This vote is only advisory, however, because the Audit Committee has the sole authority to retain and dismiss our independent registered public accounting firm. If the appointment of PricewaterhouseCoopers LLP is not ratified, the Audit Committee will evaluate the basis for the stockholders’ vote when determining whether to continue the firm’s engagement. Even if the appointment is ratified, the Audit Committee in its sole discretion may direct the appointment of a different independent registered public accounting firm at any time if it determines that such a change would be in the best interests of the Company and its stockholders.
Representatives of PricewaterhouseCoopers LLP are expected to be virtually present at the Annual Meeting and are expected to be available to respond to appropriate questions from stockholders. They also will have the opportunity to make a statement if they desire to do so.
Vote Required
Assuming the presence of a quorum at the Annual Meeting, the Auditor Ratification Proposal requires the affirmative vote of the holders of a majority of the shares of common stock present in person, by remote communication, or represented by proxy at the Annual Meeting and entitled to vote thereon, in order for such proposal to be approved. This means that the number of votes cast “FOR” must exceed the combined number of votes “AGAINST” and abstentions (which will each have the same effect as an “AGAINST” vote).
Board Recommendation
After careful consideration, the Board determined that ratification of the Audit Committee’s appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for 2022 is advisable and in the best interests of the Company and its stockholders. On the basis of the foregoing, the Board has approved and declared advisable the ratification of the Audit Committee’s appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for 2022 and recommends that you vote “FOR” the ratification of the Audit Committee’s appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for 2022.
Principal Accounting Fees and Services
The following table summarizes the aggregate fees billed for professional services rendered to us by PricewaterhouseCoopers LLP, our registered independent public accounting firm, during the fiscal years ended December 31, 2020 and 2021. A description of these fees and services follows the table.
	2021	2020
Audit Fees(1)	$552,500	$1,246,649
Audit-Related Fees(2)	—	100,000
Tax Fees(3)	—	—
All Other Fees(4)	1,868	—
TOTAL	$554,368	$1,346,649

(1)   Audit fees consist of fees billed for the audit of our annual financial statements, the review of our interim financial statements and related services that are normally provided in connection with public offerings, including the registration statement for our follow-on public offering in July 2020, the registration statement following the Merger Transaction in September 2020, our private offering of common stock in April 2021, and registration statements related to our long-term incentive plans.
(2)   Audit-related fees consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements and are not reported under “Audit Fees.” There were no such fees in 2021.
(3)   Tax fees consist of fees billed for services including, but not limited to, assistance with tax compliance, tax advice and tax planning. There were no such fees in 2020 or 2021.
(4)   This category includes fees billed for the use of a research tool and automated disclosure checklist. There were no such fees in 2020.
The Audit Committee has considered whether the provision of these services by PricewaterhouseCoopers LLP is compatible with maintaining the independence of PricewaterhouseCoopers LLP. Further, pursuant to the Audit Committee’s pre-approval policies and procedures described below, all of the services provided by PricewaterhouseCoopers LLP in 2020 and 2021 were approved in advance in accordance with the Audit Committee’s pre-approval policies and procedures described below. The Audit Committee did not rely on the waiver of pre-approval procedures permitted with respect to de minimis non-audit services under the applicable rules of the SEC for its approval of any of the services provided by PricewaterhouseCoopers LLP in 2020 and 2021.
Pre-Approval of Audit and Permissible Non-Audit Services
Our Audit Committee requires pre-approval of all audit and non-audit services in one of two methods. Under the first method, the engagement to render the services would be entered into pursuant to pre-approval policies and procedures established by the Audit Committee, provided (i) the policies and procedures are detailed as to the services to be performed, (ii) the Audit Committee is informed of each service, and (iii) such policies and procedures do not include delegation of the Audit Committee’s responsibilities under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), to the Company’s management. Under the second method, the engagement to render the services would be presented to and pre-approved by the Audit Committee (subject to the de minimis exceptions for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act that are approved by the Audit Committee prior to the completion of the audit). The Audit Committee has the authority to delegate to one or more members of the Audit Committee the authority to grant pre-approvals of audit and permissible non-audit services by the independent registered public accounting firm, provided that all pre-approvals by such Audit Committee members must be presented to the full Audit Committee at its next scheduled meeting. The Audit Committee considers, among other things, whether the provision of such audit or non-audit services is consistent with applicable regulations regarding maintaining auditor independence, whether the provision of such services would impair the independent registered public accounting firm’s independence and whether the independent registered public accounting firm is best positioned to provide the most effective and efficient service.
Report of the Audit Committee
The following Report of the Audit Committee shall not be deemed incorporated by reference into any of our filings under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except to the extent we specifically incorporate it by reference therein.
The Audit Committee reviews our financial reporting process on behalf of our Board. Management has the primary responsibility for the financial statements, the reporting process and maintaining our system of internal control over financial reporting. Our independent registered public accounting firm was engaged to audit and express opinions on the conformity of our financial statements with generally accepted accounting principles in the United States.
The Audit Committee of the Board has:
•
Reviewed and discussed the Company’s audited financial statements for the year ended December 31, 2021 with management;

•
Discussed with PricewaterhouseCoopers LLP the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (PCAOB) and the SEC; and

•
Received the written disclosures and a letter from PricewaterhouseCoopers LLP required by applicable requirements of the PCAOB regarding PricewaterhouseCoopers LLP’s communications with the Audit Committee concerning independence, and the Audit Committee has further discussed with PricewaterhouseCoopers LLP their independence.

Based on the Audit Committee’s review of the audited financial statements and discussions with management and PricewaterhouseCoopers LLP, the Audit Committee recommended to the Board that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2021 for filing with the SEC.
Submitted by the members of the Audit Committee:
Arthur Kirsch, Chairperson
Dr. Stephen Bloch
David Johnson
Raman Singh

LIQUIDIA CORPORATE GOVERNANCE
Director Independence
Our Board has determined that each of Drs. Bloch and Horobin, Ms. Rielly-Gauvin and Messrs. Johnson, Kirsch, Manning and Singh are independent directors as that term is defined under the applicable independence listing standards of the Nasdaq Stock Market LLC (“Nasdaq”). In making this determination, our Board applied the standards set forth in the Nasdaq listing standards and in Rule 10A-3 under the Exchange Act. In evaluating the independence of Drs. Bloch and Horobin, Ms. Rielly-Gauvin and Messrs. Johnson, Kirsch, Manning and Singh, our Board considered, as applicable, their current and historical employment, any compensation we have given to them, any transactions we have entered into with them, their beneficial ownership of our capital stock, their ability to exert control over us, all other material relationships they have had with us and the same facts with respect to their immediate families. The Board also considered all other relevant facts and circumstances known to it in making this independence determination. In addition, Drs. Bloch and Horobin, Ms. Rielly-Gauvin and Messrs. Johnson, Kirsch, Manning and Singh are, or were, as applicable, non-employee directors, as defined in Rule 16b-3 of the Exchange Act.
Election Arrangements
Pursuant to the Cooperation Agreements, prior to the effectiveness of the Merger Transaction, but conditioned on the closing of the Merger Transaction, our Board increased the authorized number of directors from eight to nine and appointed Dr. Jeffs and Mr. Manning as a Class I and Class III director, respectively, for terms expiring at our 2022 and 2021 annual meetings of stockholders, respectively, and until their successors are elected and qualified, or until such director’s earlier resignation, removal or death. The size of our Board shall not exceed nine directors during the Cooperation Period (as defined below) unless at least two-thirds of the members of the board of directors approve an increase in the size of the Board. Concurrently upon appointment to the Board, (A) Dr. Jeffs was appointed to the Compensation Committee and (B) Mr. Manning was appointed to the Nominating and Corporate Governance Committee and, in each case, we have agreed to maintain such committee appointments during the term of the applicable Cooperation Agreement, as long as each such director (or, as applicable, their Replacement Designee (as defined in the Cooperation Agreements)) continues to serve on our Board. Dr. Jeffs resigned from the Compensation Committee on December 31, 2021 in connection with his appointment as Chief Executive Officer of the Company. The “Cooperation Period” commenced on June 29, 2020, which is the date of the Merger Agreement, and will expire on the later to occur of (x) the one-year anniversary of the date on which Dr. Jeffs or Mr. Manning or any Replacement Designee affiliated with such director no longer serves on our Board or (y) November 18, 2023, which is the three-year anniversary of the closing of the Merger Transaction.
Pursuant to the Standstill Agreement, our Board appointed Mr. Johnson as a Class II director for a term expiring at our 2023 annual meeting of stockholders and until his successor is elected and qualified, or until his earlier resignation, removal or death. Concurrently upon appointment to the Board, Mr. Johnson was appointed to the Audit Committee, and we have agreed to maintain such committee appointment during the term of the Standstill Agreement, as long as Mr. Johnson (or, as applicable, his Replacement Designee (as defined in the Standstill Agreement)) continues to serve on our Board.
There are no further contractual obligations, or terms of our outstanding securities, regarding the election of our directors.
Board Leadership Structure and Role in Risk Oversight
Our Board evaluates its leadership structure and role in risk oversight on an ongoing basis.
Our Board is composed of nine directors, of whom seven are independent in accordance with the applicable Nasdaq independence listing standards. Presently, the Board has the following standing committees: Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee. Each of the standing committees is comprised solely of independent directors. In accordance with Nasdaq rules, our Audit Committee is responsible for overseeing risk management and updates the full Board periodically.
To assure effective and independent oversight of management, our Board currently operates with the roles of Chief Executive Officer and Chairperson of the Board separated in recognition of the differences between these two roles in the management of the Company. Although our Board does not have a policy as to whether the same individual may serve as both or all of Chairperson of the Board and Chief Executive Officer, or if the roles must be separate, our Board believes that its current leadership structure provides the most effective leadership model for our Company, as it promotes balance between the Board’s independent authority to oversee our business and the Chief Executive Officer and his management team which manages the business on a day-to-day basis. The Chief Executive Officer has overall responsibility for all aspects of our operation, while the Chairperson of the Board has a greater focus on governance of the Company, including oversight of the Board. We believe this balance of shared leadership between the two positions is a strength for the Company. As our Chairperson, Dr. Bloch calls and chairs regular and special meetings of the Board, chairs and presides at annual or special meetings of stockholders, provides meaningful input into the agenda of Board meetings, authorizes the retention of outside advisors, consultants and legal counsel who report directly to the Board and consults frequently with committee chairs. Additionally, by permitting more effective monitoring and objective evaluation of the Chief Executive Officer’s performance, this structure increases the accountability of the Chief Executive Officer. A separation of the Chief Executive Officer and Chairperson of the Board roles also prevents the Chief Executive Officer from controlling the Board’s agenda and information flow, thereby reducing the likelihood that the Chief Executive Officer would abuse its power.
The Board, acting primarily through the Audit Committee, is also responsible for oversight of our risk management practices, while management is responsible for the day-to-day risk management processes. This division of responsibilities is the most effective approach for addressing the risks facing the Company, and the Company’s board leadership structure supports this approach. Through our Chief Executive Officer and other members of management, the Board receives periodic reports regarding the risks facing the Company. In addition, the Audit Committee assists the Board in its oversight role by receiving periodic reports regarding our risk and control environment.
The Compensation Committee also reviews the Company’s compensation practices to confirm that they do not create risks likely to have a material adverse effect on the Company. This review includes comparing the compensation practices of the Company with peer companies in the biotechnology and pharmaceuticals sectors as well as insuring that the compensation packages of key executives are tied to the long-term success of the Company and therefore correlated to increases in stockholder value.
Meetings of the Board and its Committees
The public company board of directors of Liquidia Corporation held a total of six meetings during the fiscal year ended December 31, 2021. During the fiscal year ended December 31, 2021, one incumbent director attended fewer than 75% of the aggregate of all meetings of the Board held during the period in which he served as a director and the total number of meetings held by the committee(s) on which he or she served during the period. Members of our Board are invited and encouraged to attend each annual meeting of stockholders. Seven of our then-serving members of our Board virtually attended the 2021 annual meeting of stockholders.
Board Committees
Our Board currently has three standing committees: an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee. These committees, their principal functions and their respective memberships are described below.
Audit Committee
The Audit Committee of our Board oversees the quality and integrity of our financial statements and other financial information, accounting and financial reporting processes, internal controls and procedures for financial reporting and internal audit function. It also oversees the audit and other services provided by our independent auditor and is directly responsible for the appointment, independence, qualifications, compensation and oversight of the independent auditor. In addition, our Audit Committee is responsible for reviewing our compliance with legal and regulatory requirements, and it assists the Board in an initial review of recommendations to the Board regarding proposed business transactions.

The current members of our Audit Committee are Dr. Bloch and Messrs. Johnson, Kirsch and Singh, with Mr. Kirsch serving as Chairperson. All members of our Audit Committee meet the requirements for financial literacy under the applicable rules and regulations of the SEC and Nasdaq. Our Board has determined that Mr. Kirsch is an “audit committee financial expert” as defined under the applicable rules of the SEC and has the requisite financial sophistication as defined under the applicable rules and regulations of Nasdaq. Under the rules of the SEC, members of the Audit Committee must also meet heightened independence standards. Our Board has determined that each of Dr. Bloch and Messrs. Johnson, Kirsch and Singh are independent under the heightened audit committee independence standards of the SEC and Nasdaq. The Audit Committee operates under a written charter that satisfies the applicable standards of the SEC and Nasdaq.
The Audit Committee of Liquidia Corporation held seven meetings during the year ended December 31, 2021. A copy of the Audit Committee’s charter is posted on our website at www.liquidia.com.
Compensation Committee
The Compensation Committee of our Board reviews and determines the compensation of all of our executive officers and establishes our compensation policies and programs. Specific responsibilities of our Compensation Committee include, among other things, evaluating the performance of our Chief Executive Officer and determining our Chief Executive Officer’s compensation. It also determines the compensation of our other executive officers. In addition, our Compensation Committee administers all equity compensation plans and has the authority to grant equity awards subject to the terms and conditions of such equity compensation plans. Our Compensation Committee also reviews and approves various other compensation policies and matters, including establishing policies and making recommendations to our Board regarding director compensation. In reviewing and advising the Board, the Compensation Committee considers aligning the level and structure of compensation with the long-term interest and risk policies of the Company, and creates a compensation structure that is appropriate to attract, retain and motivate (a) directors to provide good stewardship of the Company, and (b) key management personnel to successfully manage the Company, while not paying more than necessary to accomplish the foregoing. Our Compensation Committee may also review and discuss with management the compensation discussion and analysis that we may be required from time to time to include in SEC filings, and it may prepare a compensation committee report on executive compensation as may be required from time to time to be included in our annual proxy statements or annual reports on Form 10-K filed with the SEC.
In fulfilling its responsibilities, the Compensation Committee shall, to the extent permitted by the applicable rules of Nasdaq and applicable law, be entitled to delegate any or all of its responsibilities to one or more subcommittees of the Compensation Committee comprised of one or more members of the Compensation Committee. In connection with its evaluations and determinations in 2021, at management’s recommendation, the Compensation Committee retained the services of Radford/Aon, a nationally known executive compensation and benefits consulting firm, to advise it on various matters related to executive and director compensation and compensation programs. Radford/Aon may also from time to time advise management, with the Compensation Committee’s consent. Radford/Aon was hired by and reports to the Compensation Committee. Pursuant to its charter, the Compensation Committee has the power to hire and terminate such consultants and to engage other advisors as appropriate to perform its duties, and to determine the terms, costs and fees for such engagements.
The current members of our Compensation Committee are Drs. Bloch and Horobin, Ms. Rielly-Gauvin and Mr. Kirsch, with Dr. Horobin serving as Chairperson. Ms. Rielly-Gauvin was appointed to the Compensation Committee in January 2022. Each of the current members of our Compensation Committee is independent under the applicable rules and regulations of Nasdaq and is, or was, a “non-employee director” as defined in Rule 16b-3 promulgated under the Exchange Act. The Compensation Committee operates under a written charter that satisfies the applicable standards of the SEC and Nasdaq.
The Compensation Committee of Liquidia Corporation held seven meetings during the year ended December 31, 2021. A copy of the Compensation Committee’s charter is posted on our website at www.liquidia.com.

Nominating and Corporate Governance Committee
The Nominating and Corporate Governance Committee of our Board oversees the nomination of directors, including, among other things, identifying, evaluating and making recommendations of nominees to our Board, and evaluating the performance of our Board and individual members of our Board. When identifying nominees, the Nominating and Corporate Governance Committee considers, among other things, a nominee’s character and integrity, level of education and business experience, financial literacy and commitment to represent long-term interests of our equity holders. Our Nominating and Corporate Governance Committee is also responsible for reviewing developments in corporate governance practices, evaluating the adequacy of our corporate governance practices and making recommendations to our Board concerning corporate governance matters.
The current members of our Nominating and Corporate Governance Committee are Dr. Bloch, Ms. Rielly-Gauvin and Messrs. Manning and Singh, with Dr. Bloch serving as Chairperson. The composition of our Nominating and Corporate Governance Committee meets the requirements for independence under the rules and regulations of the SEC and the listing standards of Nasdaq. The Nominating and Corporate Governance Committee operates under a written charter that satisfies the applicable standards of the SEC and Nasdaq.
The Nominating and Corporate Governance Committee of Liquidia Technologies and Liquidia Corporation, as applicable, held four meetings during the year ended December 31, 2021. A copy of the Nominating and Corporate Governance Committee’s charter is posted on our website at www.liquidia.com.
Evaluation and Identification of Director Nominees
The Nominating and Corporate Governance Committee considers a number of factors in identifying and evaluating director nominees. While all nominees should have the highest personal integrity, meet any required regulatory qualifications and have a record of exceptional ability and judgment, the Board relies on the judgment of members of the Nominating and Corporate Governance Committee, with input from our Chief Executive Officer, to assess the qualifications of potential Board nominees with a view to the contributions that they would make to the Board and to Liquidia. Because our Board believes that its members should ideally reflect a mix of experience and other qualifications, there is no rigid formula. Our Nominating and Corporate Governance Committee does not have a specific policy with regard to the consideration of diversity in identifying director nominees; however, our Nominating and Corporate Governance Committee values diversity on our Board and considers the diversity of the professional experience, education and skills, as well as diversity of origin, in identifying director nominees. In evaluating potential candidates, the Nominating and Corporate Governance Committee will consider, among others things, the degree to which a potential candidate fulfills a current Board need, such as the need for an audit committee financial expert, as well as the candidate’s ability and commitment to understand Liquidia and its industry and the candidate’s ability to devote the time necessary to fulfill the role of director (including, without limitation, regularly attending and participating in meetings of the Board and its committees). In considering potential candidates, the Nominating and Corporate Governance Committee will consider the overall competency of the Board in the following areas:
•
industry knowledge;

•
accounting and finance;

•
business judgment;

•
management;

•
leadership;

•
business strategy;

•
crisis management; and

•
corporate governance.

In addition, the Nominating and Corporate Governance Committee may consider other factors, as appropriate in a particular case, including, without limitation, the candidate’s:
•
sound business and personal judgment;

•
diversity of origin, experience, background and thought;

•
senior management experience and demonstrated leadership ability;

•
accountability and integrity;

•
financial literacy;

•
industry or business knowledge, including science, technology, and marketing acumen;

•
the extent, nature and quality of relationships and standing in the research and local communities;

•
in connection with nominees to be designated as “independent” directors, “independence” under regulatory definitions, as well as in the judgment of the Nominating and Corporate Governance Committee;

•
independence of thought and ideas; and

•
other board appointments and service.

The Nominating and Corporate Governance Committee considers recommendations for nominations from a variety of sources, including members of the Board, business contacts, community leaders and members of management, and the Nominating and Corporate Governance Committee also commissions formal search processes. As described below, the Nominating and Corporate Governance Committee will also consider stockholder recommendations for Board nominees. The Nominating and Corporate Governance Committee’s process for identifying and evaluating candidates is the same with respect to candidates recommended by members of the Board, management, stockholders or others.
Stockholder Director Nominee Recommendations
The Nominating and Corporate Governance Committee will consider director nominees recommended by stockholders. Stockholders who wish their proposed nominee to be considered by the Nominating and Corporate Governance Committee for nomination at our next annual stockholders’ meeting should follow the procedures set forth in our Bylaws as described in “Stockholder Proposals and Other Information” in this proxy statement.
Code of Conduct
In October 2016, we adopted a code of conduct, which applies to all of our employees, officers and directors, including those officers responsible for financial reporting. In July 2018, we amended our code of conduct to qualify as a “code of ethics” as defined by the rules of the SEC. In June 2020, upon the formation of Liquidia Corporation, we adopted a substantially similar code of conduct as the version which was approved in July 2018. In March 2022, we amended the code of conduct to reflect certain changes in management and to update certain other sections. The code of conduct is available on our website at www.liquidia.com. We intend to disclose any amendments to the code of conduct, or any waivers of its requirements, on our website to the extent required by the applicable rules and exchange requirements. The inclusion of our website address in this proxy statement does not incorporate by reference the information on or accessible through our website into this proxy statement.
Stockholder Communications
Any stockholder or other interested party who wishes to communicate directly with the Board as a group or any individual member of the Board, including any of our independent directors, should write to: The Liquidia Corporation Board of Directors, c/o Liquidia Corporation, 419 Davis Drive, Suite 100, Morrisville, North Carolina 27560.
Relevant communications will be distributed to any or all directors as appropriate depending on the facts and circumstances outlined in the individual communication. In accordance with instructions from the Board, the Corporate Secretary reviews all correspondence, organizes the communications for review by the Board and distributes such communications to the full Board, to the independent directors or to one or more individual members, as appropriate. In addition, at the request of the Board, communications that do not directly relate to our Board’s duties and responsibilities as directors will be excluded from distribution. Such excluded items include, among others, “spam,” advertisements, mass mailings, form letters, and email campaigns that involve unduly large numbers of similar communications; solicitations for goods, services, employment or contributions; and surveys. Additionally, communications that appear to be unduly hostile, intimidating, threatening, illegal or similarly inappropriate will also be screened for omission. Any excluded communication will be made available to any director upon his or her request.
Anti-Hedging and Anti-Pledging Policy
Pursuant to the Company’s insider trading policy, members of the Board, officers, employees and consultants to the Company, as well as their immediate family members, are prohibited from engaging in short-term or speculative transactions involving the Company’s securities that may be considered hedging, as well as pledging the Company’s securities as collateral to secure a loan. Specifically prohibited transactions include, but are not limited to: (i) selling the Company’s common stock within six months of purchasing such common stock in the open market, other than purchases and sales under the Company’s Employee Stock Purchase Plan or sales made within six months before or after the exercise of options that were granted by the Company; (ii) engaging in “short” sales of the Company’s securities; (iii) using the Company’s securities held in a margin account or pledged as collateral to secure a loan, without prior written approval of the Chief Financial Officer, as the administrator of the insider trading policy; (iv) transactions in straddles, collars, or implementing standing and limit orders or other similar risk reduction devices, except in limited cases with the prior written approval of the Chief Financial Officer; or (v) transactions in publicly traded options relating to the Company’s securities, such as put and call options.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS
The following table sets forth information regarding the beneficial ownership (as such term is defined in Rule 13d-3 under the Exchange Act) of our stock as of April 22, 2022, except as noted below, by:
•
each of our directors and nominees;

•
each of our named executive officers (as defined in Item 402(m)(2) of Regulation S-K);

•
each person, or group of affiliated persons, who is known by us to beneficially own more than five percent (5%) of our common stock; and

•
all of our directors and executive officers as a group.

We have determined beneficial ownership in accordance with the rules of the SEC, which generally means that a person has beneficial ownership of a security if he or she possesses sole or shared voting or investment power of that security, including options, restricted stock units or warrants that are currently exercisable or exercisable within 60 days of April 22, 2022. In computing the number of shares beneficially owned by an individual or entity and the percentage ownership of that person, shares of common stock subject to options, convertible securities or other rights, held by such person that are currently exercisable or will become exercisable within 60 days of April 22, 2022, are considered outstanding. We did not, however, deem such shares outstanding for the purpose of computing the percentage ownership of any other person. Unless otherwise indicated, to our knowledge, the persons and entities named in the table below have sole voting and sole investment power with respect to all shares that they beneficially own, subject to community property laws where applicable. The information in the table below does not necessarily indicate beneficial ownership for any other purpose, including for purposes of Sections 13(d) and 13(g) of the Securities Act.
We have based our calculation of the percentage of beneficial ownership on 64,344,476 shares of common stock outstanding as of April 22, 2022.
Unless otherwise indicated, the address of each beneficial owner listed in the table below is c/o Liquidia Corporation, 419 Davis Drive, Suite 100, Morrisville, North Carolina 27560.
	Number of Shares Beneficially Owned	Percentage of Shares Beneficially Owned
5% Stockholders:
Paul B. Manning(1)	6,008,558	9.3%
Caligan Partners LP(2)	8,932,368	13.9%
Named Executive Officers and Directors:
Damian deGoa(3)	1,445,078	2.2%
Robert A. Lippe(4)	245,896	*
Tushar Shah, M.D.(5)	205,808	*
Dr. Stephen Bloch(6)	108,007	*
Dr. Joanna Horobin(7)	67,956	*
Roger Jeffs, Ph.D.(8)	1,727,018	2.7%
David Johnson(9)	8,965,723	13.9%
Arthur Kirsch(10)	126,210	*
Paul B. Manning(1)	6,008,558	9.3%
Katherine Rielly-Gauvin(11)	66,433	*
Raman Singh(12)	78,344	*
All current executive officers and directors as a group (14 persons)(13)	19,519,898	29.2%

*   Represents ownership of less than 1.0%.
(1)   Consists of (i) 435,674 shares of common stock held directly by PBM Capital Finance, of which Mr. Manning is the manager and sole beneficial owner, (ii) 198,413 shares of common stock held by PD Joint Holdings, (iii) 479,233 shares of common stock held by BKB Growth Investments, LLC (“BKB Growth”)

(iv) 4,460,308 shares of common stock held by Mr. Manning jointly with his spouse, (v) 392,156 shares of common stock held directly by Mr. Manning, and (vi) 42,774 shares of common stock underlying outstanding options which will have vested within 60 days of April 22, 2022. Paul B. Manning and Bradford Manning are each managers of Tiger Lily Capital, LLC, the manager of PD Joint Holdings and BKB Growth, and have joint voting and investment power with respect to the shares held by PD Joint Holdings and BKB Growth. The address for Mr. Manning is c/o PBM Capital Group, LLC, 200 Garrett Street, Suite S, Charlottesville, VA 22902.
(2)   Consists of 8,932,368 shares of common stock held by Caligan Partners LP. The address for Caligan Partners LP is 590 Madison Ave, 21st Floor, New York, NY 10022.
(3)   Consists of (i) 47,716 shares of common stock and (ii) 1,397,362 shares of common stock underlying outstanding options which are vested as of Mr. deGoa’s January 31, 2022 separation date.
(4)   Consists of (i) 67,834 shares of common stock, (ii) 177,114 shares of common stock underlying outstanding options and restricted stock units which will have vested within 60 days of April 22, 2022, and (iii) 948 shares of common stock issuable upon the conversion of an outstanding warrant.
(5)   Consists of (i) 38,881 shares of common stock and (ii) 166,927 shares of common stock underlying outstanding options which will have vested within 60 days of April 22, 2022.
(6)   Consists of 108,007 shares of common stock underlying outstanding options which will have vested within 60 days of April 22, 2022.
(7)   Consists of 67,956 shares of common stock underlying outstanding options which will have vested within 60 days of April 22, 2021.
(8)   Consists of (i) 6,095 shares of common stock held by Roger A. Jeffs 2019 GRAT dtd 05/01/2019, of which Dr. Jeffs is the trustee, (ii) 127,514 shares of common stock held by Dr. Jeffs, (iii) 1,541,667 shares of common stock held by Serendipity BioPharma LLC, and (iv) 51,742 shares of common stock underlying outstanding options which will have vested within 60 days of April 22, 2022. Dr. Jeffs is a manager of Serendipity and has sole voting and dispositive power over the common units held by Serendipity.
(9)   Consists of (i) 8,932,368 shares of common stock held by Caligan Partners LP, of which Mr. Johnson is the sole manging member and sole beneficial owner and (ii) 33,355 shares of common stock underlying outstanding options which will have vested within 60 days of April 22, 2022. The address for Mr. Johnson is c/o Caligan Partners LP, 590 Madison Ave, 21st Floor, New York, NY 10022.
(10)   Consists of (i) 32,000 shares of common stock and (ii) 94,210 shares of common stock underlying outstanding options which will have vested within 60 days of April 22, 2022.
(11)   Consists of 66,433 shares of common stock underlying outstanding options which will have vested within 60 days of April 22, 2022.
(12)   Consists of 78,344 shares of common stock underlying outstanding options which will have vested within 60 days of April 22, 2022.
(13)   Consists of an aggregate of (i) 17,014,005 shares of common stock, (ii) 2,504,945 shares of common stock underlying outstanding options and restricted stock units which will have vested within 60 days of April 22, 2022, and (iii) 948 shares of common stock issuable upon the conversion of an outstanding warrant, held by an aggregate of 14 executive officers and directors.
Section 16(a) Beneficial Ownership Reporting Compliance
Section 16(a) of the Exchange Act requires our Company’s executive officers and directors, and persons who own more than 10% of a registered class of our Company’s equity securities, to file reports of ownership and changes in ownership with the SEC. Executive officers, directors and greater than 10% stockholders are required by SEC regulations to furnish our Company with copies of all Section 16(a) forms they file.
SEC regulations require us to identify in this proxy statement anyone who filed a required report late during the most recent fiscal year. Based solely on our review of forms we received, or written representations from reporting persons stating that they were not required to file these forms, we believe that during the fiscal year ended December 31, 2021, all filings required under Section 16(a) of the Exchange Act, were filed in a timely manner with the exception of eight Form 4s filed that were filed late on behalf of our non-employee directors on September 1, 2021.

EXECUTIVE OFFICERS AND DIRECTOR AND OFFICER COMPENSATION
Director Compensation
The following table presents the total compensation for each person who served as a non-employee member of our Board and received compensation for such service during the fiscal year ended December 31, 2021. Other than as set forth in the table and described more fully below, we did not pay any compensation, make any equity awards or non-equity awards to or pay any other compensation to any of the non-employee members of our Board in 2021. We reimburse non-employee members of our Board for reasonable travel expenses. Mr. deGoa, a member of our Board who also served as our Chief Executive Officer during 2021, did not receive any additional compensation for his service as a director during 2021, but does receive compensation for his service as a director for periods since he ceased to be employed by us. In addition, Dr. Jeffs, a member of our Board who has served as our Chief Executive Officer since January 2022, does not receive additional compensation for his service as a director, but did receive compensation for his service as a director for periods prior to his employment by us. Mr. deGoa’s compensation for service as an employee for 2021 is presented in “Executive Compensation—2021 Summary Compensation Table.”
Name	Fees Earned or Paid in Cash ($)(1)	Option Awards ($)(2)	Total ($)
Dr. Stephen Bloch	—	138,262	138,262
Dr. Joanna Horobin	—	103,254	103,254
Roger A. Jeffs, Ph.D.	—	93,251	93,251
David Johnson(3)	—	126,349	126,349
Arthur Kirsch	—	113,255	113,255
Paul B. Manning	—	76,996	76,996
Katherine Rielly-Gauvin	—	102,003	102,003
Raman Singh	—	84,498	84,498

(1)   Represents fees earned pursuant to our non-employee director compensation policy described below.
(2)   The value of option awards granted to directors is based upon the grant date fair value of awards calculated in accordance with Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 718. For information regarding our valuation of option awards, see “Stock-Based Compensation” in Note 5 of our financial statements for the period ended December 31, 2021. For information regarding these grants, see “— 2021 Equity Awards to Non-Employee Directors and Damian deGoa”.
(3)   Appointed to the Board on April 12, 2021 effective upon closing of our private placement of common stock in April 2021.
The following table lists all outstanding option awards, as of December 31, 2021, held by our non-employee directors which served on our Board in 2021:
Name	Option Awards
Dr. Stephen Bloch	129,673
Dr. Joanna Horobin	90,872
Roger A. Jeffs, Ph.D.	80,353
David Johnson	66,132
Arthur Kirsch	115,876
Paul B. Manning	71,385
Katherine Rielly Gauvin	90,182
Raman Singh	100,010

2021 Equity Awards to Non-Employee Directors
On March 24, 2021 we granted each of Drs. Bloch, Horobin and Jeffs, Ms. Rielly-Gauvin and Messrs. Kirsch, Manning and Singh options to purchase 55,187, 35,872, 30,353, 35,182, 41,390, 21,385 and 25,524 shares of common stock, respectively, under Liquidia Corporation 2020 Long-Term Incentive Plan (the “2020 Plan”), with an exercise price equal to $2.51 per share, vesting twenty-five percent of the option shares vested on March 24, 2021, with the remainder vesting in equal quarterly installments on each of June 30, 2021, September 30, 2021 and December 31, 2021.
On April 13, 2021, the date that Mr. Johnson was appointed to our Board, we granted such new director 30,000 shares of common stock under the 2020 Plan, with an exercise price equal to $2.56, vesting in equal monthly installments over a period of three years, subject to each director’s continuous service as of each such date.
On April 13, 2021 we also granted Mr. Johnson 16,132 shares of common stock under the 2020 Plan, with an exercise price equal to $2.56 per share, vesting thirty percent on June 30, 2021, with the remainder vesting in equal quarterly installments on each of September 30, 2021 and December 31, 2021.
On August 20, 2021, we granted each of Drs. Bloch, Horobin and Jeffs, Ms. Rielly-Gauvin and Messrs. Kirsch, Manning, and Singh options to purchase 20,000 shares of common stock under the 2020 Plan, with an exercise price equal to $2.59 per share, vesting in equal monthly installments over a period of three years, subject to continuous service as of each such date.
General Policy Regarding Compensation of Directors
Our Board has adopted a non-employee director compensation policy that is designed to enable us to attract and retain, on a long-term basis, highly qualified non-employee directors. Under the policy, each director who is not an employee is paid cash compensation as set forth below:
	Member Annual Fee ($)	Chairperson Additional Annual Fee ($)
Board of Directors	35,000	25,000
Audit Committee	7,500	7,500
Compensation Committee	5,000	5,000
Nominating and Corporate Governance Committee	3,750	3,750
Pursuant to the non-employee director equity compensation policy adopted by the Compensation Committee in April 2020, (i) each individual who is first elected or appointed as a non-employee director shall be automatically granted, on the date of such initial election or appointment, a nonqualified stock option to purchase 30,000 shares of our common stock and (ii) each director then serving on our Board shall be automatically granted, on an annual basis, a nonqualified stock option to purchase 20,000 shares of our common stock. Option grants to our non-employee directors vest in 36 equal monthly installments, becoming fully vested on the third anniversary of the date of grant. Each option granted to our non-employee directors shall terminate on the earlier of (i) the ten year anniversary of the date of grant and (ii) the one year anniversary of such director’s ceasing to serve on the Board.
Other option grant awards to non-employee directors are determined by the Board in its sole, good faith discretion. Information regarding compensation for those of our directors who are also employees is set forth in the Executive Compensation—Summary Compensation Table below.
Management
The following table sets forth the name, age as of April 29, 2022 and position of each of our current executive officers and significant employee. The following also includes certain information regarding our current executive officers’ and significant employee’s individual experience, qualifications, attributes and skills. Unless otherwise stated, the business address for all of our current executive officers and key personnel is c/o Liquidia Corporation, 419 Davis Drive, Suite 100, Morrisville, North Carolina 27560.

Name	Age	Position
Executive Officers
Roger A. Jeffs, Ph.D.	60	Chief Executive Officer and Director
Michael Kaseta.	46	Chief Financial Officer
Robert A. Lippe	57	Chief Operations Officer
Tushar Shah, M.D.	62	Senior Vice President, Product Development
Scott Moomaw	52	Senior Vice President, Commercial
Russell Schundler	47	General Counsel and Secretary
Executive Officers
Roger A. Jeffs, Ph.D.
Please see Dr. Jeffs’ biography on page 9 of this proxy statement under the section entitled “The Class I Director Election Proposal—Nominees for a Three-Year Term Expiring at the 2025 Annual Meeting.”
Michael Kaseta
Mr. Kaseta has been our Chief Financial Officer since November 2020. Mr. Kaseta served as Chief Financial Officer of Aerami Therapeutics, Inc., a private biotech company focused on the development of improved therapies for the treatment of severe respiratory diseases, including pulmonary arterial hypertension, from January 2019 until November 2020, and served as Chief Financial Officer of Aralez Pharmaceuticals Inc., a former specialty pharmaceutical company (“Aralez”) (Nasdaq: ARLZ), from March 2018 until January 2019. Mr. Kaseta previously served as Head of Finance and Interim Chief Financial Officer of Aralez from November 2017 until March 2018 and Corporate Controller from September 2016 until November 2017. Prior to joining Aralez, Mr. Kaseta held various positions at Sanofi S.A., a global biopharmaceutical company focused on human health, including most recently Chief Financial Officer Sanofi North America, Global Services, from April 2015 through September 2016. Mr. Kaseta was previously the Vice President Sanofi NA Pharma Controlling from January 2013 through April 2015, Vice President, Sanofi Financial Shared Services from March 2007 through December 2013 and Director of Technical Accounting from 2005 to 2007. Mr. Kaseta holds a BBA in accounting from James Madison University and is a CPA (inactive) licensed in the state of New Jersey.
Robert A. Lippe
Mr. Lippe has been our Chief Operations Officer since Liquidia Corporation’s formation in June 2020 and Liquidia Technologies’ Chief Operations Officer since June 2015. From February 2014 to June 2015, Mr. Lippe served as executive vice president and chief operations officer at Alexza Pharmaceuticals, Inc., a pharmaceutical company focused on the development and commercialization of proprietary products for the treatment of acute and intermittent conditions. From January 2011 to February 2014, Mr. Lippe worked as the vice president and head of global operations at Ironwood Pharmaceuticals, Inc., a pharmaceutical company focused on finding new treatments for patients living with gastrointestinal diseases, and from March 2002 to January 2011, worked in various operational leadership positions at Genentech, Inc., a biotechnology company, including the head of manufacturing for the Vacaville Operations site. From May 1992 to May 2002, Mr. Lippe worked at Lawrence Livermore National Laboratory as an assurance and facility manager. Mr. Lippe graduated with a Bachelor of Science in Marine Engineering from the United States Coast Guard Academy. Mr. Lippe holds a Masters in Business Administration and a Masters in Public Health from the University of California, Berkeley.
Tushar Shah, M.D.
Dr. Shah has been our Chief Medical Officer since Liquidia Corporation’s formation in June 2020 and our and Liquidia Technologies’ Head of Research and Development since August 2020. Dr. Shah has served as Liquidia Technologies’ Chief Medical Officer since May 2020. Dr. Shah has 28 years of pharmaceutical research and development experience, successfully moving more than 20 products from early development to commercialization. Prior to joining our company, Dr. Shah was at Teva Pharmaceutical Industries Ltd. (Teva) from May 2007 to May 2020 where he held various leadership roles with the most recent role from January 2018 until May 2020 being Head of Global Specialty Clinical Development with oversight of all phases of clinical development across all therapeutic areas including central nervous system, immunology, respiratory, oncology and biosimilars. Dr. Shah also served as Head of Global Respiratory Research and Development at Teva from May 2007 until January 2018. Prior to Teva, from November 2002 until April 2007, Dr. Shah served as Senior Vice President, Scientific and Clinical Development at Altana Pharma US where he built and led their clinical development function, including clinical research and operations, medical affairs, regulatory affairs and quality assurance, pharmacovigilance and drug safety, biostatistics and data management. He began his pharmaceutical R&D career at GlaxoSmithKline (GSK), where he held roles of increasing responsibility from November 1993 until November 2002, rising to the position of U.S. Head, Respiratory and Inflammation, Discovery Medicine and Clinical Pharmacology with responsibility for early-stage clinical development of new therapies for the treatment of chronic obstructive pulmonary disease, asthma, and rhinitis. Dr. Shah received a B.S. degree in Biochemistry from Pennsylvania State University and a M.D. degree from Pennsylvania State University College of Medicine. He completed his residency in Internal Medicine at the University of North Carolina and fellowship in Allergy, Asthma and Clinical Immunology at Johns Hopkins University.
Scott Moomaw
Mr. Moomaw has been our Senior Vice President, Commercial effective upon consummation of the Merger Transaction in November 2020. Prior to Liquidia, Mr. Moomaw was RareGen’s Chief Operating Officer from August 2018 until November 2020. Mr. Moomaw is a seasoned leader in biopharmaceuticals. He has extensive experience launching products and developing commercial strategies and organizations. Prior to joining RareGen, from October 2016 until August 2018, Mr. Moomaw was Vice President of Marketing of OPKO Health, Inc. (Nasdaq: OPK), a medical test and medication company focused on diagnostics and pharmaceuticals, where he launched a specialty product for chronic kidney disease. Prior to OPKO Health, Mr. Moomaw was Associate Vice President of Marketing at United Therapeutics (Nasdaq: UTHR), a biotechnology company, from January 2011 until May 2016, where he led a portfolio of brands to treat pulmonary hypertension. Prior to United Therapeutics, from 2000 until 2010, Mr. Moomaw held a variety of sales and marketing roles of increasing responsibility at Eli Lilly and Company (NYSE: LLY), a pharmaceutical company. Mr. Moomaw graduated with a Bachelor of Science from Miami University and he holds a Master’s in Business Administration from the University of Michigan.
Russell Schundler
Mr. Schundler has been our General Counsel and Secretary since March 2021. Mr. Schundler served as General Counsel of PBM Capital Group, LLC (“PBM Capital”), a private equity investment firm in the business of investing in healthcare and life-science related companies from February 2020 until March 2021, and served as Corporate Counsel of PBM Capital from April 2014 to February 2020. Prior to joining PBM Capital, Mr. Schundler was a an attorney in private practice with Woods Rogers PLC from 2010 to 2014, McGuireWoods LLP from 2007 to 2010 and Woods Rogers from 2001 to 2007. Mr. Schundler holds a B.A. in history and economics from the University of Virginia, a J.D. from the University of Virginia School of Law and is licensed to practice law in the Commonwealth of Virginia.
Executive Compensation
Summary Compensation Table
The following table sets forth, for the periods indicated, all of the compensation awarded to, earned by or paid to (i) each individual serving as the Company’s principal executive officer during the fiscal year ended December 31, 2021, and (ii) the two most highly compensated executive officers other than the principal executive officer who served as an executive officer at the conclusion of the fiscal year ended December 31, 2021 and who received in excess of $100,000 in compensation during such fiscal year (collectively referred to as the “named executive officers”).

Name and principal position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Option Awards ($)(3)	Non-equity incentive plan compensation ($)	All other compensation ($)(3)	Total ($)
Damian deGoa	2021	561,262	10,000(9)	—	19,029	380,363(5)	17,768	988,422
Former Chief Executive Officer(4)	2020	20,192(4)	—	—	4,511,000	—(6)	—	4,531,192
Tushar Shah, M.D.	2021	456,680	70,000(8)	152,213	247,440	252,126(5)	13,553	1,192,012
Chief Medical Officer, Head of R&D(7)	2020	276,058(7)	25,000(8)	—	1,326,962	58,725(6)	240	1,686,985
Robert A. Lippe	2021	454,455	10,000(9)	152,213	247,440	250,898(5)	13,399	1,128,405
Chief Operations Officer(10)	2020	447,779	—	35,857	103,800	86,576(6)	13,350	688,796

(1)   In 2020 and 2021, Mr. Lippe and Dr. Shah received grants of restricted stock units, as further described below under “2020 and 2021 Equity Grants”. The value of these grants has been calculated in accordance with ASC Topic 718.
(2)   The value of option awards granted to our named executive officers is based upon the grant date fair value of awards calculated in accordance with ASC Topic 718. For information regarding our valuation of option awards, see “Stock-Based Compensation” in Note 5 of our financial statements for the period ended December 31, 2021. See also “2020 and 2021 Equity Grants” below for more information.
(3)   Includes contributions to (i) our 401(k) plan on behalf of each of our named executive officers and (ii) our named executive officers’ health savings accounts. Such 401(k) plan contributions for services performed in 2020 were paid in March 2021 and such 401(k) plan contributions for services performed in 2021 were paid in March 2022.
(4)   Mr. deGoa served as our Chief Executive Officer from December 14, 2020 to January 3, 2022. The salary information for 2020 reflects the pro-rated portion of Mr. deGoa’s annual salary of $525,000 attributable to the portion of the year during which he served as our Chief Executive Officer.
(5)   Represents cash bonuses paid by the Company to the named executive officers in March 2022 in accordance with the Company’s payroll and reflects the achievement of 140% of the Company’s 2021 corporate goals, as determined by the Compensation Committee.
(6)   Represents cash bonuses paid by the Company to the named executive officers in March 2021 in accordance with the Company’s payroll and reflects the achievement of 50% of the Company’s 2020 corporate goals, as determined by the Compensation Committee.
(7)   Dr. Shah has served as Liquidia Technologies’ Chief Medical Officer since May 2020, as Liquidia Corporation’s Chief Medical Officer since Liquidia Corporation’s formation in June 2020, and as Liquidia Technologies’ and Liquidia Corporation’s Head of R&D since August 2020. The salary information for 2020 reflects the pro-rated portion of Dr. Shah’s annual salary of $435,000 attributable to the portion of the year during which he served as our Chief Medical Officer and Head of R&D.
(8)   In 2020 Dr. Shah received a $25,000 one-time sign-on bonus. In 2021 Dr. Shah received a $60,000 retention bonus as well a one-time cash bonus paid by the Company to all employees on record as of November 5, 2021, the date of receipt of U.S. Food and Drug Administration (FDA) tentative approval of our New Drug Application (NDA) for LIQ861.
(9)   Represents one-time cash bonus paid by the Company to all employees on record as of November 5, 2021, the date of receipt of U.S. Food and Drug Administration (FDA) tentative approval of our New Drug Application (NDA) for LIQ861.
(10)   Mr. Lippe has served as Liquidia Technologies’ Chief Operations Officer since June 2015 and as Liquidia Corporation’s Chief Operations Officer since Liquidia Corporation’s formation in June 2020.

Narrative Disclosure to Summary Compensation Table
Base Salary
The named executive officers receive a base salary to compensate them for services rendered to our Company. The base salary payable to each named executive officer is intended to provide a fixed component of compensation reflecting the executive’s skill set, experience, role and responsibilities.
As a public company, base salaries for the named executive officers will be reviewed periodically by the Board and/or the Compensation Committee, with adjustments expected to be made generally in accordance with the applicable employment agreements, as well as financial and other business factors affecting our Company, and to maintain a competitive compensation package for our executive officers.
Performance-Based Compensation and Bonuses
Our named executive officers are entitled to annual bonuses calculated as a target percentage of their annual base salary based upon our Compensation Committee’s assessment of their performance and our attainment of targeted goals as set by the Compensation Committee in their sole discretion, and communicated to each named executive officer. Bonuses are based on the Compensation Committee’s assessment of each named executive officer’s and our performance, and are paid pursuant to the terms of the Liquidia Corporation Annual Cash Bonus Plan (the “Bonus Plan”).
Other Compensation
We contribute to our 401(k) plan on behalf of our named executive officers and we also contribute to our named executive officers’ health savings accounts, but we have no pension benefits, nonqualified defined contribution or other nonqualified deferred compensation plans for our named executive officers.
Jeffs Employment Agreement
We entered into an executive employment agreement with Dr. Jeffs, our Chief Executive Officer, on January 3, 2022 (the “Jeffs Employment Agreement”), pursuant to which Dr. Jeffs is entitled to an annual base salary of $650,000 and is eligible to receive a discretionary annual cash bonus of up to 50% of his annualized base salary (the “Jeffs Target Amount”), which cash bonus shall be prorated for 2022. Dr. Jeffs is also entitled to a quarterly bonus, beginning in 2023 through the end of the last calendar quarter in 2025, equal to the difference (only if positive) between the per share closing price of a share of the Company’s common stock on the date which the Second Tranche Option (as defined below) is granted minus the per share closing price of the Company’s common stock on January 3, 2022 multiplied by 931,745. Dr. Jeffs’ base salary may be increased from time to time by the Board and, notwithstanding anything to the contrary, may also be reduced if the Board determines such reduction is necessary and justified by our financial condition and implements an equal percentage reduction in the base salaries of all of our executive officers, provided that such reduction will not be greater than 10% of his base salary. In accordance with the employment practices in North Carolina, Dr. Jeffs is employed by Liquidia Technologies on an at-will basis, meaning that either we or Dr. Jeffs may terminate his employment at any time without giving advance notice. The Jeffs Employment Agreement is governed by the laws of North Carolina. The Jeffs Employment Agreement also provides that Dr. Jeffs sign a confidentiality, inventions assignment, non-competition and non-solicitation agreement, pursuant to which Dr. Jeffs agrees to refrain from disclosing our confidential information during or at any time following his employment with us and from competing with us or soliciting our employees or customers during their employment and for 12 months following termination of his employment.
In the event Dr. Jeffs’ employment is terminated without “Cause” or Dr. Jeffs resigns from his employment for “Good Reason” (as such terms are defined in the Jeffs Employment Agreement), then he will be entitled to receive, subject to his compliance with certain obligations: (a) salary continuation for 24 months (the “Jeffs Severance Period”); and (b) payment of that portion of the premiums required to continue his group healthcare coverage under the applicable provisions of the U.S. Consolidated Omnibus Budget Reconciliation Act of 1985 (“COBRA”) that exceeds the active employee rate, provided that he elects to continue and remains eligible for these benefits, until the earliest of (i) the close of the Jeffs Severance Period, (ii) the expiration of his eligibility for the continuation coverage under COBRA or (iii) the date when he becomes eligible for substantially equivalent health insurance coverage in connection with new employment. In the event Dr. Jeffs’ employment is terminated for Cause or due to his death or “Disability” (as defined in the Jeffs Employment Agreement) or Dr. Jeffs resigns from his employment for any reason other than a resignation for Good Reason, he will not receive any severance compensation or benefits.
In the event Dr. Jeffs’ employment is terminated without Cause or he resigns for Good Reason within 12 months following the effective date of a Change in Control (as defined in the Jeffs Employment Agreement), then Dr. Jeffs will be eligible to receive, subject to his compliance with certain obligations, the same severance benefits on the same conditions as if he had been terminated without “Cause”; provided, however, that Dr. Jeffs shall receive an amount equal to the bonus (if any) that he would have earned pursuant to the Company’s Annual Cash Bonus Plan, as amended by the Company from time to time (the “Bonus Plan”) with respect to any full Performance Period (as defined in the Bonus Plan).
deGoa Employment Agreement and Severance Agreement
We entered into an executive employment agreement with Mr. deGoa, our former Chief Executive Officer, on December 14, 2020 (the “deGoa Employment Agreement”), pursuant to which Mr. deGoa was entitled to receive an annual base salary of $525,000. Mr. deGoa was also entitled to an annual target bonus equal to 50% of his annual base salary. The annual bonus amounts were based upon our Board’s assessment of Mr. deGoa’s performance and our attainment of targeted goals as set by the Board in its sole discretion. The deGoa Employment Agreement also provided that Mr. deGoa sign a confidentiality, inventions assignment, non-competition and non-solicitation agreement, pursuant to which Mr. deGoa agreed to refrain from disclosing our confidential information during or at any time following his employment with us and from competing with us or soliciting our employees or customers during their employment and for 12 months following termination of his employment.
On January 31, 2022 (the “deGoa Separation Date”), we and Mr. deGoa entered into a separation and release agreement (the “deGoa Separation Agreement”), pursuant to which Mr. deGoa’s employment as Chief Exeuctive Officer of the Company ceased on the deGoa Separation Date and Mr. deGoa would receive an amount equal to the bonus that Mr. deGoa would have earned pursuant to the Company’s Bonus Plan with respect to the 2021 Performance Period (as defined in the Bonus Plan), notwithstanding the employment requirement set forth in Section 6.3 of the Bonus Plan (the “Severance Bonus”). In consideration of the payment of the Severance Bonus to Mr. deGoa, and notwithstanding anything to the contrary under any applicable stock option grant agreements, or any other agreement between the Company and Mr. deGoa, (i) any stock options that have vested and become exercisable as of the Separation Date will be exercisable any time prior to the earlier of (A) the expiration of 90 days following the date of cessation of the Board Service (as defined in the Separation Agreement) or (B) the date that is ten (10) years after the date the vested stock options were granted, (ii) for purposes of vesting, Mr. deGoa’s service to the Company and all vesting under any applicable stock option grant agreements will be deemed to have ceased upon the deGoa Separation Date, and (iii) all unvested stock options will be permanently forfeited as of the deGoa Separation Date. As consideration for the Severance Bonus, Mr. deGoa agreed to a customary general release and has agreed not to sue or to disparage the Company.
Fowler Employment Agreement and Severance Agreement
We entered into an amended and restated executive employment agreement with Mr. Fowler, our former Chief Executive Officer, on January 31, 2018 (the “Fowler Employment Agreement”), pursuant to which Mr. Fowler was entitled to receive an annual base salary of $480,000, which was increased from time to time by the Board. Mr. Fowler was also entitled to an annual target bonus equal to 50% of his annual base salary. The annual bonus amounts were based upon our Board’s assessment of Mr. Fowler’s performance and our attainment of targeted goals as set by the Board in its sole discretion. The Fowler Employment Agreement also provided that Mr. Fowler sign a confidentiality, inventions assignment, non-competition and non-solicitation agreement, pursuant to which Mr. Fowler agreed to refrain from disclosing our confidential information during or at any time following his employment with us and from competing with us or soliciting our employees or customers during their employment and for 12 months following termination of his employment.

Effective December 14, 2020, Mr. Fowler ceased being our Chief Executive Officer. On January 13, 2021 (the “Fowler Separation Date”), we and Mr. Fowler entered into a severance agreement (the “Fowler Severance Agreement”), pursuant to which Mr. Fowler’s employment ceased on the Fowler Separation Date and Mr. Fowler received the following “Severance Benefits” (as defined in the Fowler Employment Agreement), as further described in the Fowler Severance Agreement: (i) an amount equal to Mr. Fowler’s then-current base salary for 12 months (the “Fowler Severance Period”), less all applicable withholdings and deductions, paid in equal installments beginning on our first regularly scheduled payroll date following the Fowler Release Effective Date (as defined below); (ii) an amount equal to the bonus that Mr. Fowler would have earned pursuant to the Annual Cash Bonus Plan for the “2020 Performance Period” (as defined in the Bonus Plan), as if Mr. Fowler had been employed by us on the date that the bonus is paid, which amount shall be paid at the same time and in the same manner that bonus awards are paid to our other participants in the Bonus Plan; and (iii) payment of that portion of the premiums required to continue Mr. Fowler’s group health care coverage under the applicable provisions of COBRA that exceeds the active employee rate, provided that Mr. Fowler timely elects to continue coverage under COBRA, until the earliest of (A) the close of the Fowler Severance Period, (B) the expiration of Mr. Fowler’s eligibility for the continuation coverage under COBRA, or (C) the date when Mr. Fowler becomes eligible for substantially equivalent health insurance coverage in connection with new employment. Furthermore, the Compensation Committee also approved the extension of the post-separation period for Mr. Fowler to exercise vested stock options under applicable stock option grant agreements from three months to 12 months (unless earlier terminated), as further described in the Fowler Severance Agreement (the “Option Exercise Period Extension”). As consideration for the Severance Benefits and the Option Exercise Period Extension, Mr. Fowler agreed to a customary general release and has agreed not to sue or to disparage our Company.
Lippe Employment Agreement
In connection with our initial public offering, we entered into a new executive employment agreement with Mr. Lippe (the “Lippe Employment Agreement”) which took effect as of July 25, 2018 and superseded Mr. Lippe’s employment agreement entered into on April 1, 2017. Mr. Lippe currently receives an annual base salary of $470,433 and is eligible to receive a discretionary annual cash bonus of up to 40% of his annualized base salary. The base salary of Mr. Lippe may be increased from time to time by our Board, and, notwithstanding anything to the contrary, may also be reduced if our Board determines such reduction is necessary and justified by our financial condition and implements an equal percentage reduction in the base salaries of all of our executive officers, provided that such reduction will not be greater than 10% of his base salary. In accordance with the employment practices in North Carolina, Mr. Lippe is employed by us on an at-will basis, meaning that either we or Mr. Lippe may terminate their employment with us at any time without giving advance notice. The Lippe Employment Agreement is governed by the laws of North Carolina.
In the event we terminate Mr. Lippe’s employment with us at any time without “Cause” or Mr. Lippe resigns from his employment with us for “Good Reason”, as such terms are defined in the Lippe Employment Agreement, then he will be entitled to receive, subject to his compliance with certain obligations:
(a)
salary continuation for nine months (the “Lippe Severance Period”);

(b)
any unpaid bonus for any full performance period completed prior to the termination date; and

(c)   payment of the employer portion of the premiums required to continue his group healthcare coverage under the applicable provisions of COBRA, provided that he elects to continue and remains eligible for these benefits, until the earliest of (i) the close of the Lippe Severance Period, (ii) the expiration of his eligibility for the continuation coverage under COBRA or (iii) the date when he becomes eligible for substantially equivalent health insurance coverage in connection with new employment.
In the event Mr. Lippe’s employment with us is terminated for cause or due to his death or “Disability”, as defined in the Lippe Employment Agreement or Mr. Lippe resigns from his employment with us for any reason other than a resignation for Good Reason, he will not receive any severance compensation or benefits.
In the event we, or any surviving or acquiring corporation, terminate Mr. Lippe’s employment without cause or he resigns for good reason within 12 months following the effective date of a “Change in Control”, as defined under the Liquidia Technologies, Inc. 2016 Equity Incentive Plan, as amended, then Mr. Lippe will be eligible to receive, subject to his compliance with certain obligations, the same severance benefits on the same conditions as if he had been terminated by us without cause; provided, however, that (a) the Lippe Severance Period shall be increased to 12 months, (b) Mr. Lippe will receive a bonus paid at the target amount, and (c) in the event that Mr. Lippe’s outstanding equity as of the closing of the Change in Control is assumed or continued (in accordance with its terms) by the surviving entity in a change in control, then 100% of the unvested portion of such equity shall become vested.
Shah Employment Agreement
We entered into an executive employment agreement with Dr. Shah, our Chief Medical Officer and Head of R&D, on May 18, 2020 (the “Shah Employment Agreement”. Dr. Shah currently receives an annual base salary of $472,736 and is eligible to receive a discretionary annual cash bonus of up to 40% of his annualized base salary (the “Shah Target Amount”). Furthermore, Dr. Shah received a $25,000 sign-on bonus which was subject to repayment if, prior to May 18, 2021, Dr. Shah’s employment had been terminated for “Cause” (as defined in the Employment Agreement) or Dr. Shah resigned without “Good Reason” (as defined in the Employment Agreement). Moreover, Dr. Shah is entitled to reimbursement of reasonable out-of-pocket costs of temporary housing and transportation and related income taxes assessed on Dr. Shah for up to 24 months after May 18, 2020, up to a maximum aggregate amount of $108,000, and a relocation allowance up to a maximum aggregate gross amount of $60,000 (subject to an increase if Dr. Shah does not use the maximum amount of certain commuting expenses), each subject to the terms and conditions in the Shah Employment Agreement. Dr. Shah received a $60,000 retention bonus because he remained employed by the Company through September 30, 2021. Dr. Shah’s base salary may be increased from time to time by the Board and, notwithstanding anything to the contrary, may also be reduced if the Board determines such reduction is necessary and justified by our financial condition and implements an equal percentage reduction in the base salaries of all of our executive officers, provided that such reduction will not be greater than 10% of his base salary. In accordance with the employment practices in North Carolina, Dr. Shah is employed on an at-will basis, meaning that either we or Dr. Shah may terminate his employment at any time without giving advance notice.
In the event Dr. Shah’s employment is terminated without Cause or Dr. Shah resigns from his employment for Good Reason, and provided he signs and does not revoke a general release of claims in favor of our Company, among other things, then he will be entitled to receive, subject to his compliance with certain obligations: (a) salary continuation for nine months (the “Shah Severance Period”); (b) any unpaid bonus for any full performance period completed prior to the termination date; and (c) payment of the employer portion of the premiums required to continue his group healthcare coverage under the applicable provisions of COBRA, provided that he elects to continue and remains eligible for these benefits, until the earliest of (i) the close of the Shah Severance Period, (ii) the expiration of his eligibility for the continuation coverage under COBRA or (iii) the date when he becomes eligible for substantially equivalent health insurance coverage in connection with new employment. In the event Dr. Shah’s employment is terminated for Cause or due to his death or “Disability” (as defined in the Shah Employment Agreement) or Dr. Shah resigns from his employment for any reason other than a resignation for Good Reason, he will not receive any severance compensation or benefits.
In the event Dr. Shah’s employment is terminated without Cause or he resigns for Good Reason within 12 months following the effective date of a “Change in Control” (as defined in the 2018 Plan), then Dr. Shah will be eligible to receive, subject to his compliance with certain obligations, the same severance benefits on the same conditions as if he had been terminated without Cause; provided, however, that (a) the Shah Severance Period shall be increased to 12 months, (b) Dr. Shah will receive a bonus paid at the Shah Target Amount, and (c) in the event that Dr. Shah’s outstanding equity as of the closing of the Change in Control is assumed or continued (in accordance with its terms) by the surviving entity in a Change in Control, then 100% of the unvested portion of such equity shall become vested.
Outstanding Equity Awards at Fiscal Year-End
The following table sets forth information regarding outstanding equity awards held by each of the named executive officers as of December 31, 2021.

	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($/share)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(1)	Market Value of Shares or Units of Stock That Have Not Vested ($)(2)
Damian deGoa	1,375,000(3)	625,000	3.00	12/24/2030
	5,000(4)	5,000	2.54	07/21/2031
					—	—
Robert A. Lippe	32,499	—	4.71	07/13/2025
	40,948(5)	2,730	9.31	03/07/2028
	25,500(6)	10,500	14.20	02/05/2029
	18,958(7)	24,375	3.31	03/18/2030
	23,490(8)	79,010	2.97	01/19/2031
	5,000(4)	5,000	2.54	07/21/2031
					6,093(9)	29,673
Tushar Shah, M.D.	91,042(10)	138,958	7.95	05/18/2030
	23,490(8)	79,010	2.97	01/19/2031
	5,000(4)	5,000	2.54	07/21/2031
					—	—

(1)   Amount includes the unvested portion of restricted stock units granted on March 18, 2020.
(2)   Based on the $4.87 per share closing price of our common stock on December 31, 2021, as reported by Nasdaq.
(3)   500,000 of the shares underlying the option, or 25%, vested on November 5, 2021 upon achievement of the acceleration event related to the Company’s receipt of tentative approval the FDA of the Company’s New Drug Application for YUTREPIA; 375,000, or 25% of the then-unvested portion, vested on November 11, 2021 upon achievement of the acceleration event related to the commercial availability of the subcutaneous Treprostinil product with cartridge supplies sufficient to support the market for one year; 500,000, or 25%, vested on December 14, 2021, the first anniversary of the grant date; the balance of the New CEO Option will become vested and exercisable over the following thirty-six months, subject to Mr. deGoa’s continuous employment with the Company, which ended on January 31, 2022.
(4)   50% of the shares underlying the option vested on November 5, 2021 upon achievement of the acceleration event related to the Company’s receipt of tentative approval the FDA of the Company’s New Drug Application for YUTREPIA, with 12.5% of the shares underlying the option vesting on July 21, 2022 and 1.042% of the shares underlying the option vesting monthly thereafter, becoming fully vested on July 21, 2025, subject to the named executive’s continuous service as of each such date.
(5)   25% of the shares underlying the option vested on March 7, 2019, with 2.084% of the shares underlying the option vestng monthly thereafter, becoming fully vested on March 7, 2022, subject to Mr. Lippe’s continuous service as of each such date.
(6)   25% of the shares underlying the option vest on February 5, 2020, with 2.084% of the shares underlying the option vesting monthly thereafter, becoming fully vested on February 5, 2023, subject to Mr. Lippe’s continuous service as of each such date.
(7)   The shares underlying the option vest in equal monthly installments over a four-year period, becoming fully vested on March 18, 2024, subject to Mr. Lippe’s continuous service as of each such date.
(8)   The shares underlying the option vest in equal monthly installments over a four-year period, becoming fully vested on January 19, 2025, subject to the named executive’s continuous service as of each such date.

(9)   The restricted stock units settle into common stock pursuant to the following vesting schedule: 25% of the restricted stock units vested on March 18, 2021, with the remaining 75% of such restricted stock units vesting in 36 equal quarterly installments thereafter, subject to Mr. Lippe’s continuous service as of each such date.
(10)   25% of the shares underlying the option will vest on May 18, 2021, with the remaining shares underlying the option vesting in equal monthly installments thereafter, becoming fully vested on May 18, 2024, subject to Dr. Shah’s continuous service as of each such date.
2020 and 2021 Equity Grants
deGoa
On December 14, 2020, the date of Mr. deGoa’s appointment as Chief Executive Officer and pursuant to his employment agreement, Mr. deGoa was granted a nonstatutory stock option entitling him to purchase up to 2,000,000 shares of common stock (the “deGoa Option”), with an exercise price per share equal to $3.00. The deGoa Option (i) was granted outside of the 2020 Plan as an inducement material to his acceptance of employment with the Company and (ii) is subject to a nonstatutory stock option agreement, and (iii) vests or vested as follows: 500,000, or 25%, vested on November 5, 2021 upon achievement of the acceleration event related to the Company’s receipt of tentative approval the FDA of the Company’s New Drug Application for YUTREPIA; 375,000, or 25% of the then-unvested portion, vested on November 11, 2021 upon achievement of the acceleration event related to the commercial availability of the subcutaneous Treprostinil product with cartridge supplies sufficient to support the market for one year; 500,000, or 25%, vested on December 14, 2021, the first anniversary of the grant date; and the balance of the New CEO Option will become vested and exercisable over the following thirty-six months, subject to Mr. deGoa’s continuous employment with the Company, which ended on January 31, 2022.
On July 21, 2021, we granted Mr. deGoa an option to purchase 10,000 shares of common stock under the 2020 Plan, with an exercise price equal to $2.54 per share. 50% of such options vested on November 5, 2021 upon achievement of the acceleration event related to the Company’s receipt of tentative approval the FDA of the Company’s New Drug Application for YUTREPIA, with 12.5% of such options vesting on July 21, 2022 and 1.042% of such options vesting monthly thereafter, becoming fully vested on July 21, 2025, subject to continuous service as of each such date.
Lippe
On March 18, 2020, we granted Mr. Lippe an option to purchase 43,333 shares of common stock under the 2018 Plan, with an exercise price equal to $3.31 per share, vesting in equal monthly installments over a four-year period, subject to continuous service as of each such date.
On March 18, 2020, we also granted Mr. Lippe 10,833 restricted stock units under the 2018 Plan which settle into common stock pursuant to the following vesting schedule: 25% of the restricted stock units vest on March 18, 2021, with the remaining 75% of such restricted stock units vesting in 36 equal quarterly installments thereafter, subject to Mr. Lippe’s continuous service as of each such date.
On January 19, 2021, we granted Mr. Lippe an option to purchase 102,500 shares of common stock under the 2020 Plan, with an exercise price equal to $2.97 per share, vesting in equal monthly installments over a four-year period, subject to continuous service as of each such date.
On July 21, 2021, we granted Mr. Lippe an option to purchase 10,000 shares of common stock under the 2020 Plan, with an exercise price equal to $2.54 per share. 50% of such options vested on November 5, 2021 upon achievement of the acceleration event related to the Company’s receipt of tentative approval the FDA of the Company’s New Drug Application for YUTREPIA, with 12.5% of such options vesting on July 21, 2022 and 1.042% of such options vesting monthly thereafter, becoming fully vested on July 21, 2025, subject to continuous service as of each such date.
Shah
On May 18, 2020, we granted Dr. Shah an option to purchase 230,000 shares of common stock under the 2018 Plan, with an exercise price equal to $7.95 per share, with 25% of such option shares vesting on May 18,

2021 and the remaining 75% of such option shares vesting in equal monthly installments thereafter, subject to Dr. Shah’s continuous service as of each such date.
On January 19, 2021, we granted Dr. Shah an option to purchase 102,500 shares of common stock under the 2020 Plan, with an exercise price equal to $2.97 per share, vesting in equal monthly installments over a four-year period, subject to continuous service as of each such date.
On July 21, 2021, we granted Dr. Shah an option to purchase 10,000 shares of common stock under the 2020 Plan, with an exercise price equal to $2.54 per share. 50% of such options vested on November 5, 2021 upon achievement of the acceleration event related to the Company’s receipt of tentative approval the FDA of the Company’s New Drug Application for YUTREPIA, with 12.5% of such options vesting on July 21, 2022 and 1.042% of such options vesting monthly thereafter, becoming fully vested on July 21, 2025, subject to continuous service as of each such date.
Inducement Plan
On January 25, 2022, our Board adopted the 2022 Inducement Plan (the “Inducement Plan”). The Inducement Plan provides for the grant of non-qualified stock options. The Inducement Plan was recommended for approval by the Compensation Committee of the Board and subsequently approved and adopted by the Board without stockholder approval pursuant to Rule 5635(c)(4) of the Nasdaq Listing Rules. The total number of shares of Common Stock reserved for issuance under the Inducement Plan is 310,000 shares. The Inducement Plan will be administered by either the Board or the Compensation Committee or a similar committee performing the functions of the Compensation Committee and which is comprised of not less than two non-employee directors who are independent. In accordance with Rule 5635(c)(4) of the Nasdaq Listing Rules, non-qualified stock options under the Inducement Plan may only be made to an employee who has not previously been an employee or member of the Board (or any parent or subsidiary of the Company), or following a bona fide period of non-employment by the Company (or a parent or subsidiary of the Company), if he or she is granted such non-qualified stock options in connection with his or her commencement of employment with the Company or a subsidiary and such grant is an inducement material to his or her entering into employment with the Company or such subsidiary.
Retirement Benefits
The only retirement benefit that we offer is our 401(k) plan, which is available to all employees. We currently provide a safe harbor match equal to 100% of an employee’s contributions to the 401(k) plan up to 4% of their salary, up to the applicable limit set forth in the Internal Revenue Code, or the Code.
Employee Bonus Plan
In June 2020, we adopted the Bonus Plan under which eligible employees are eligible to receive an annual cash bonus determined by the achievement of certain company and individual performance indicators that have been approved by our Compensation Committee and our Board for the relevant financial year.
Employees who are employed by us or our participating affiliates on the date the bonus payout is made are eligible to receive a cash bonus pursuant to and on the terms of our Bonus Plan. Employees who do not work a full plan year may be paid bonuses on a pro rata basis, at the discretion of our management. All bonus eligibility is subject to the determination of our Compensation Committee.
The determination of the bonus (if any) payable to any eligible employee is solely and completely within the discretion of our Compensation Committee, and there is no obligation on our Compensation Committee to award any bonus to any employee.
Severance Plan
In June 2020, we adopted an Executive Severance and Change in Control Plan (the “Severance Plan”), under which eligible employees are entitled to receive certain severance benefits upon the termination of their employment with us, if such termination was (a) initiated by us other than for “cause,” which does not include a disability or death termination, or (b) initiated by the employee for “good reason”, as defined under the Severance Plan ((a) or (b), an “Involuntary Termination”).

Under the Severance Plan, in the event of an Involuntary Termination, we will pay and provide the following to the eligible employee: (i) an amount equal to the employee’s monthly salary as of the termination date over a six month period payable in substantially equal installments in accordance with the Company’s normal payroll schedule; (ii) an amount equal to the bonus (if any) that an eligible employee would have earned if employed for the entire performance period, payable in the same manner and at the same time paid to other employees; and (iii) any accrued obligations, such as accrued salary and bonus, unpaid vacation pay and unreimbursed expenses; and post termination nonqualified deferred compensation benefits, equity awards and employee welfare benefits pursuant to the terms of the respective plans and policies under which such benefits are provided, if any. In addition, the Company will pay for the employer-portion of the monthly COBRA premiums, required for an eligible employee to continue the employee’s healthcare coverage (including coverage for eligible dependents, if previously elected) for a period of six months, provided that the eligible employee timely elects to continue such COBRA benefits and remains eligible for such benefits under applicable law, except as set forth in the Severance Plan.
In connection with an Involuntary Termination during the two-year period following a “change in control”, as defined under the Severance Plan, we will pay and provide the following to the eligible employee: a lump sum amount equal to the sum of (i) the employee’s monthly salary for a period of nine months; (ii) nine twelfths of the employee’s target annual incentive (such amounts shall be determined as of the date of termination); and (iii) an amount equal to the excess of COBRA coverage over the monthly premium rate for our active employees for a period of nine months and post termination nonqualified deferred compensation benefits, equity awards and employee welfare benefits pursuant to the terms of the respective plans and policies under which such benefits are provided, if any.
As a condition to receiving certain benefits under the Severance Plan, the eligible employee must execute and not revoke a valid release of claims in the form provided by us.
Generally, employees holding a position of vice president or a more senior position are eligible to be selected by our Compensation Committee to participate in the Severance Plan provided that the employee signs a participation agreement, except that an individual who is (a) party to an employment agreement with us that provides for payments upon his termination of employment, whether before or after a change in control, or (b) entitled to “deferred compensation” under Section 409A of the Code payable in installments as severance after a separation from service pursuant to a broad-based severance plan shall not be eligible.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
Our Board is responsible for reviewing and approving all material transactions with any related party on a continuing basis. Related parties can include any of our directors, nominees for director, officers, holders of 5% or more of our capital stock and their immediate family members. We may not enter into a related person transaction unless our Board has reviewed and approved such transaction. We believe the transactions set forth below were executed on terms no less favorable to us than we could have obtained from unaffiliated third parties.
See “Executive Officers and Director and Officer Compensation” above for a discussion of director compensation, executive compensation and our named executive officers’ employment agreements.
The following is a description of transactions since January 1, 2021, to which we have been a party, in which the amount involved exceeds or will exceed $120,000 and in which any of our directors, executive officers or holders of more than 5% of our capital stock, or an affiliate or immediate family member thereof, had or will have a direct or indirect material interest.
Participation in our April 2022 Public Offering
On April 12, 2022, we entered into an underwriting agreement (the “Underwriting Agreement”) with BofA Securities, Inc. (“BofA Securities”), as representative of the several underwriters named therein (collectively, the “Underwriters”), in connection with our sale of 11,274,510 shares of our common stock, which amount included 1,470,588 shares sold pursuant to the Underwriters’ option to purchase additional shares, which was exercised in full on April 14, 2022, pursuant to a registration statement on Form S-3 (File No. 333-251394), filed with the SEC on December 16, 2020, and which was declared effective by the SEC on December 23, 2020, and the prospectus contained therein, as supplemented by the prospectus supplement dated April 12, 2022, in an underwritten registered public offering at an offering price of $5.10 per share (the “Offering”). The Offering closed on April 18, 2022, and we received net proceeds of approximately $53.7 million from the Offering, after deducting the underwriting discounts and commissions and estimated offering expenses.
Caligan, our largest stockholder, and Paul B. Manning, a member of our board of directors, participated in the Offering and purchased shares of our common stock in an aggregate amount of approximately $11 million at the public offering price per share and on the same terms as the other purchasers in the Offering. Caligan purchased 1,764,705 shares of our common stock in the Offering for an aggreagate purchase price of $8,999,995.50 and Paul B. Manning purchased 392,156 shares of our common stock in the Offering for an aggregate purchase price of $1,999,995.60 .
Participation in our April 2021 Private Placement
On April 12, 2021, we entered into a Common Stock Purchase Agreement (the “Common Stock Purchase Agreement”) with certain institutional accredited investors (the “PIPE Purchasers”), including certain of our existing stockholders, for the sale by the Company in a private placement (the “2021 Private Placement”) of an aggregate of 8,626,037 shares (the “Private Placement Shares”) of common stock, at a purchase price of $2.52 per Private Placement Share. The PIPE Purchasers included PD Joint Holdings, LLC Series 2016-A, a beneficial holder of more than 5% of our capital stock at the time of the 2021 Private Placement and an entity that is controlled by Paul B. Manning which purchased 198,413 Private Placement Shares for an aggregate purchase price of $500,000.76, and Roger Jeffs, who purchased 99,206 Private Placement Shares for an aggregate purchase price of $249,999.12. The 2021 Private Placement was exempt from the registration requirements of the Securities Act, pursuant to the exemption for transactions by an issuer not involving any public offering under Section 4(a)(2) of the Securities Act and Rule 506 of Regulation D of the Securities Act and in reliance on similar exemptions under applicable state laws. The closing of the 2021 Private Placement occurred on April 13, 2021.
In connection with the 2021 Private Placement, on April 13, 2021 the Company entered into a standstill agreement (the “Standstill Agreement”) with Caligan Partners LP. Pursuant to the Standstill Agreement, the Company agreed to appoint David Johnson as a Class II director of the Company and member of the

Company’s audit committee for a term expiring at the Company’s 2023 annual meeting of stockholders, and until his successor is duly elected and qualified, or until his earlier resignation, removal or death.
In connection with the 2021 Private Placement, on April 13, 2021 we entered into a registration rights agreement (the “Registration Rights Agreement”) with the PIPE Purchasers. Pursuant to the Registration Rights Agreement, we were obligated to file a shelf registration statement with the SEC within 60 days following the date of entry into the Registration Rights Agreement to register the Private Placement Shares for resale.
Indemnification Agreements and Directors’ and Officers’ Liability Insurance
We have entered into indemnification agreements with each of our directors and executive officers. These agreements, among other things, require us to indemnify each director and executive officer to the fullest extent permitted by Delaware law, including indemnification of expenses such as attorneys’ fees, judgments, penalties fines and settlement amounts incurred by the director or executive officer in any action or proceeding, including any action or proceeding by or in right of us, arising out of the person’s services as a director or executive officer.
Policies and Procedures for Related Party Transactions
Our Board has adopted a written related person transaction policy setting forth the policies and procedures for the review and approval or ratification of related person transactions. This policy covers, with certain exceptions set forth in Item 404 of Regulation S-K under the Securities Act, any transaction, arrangement or relationship, or any series of similar transactions, arrangements or relationships in which we were or are to be a participant, where the amount involved exceeds $120,000 and a related person had or will have a direct or indirect material interest, including, without limitation, purchases of goods or services by or from the related person or entities in which the related person has a material interest, indebtedness, guarantees of indebtedness and employment by us of a related person. In reviewing and approving any such transactions, our Audit Committee, but only those independent directors who are disinterested, will be tasked to consider all relevant facts and circumstances, including, but not limited to, whether the transaction is on terms comparable to those that could be obtained in an arm’s length transaction with an unrelated third party and the extent of the related person’s interest in the transaction.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS; HOUSEHOLDING
Pursuant to the rules of the SEC, Liquidia, intermediaries (e.g., brokers, banks and nominees) and service providers that Liquidia employs to deliver communications to its stockholders are each permitted to deliver to two or more stockholders sharing the same address a single Notice or copy of the proxy materials. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies and intermediaries. Under this process, stockholders of record who have the same address and last name will receive a single envelope containing the Notice for all stockholders having that address. The Notice for each stockholder will include that stockholder’s unique control number needed to vote his or her shares.
Upon written or oral request, Liquidia will promptly deliver a separate copy of the Notice or proxy materials to any stockholder at a shared address to which a single copy of the Notice or proxy materials was delivered and/or who wishes to receive separate copies in the future. Stockholders receiving multiple copies of the Notice or proxy materials may likewise request that Liquidia deliver single copies of the Notice or proxy materials in the future. Stockholders may notify Liquidia of their requests by calling or writing Liquidia at its mailing address at (919) 328-4400 or Liquidia Corporation, 419 Davis Drive, Suite 100, Morrisville, North Carolina 27560, Attention: Corporate Secretary, respectively.
If you are a beneficial owner, you can request information about householding from your broker, bank or nominee.
STOCKHOLDER PROPOSALS AND OTHER INFORMATION
Deadline for Submission of Stockholder Proposals and Recommendations for Director
Any stockholder proposal submitted to us pursuant to SEC Rule 14a-8 under the Exchange Act for inclusion in our proxy materials for the 2023 annual meeting of stockholders must be received by us no later than the close of business on December 31, 2022.
In order for a stockholder to nominate a person for election to the Board or bring other business before the 2023 annual meeting of stockholders, the stockholder must comply with the advance notice provisions of our Bylaws, which require that the stockholder deliver written notice to the Secretary and comply with the other requirements set forth in the Bylaws. Specifically, we must receive this notice not less than 90 days and not greater than one hundred 120 days prior to the first anniversary of the preceding year’s annual meeting. In the event that the date of the annual meeting is advanced more than 30 days prior to or delayed (other than as a result of adjournment) by more than 30 days after the anniversary of the preceding year’s annual meeting, notice by the stockholder to be timely must be so received not later than the close of business on the later of the 90th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made.
ANNUAL REPORT
Our Annual Report on Form 10-K for the fiscal year ended December 31, 2021 is included with these proxy materials. A copy of our Annual Report (on Form 10-K), including the financial statements included therein, is also available without charge on our website (www.liquidia.com) or upon written request to us at Liquidia Corporation, 419 Davis Drive, Suite 100, Morrisville, North Carolina 27560, Attention: Corporate Secretary.
EXPENSES AND SOLICITATION
All costs of solicitation of proxies will be borne by us. In addition to solicitations by mail, certain of our directors, officers and regular employees, without additional remuneration, may solicit proxies in person or by telephone or telegraph. The Company may elect to engage outside professionals to assist it in the distribution and solicitation of proxies at a fee to be borne by the Company. Brokers, custodians and fiduciaries will be requested to forward proxy soliciting material to the owners of stock held in their names, and we will reimburse them for their reasonable out-of-pocket costs. Solicitation by our officers and employees may also be made of some stockholders in person or by mail, telephone or telegraph following the original solicitation.

OTHER MATTERS
The Board does not know of any matters to be presented at the Annual Meeting other than those listed in the Notice of Annual Meeting of Stockholders that accompanies this proxy statement. However, if other matters properly come before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote in accordance with their best judgment on such matters insofar as the proxies are not limited to the contrary.
To the extent that information contained in this proxy statement is within the knowledge of persons other than our management, we have relied on such persons for the accuracy and completeness thereof.
This proxy statement and our Annual Report on Form 10-K is available in the “Investors” section of our website at www.liquidia.com. Alternatively, upon the receipt of a written request from any stockholder entitled to vote at the forthcoming Annual Meeting, we will mail, at no charge to the stockholder, a copy of our Annual Report on Form 10-K, including the financial statements and schedules required to be filed with the SEC pursuant to Rule 13a-1 under the Exchange Act, for the Company’s most recent fiscal year. Requests from beneficial owners of our voting securities must set forth a good faith representation that, as of the record date for the Annual Meeting, the person making the request was the beneficial owner of securities entitled to vote at such meeting. Written requests for such report should be directed to: 419 Davis Drive, Suite 100, Morrisville, North Carolina 27560, Attention: Corporate Secretary.
If you would like us to send you a copy of the exhibits listed on the exhibit index of the Annual Report on Form 10-K, we will do so upon your payment of our reasonable expenses in furnishing a requested exhibit.
You are urged to complete, sign, date and return your proxy card promptly to make certain your shares will be voted at the Annual Meeting. For your convenience, a return envelope is enclosed requiring no additional postage if mailed in the United States.
By Order of the Board of Directors,
/s/ Roger A. Jeffs, Ph.D. Roger A. Jeffs, Ph.D. Chief Executive Officer, Director
Dated: April 29, 2022

WHERE YOU CAN FIND ADDITIONAL INFORMATION AND INCORPORATION BY REFERENCE
We are subject to the informational requirements of the Exchange Act, and are required to file reports, any proxy statements and other information with the SEC. Copies of any reports, statements or other information that we file with the SEC, including this proxy statement, can also be obtained upon written request from the SEC’s website on the Internet at www.sec.gov, free of charge. We also maintain a website at www.liquidia.com, at which you may access these materials free of charge as soon as reasonably practicable after they are electronically filed with, or furnished to, the SEC.
We have not authorized anyone to provide you with information that differs from that contained in this proxy statement. You should not assume that the information contained in this proxy statement is accurate as on any date other than the date of the proxy statement, and the mailing of this proxy statement to our stockholders shall not create any implication to the contrary.
This proxy statement does not constitute an offer to sell, or a solicitation of an offer to buy, any securities, or the solicitation of a proxy, in any jurisdiction to or from any person to whom it is not lawful to make any such offer or solicitation in such jurisdiction.
This proxy statement incorporates by reference our Annual Report on Form 10-K for the year ended December 31, 2021 that we previously filed with the SEC; provided, however, that we are not incorporating by reference Part III thereof and any documents, portions of documents or information deemed to have been furnished and not filed in accordance with SEC rules.
In addition, we are incorporating by reference herein any future filings we make with the SEC under Section 11, 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date of this proxy statement and prior to the date of the Annual Meeting. Such documents are considered to be a part of this proxy statement, effective as of the date such documents are filed. In the event of conflicting information in these documents, the information in the latest filed document should be considered correct.
You can obtain any of the documents listed above from the SEC, through the website of the SEC at the address described above or from Liquidia by requesting them in writing or by telephone at the following address:
LIQUIDIA CORPORATION
419 Davis Drive, Suite 100
Morrisville, North Carolina 27560
Attention: Corporate Secretary
Telephone: (919) 328-4400

EXHIBIT A
LIQUIDIA CORPORATION
AMENDMENT TO 2020 LONG-TERM INCENTIVE PLAN

AMENDMENT TO THE
LIQUIDIA CORPORATION 2020 LONG-TERM INCENTIVE PLAN
The Board of Directors (the “Board”) of Liquidia Corporation, a Delaware corporation (the “Company”), hereby makes this Amendment (this “Amendment”) to the Liquidia Corporation 2020 Long-Term Incentive Plan (the “Plan”), this 19th day of April 2022. Subject to the approval of the Company’s shareholders at the 2022 Annual Meeting, the effective date of this Amendment shall be June 16, 2022.
WHEREAS, the Company originally established the Plan for purposes of providing compensation and incentive awards to employees, officers and service providers that are based on the Company’s common stock, par value $0.001 per share (the “Stock”) in order to strengthen the Company’s ability to attract, motivate and retain management and service providers of experience and ability, and to encourage the highest level of performance in the Company’s financial success and growth; and
WHEREAS, the Company now desires to amend the Plan to increase the number of shares of Stock available for issuance pursuant to the Plan and re-authorize the evergreen provision.
NOW THEREFORE, for and in consideration of the foregoing and the agreements contained herein, the Plan shall be amended as follows:
1.
Defined Terms. Unless otherwise defined herein, capitalized terms used herein shall have the same meaning ascribed to them in the Plan.

2.
Amendments.

Section 17 is hereby amended to add the following definition:
“Amendment Date” means June 16, 2022;
Section 5(a) is hereby amended and restated in its entirety as follows:
(a) Share Pool.   Subject to adjustments as provided in Section 10 of the Plan, the number of shares of Common Stock issuable pursuant to Awards that may be granted under the Plan shall equal the sum of the following: (i) 1,700,000 shares that were originally reserved in connection with the adoption of the Plan (as of the Effective Date); plus (ii) 3,824,941 of shares that were added to the Plan from the Effective Date until the Amendment Date based on the evergreen provision in the Plan; plus (iii)) 1,600,000 newly reserved shares in connection with the amendment to the Plan (as of the Amendment Date); (subsections (i), (ii), and (iii) referred to as the “Share Pool”).
Section 5(b)(i) is hereby amended and restated in its entirety as follows:
(i) The Share Pool shall be increased automatically, without further action of the Board, on January 1st of each calendar year following the Amendment Date and ending on (and including) January 1, 2030, by a number of shares of Common Stock equal to the lesser of (A) four percent (4%) of the aggregate number of shares of Common Stock outstanding on December 31st of the immediately preceding calendar year, excluding for this purpose any such outstanding shares of Common Stock that were granted under this Plan and remain unvested and subject to forfeiture as of the relevant December 31st, or (B) a lesser number of shares of Common Stock determined by the Board or Compensation Committee prior to the relevant January 1st.
3. Remainder of the Plan.   Except as expressly provided herein, the Plan remains in full force and effect.
(Signature Page Follows)

IN WITNESS WHEREOF, this Amendment is executed effective as of the date first written above.
LIQUIDIA CORPORATION
By:
Its:

EXHIBIT B
LIQUIDIA CORPORATION
2020 LONG-TERM INCENTIVE PLAN

LIQUIDIA CORPORATION
2020 LONG-TERM INCENTIVE PLAN

i

ii

1.
History; Existence of the Plan.

LIQUIDIA CORPORATION, a Delaware corporation (“Liquidia Corporation”), has established the LIQUIDIA CORPORATION 2020 LONG-TERM INCENTIVE PLAN, as set forth herein, and as the same may be amended from time to time (the “Plan”). The Plan will come into existence on the Adoption Date; provided, however, that no Award may be granted prior to the closing of the merger transaction between Liquidia Technologies, Inc. and RareGen, LLC (the “Effective Date”). In addition, no Award will be exercised (or, in the case of Restricted Stock, Restricted Stock Units, Performance Shares, or Other Stock-Based Awards, no Award will be granted) and no Performance Units will be settled unless and until the Plan has been approved by the shareholders of Liquidia Corporation, which approval will be within 12 months after the date the Plan is adopted by the Board of Directors of Liquidia Corporation (the “Board”).
On the Effective Date, (i) Liquidia Corporation will assume the Liquidia Technologies, Inc. 2018 Long-Term Incentive Plan (the “Liquidia 2018 Plan”), the Liquidia Technologies, Inc. 2016 Equity Incentive Plan, as amended, and the Liquidia Technologies, Inc. Stock Option Plan (collectively the “Assumed Plans”), and the outstanding awards under each such plan and such awards will remain subject to the same terms and conditions set forth in the Assumed Plans and related agreements.
No awards will be made under Liquidia 2018 Plan on or after the Effective Date.
2.
Purposes of the Plan.

The Plan is designed to:
(a)   promote the long-term financial interests and growth of Liquidia Corporation and its Subsidiaries (together, the “Company”) by attracting and retaining management and other personnel of Liquidia Corporation and other Eligible Individuals.
(b)   motivate management personnel by means of growth-related incentives to achieve long-range goals; and
(c)   further the alignment of interests of Participants with those of the stockholders of Liquidia Corporation through opportunities for increased stock or stock-based ownership in Liquidia Corporation.
Toward these objectives, the Administrator may grant stock options, stock appreciation rights, stock awards, stock units, performance shares, performance units, and other stock-based awards to eligible individuals on the terms and subject to the conditions set forth in the Plan.
3.
Terminology.

Except as otherwise specifically provided in an Award Agreement, capitalized words and phrases used in the Plan or an Award Agreement shall have the meaning set forth in the glossary at Section 17 of the Plan or as defined the first place such word or phrase appears in the Plan.
4.
Administration.

(a)   Administration of the Plan.   The Plan shall be administered by the Administrator.
(b)   Powers of the Administrator.   The Administrator shall, except as otherwise provided under the Plan, have plenary authority, in its sole and absolute discretion, to grant Awards pursuant to the terms of the Plan to Eligible Individuals and to take all other actions necessary or desirable to carry out the purpose and intent of the Plan. Among other things, the Administrator shall have the authority, in its sole and absolute discretion, subject to the terms and conditions of the Plan to:
(i)   determine the Eligible Individuals to whom, and the time or times at which, Awards shall be granted;
(ii)   determine the types of Awards to be granted any Eligible Individual;
(iii)   determine the number of shares of Common Stock to be covered by or used for reference purposes for each Award or the value to be transferred pursuant to any Award;

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(iv)   determine the terms, conditions and restrictions applicable to each Award (which need not be identical) and any shares acquired pursuant thereto, including, without limitation, (A) the purchase price of any shares of Common Stock, (B) the method of payment for shares purchased pursuant to any Award, (C) the method for satisfying any tax withholding obligation arising in connection with any Award, including by the withholding or delivery of shares of Common Stock, (D) the timing, terms and conditions of the exercisability, vesting or payout of any Award or any shares acquired pursuant thereto, (E) the Performance Goals applicable to any Award and the extent to which such Performance Goals have been attained, (F) the time of the expiration of any Award, (G) the effect of the Participant’s Termination of Service on any of the foregoing, and (H) all other terms, conditions and restrictions applicable to any Award or shares acquired pursuant thereto as the Administrator shall consider to be appropriate and not inconsistent with the terms of the Plan;
(v)   subject to Sections 7(e), 10(c) and 15, modify, amend or adjust the terms and conditions of any Award;
(vi)   accelerate or otherwise change the time at or during which an Award may be exercised or becomes payable and waive or accelerate the lapse, in whole or in part, of any restriction, condition or risk of forfeiture with respect to such Award; provided, however, that, except in connection with death, disability or a Change in Control, no such change, waiver or acceleration to any Award that is considered “deferred compensation” within the meaning of Section 409A of the Code if the effect of such action is inconsistent with Section 409A of the Code;
(vii)   determine whether an Award will be paid or settled in cash, shares of Common Stock, or in any combination thereof and whether, to what extent and under what circumstances cash or shares of Common Stock payable with respect to an Award shall be deferred either automatically or at the election of the Participant;
(viii)   for any purpose, including but not limited to, qualifying for preferred or beneficial tax treatment, accommodating the customs or administrative challenges or otherwise complying with the tax, accounting or regulatory requirements of one or more jurisdictions, adopt, amend, modify, administer or terminate sub-plans, appendices, special provisions or supplements applicable to Awards regulated by the laws of a particular jurisdiction, which sub-plans, appendices, supplements and special provisions may take precedence over other provisions of the Plan, and prescribe, amend and rescind rules and regulations relating to such sub-plans, supplements and special provisions;
(ix)   establish any “blackout” period, during which transactions affecting Awards may not be effectuated, that the Administrator in its sole discretion deems necessary or advisable;
(x)   determine the Fair Market Value of shares of Common Stock or other property for any purpose under the Plan or any Award;
(xi)   administer, construe and interpret the Plan, Award Agreements and all other documents relevant to the Plan and Awards issued thereunder, and decide all other matters to be determined in connection with an Award;
(xii)   establish, amend, rescind and interpret such administrative rules, regulations, agreements, guidelines, instruments and practices for the administration of the Plan and for the conduct of its business as the Administrator deems necessary or advisable;
(xiii)   correct any defect, supply any omission or reconcile any inconsistency in the Plan or in any Award or Award Agreement in the manner and to the extent the Administrator shall consider it desirable to carry it into effect; and
(xiv)   otherwise administer the Plan and all Awards granted under the Plan.
(c)   Delegation of Administrative Authority.   The Administrator may designate officers or employees of the Company to assist the Administrator in the administration of the Plan and, to the extent permitted by applicable law and stock exchange rules, the Administrator may delegate to officers or other employees of the Company the Administrator’s duties and powers under the Plan, subject to such conditions and limitations as the Administrator shall prescribe, including without limitation the authority to execute agreements or other

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documents on behalf of the Administrator; provided, however, that such delegation of authority shall not extend to the granting of, or exercise of discretion with respect to, Awards to Eligible Individuals who are officers under Section 16 of the Exchange Act.
(d)   Non-Uniform Determinations.   The Administrator’s determinations under the Plan (including without limitation, determinations of the persons to receive Awards, the form, amount and timing of such Awards, the terms and provisions of such Awards and the Award Agreements evidencing such Awards, and the ramifications of a Change in Control upon outstanding Awards) need not be uniform and may be made by the Administrator selectively among Awards or persons who receive, or are eligible to receive, Awards under the Plan, whether or not such persons are similarly situated.
(e)   Limited Liability; Advisors.   To the maximum extent permitted by law, no member of the Administrator, nor any director, officer, employee or representative of Liquidia Corporation shall be liable for any action taken or decision made in good faith relating to the Plan or any Award thereunder. The Administrator may employ counsel, consultants, accountants, appraisers, brokers or other persons. The Administrator, Liquidia Corporation and the officers and directors Liquidia Corporation shall be entitled to rely upon the advice, opinions or valuations of any such persons.
(f)   Indemnification.   To the maximum extent permitted by law, by Liquidia Corporation’ charter and by-laws, and by any directors’ and officers’ liability insurance coverage which may be in effect from time to time, the members of the Administrator and any agent or delegate of the Administrator who is a director, officer or employee of Liquidia Corporation or an Affiliate shall be indemnified by Liquidia Corporation against any and all liabilities and expenses to which they may be subjected by reason of any act or failure to act with respect to their duties on behalf of the Plan.
(g)   Effect of Administrator’s Decision.   All actions taken and determinations made by the Administrator on all matters relating to the Plan or any Award pursuant to the powers vested in it hereunder shall be in the Administrator’s sole and absolute discretion, unless in contravention of any express term of the Plan, including, without limitation, any determination involving the appropriateness or equitableness of any action. All determinations made by the Administrator shall be conclusive, final and binding on all parties concerned, including Liquidia Corporation, any Participants and any other employee, or director of Liquidia Corporation and its Affiliates, and their respective successors in interest. No member of the Administrator, nor any director, officer, employee or representative of Liquidia Corporation shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or Awards.
5.
Shares Issuable Pursuant to Awards.

(a)   Initial Share Pool.   Subject to adjustments as provided in Section 10 of the Plan, the number of shares of Common Stock issuable pursuant to Awards that may be granted under the Plan shall equal 1,700,000 (the “Share Pool”).
(b)   Adjustments to Share Pool.   On and after the Effective Date, the Share Pool shall be adjusted, in addition to any adjustments to be made pursuant to Section 10 of the Plan, as follows:
(i)   The Share Pool shall be increased automatically, without further action of the Board, on January 1st of each calendar year commencing after the Effective Date and ending on (and including) January 1, 2030, by a number of shares of Common Stock equal to the lesser of (A) four percent (4%) of the aggregate number of shares of Common Stock outstanding on December 31st of the immediately preceding calendar year, excluding for this purpose any such outstanding shares of Common Stock that were granted under this Plan and remain unvested and subject to forfeiture as of the relevant December 31st, or (B) a lesser number of shares of Common Stock determined by the Board or Compensation Committee prior to the relevant January 1st.
(ii)   The Share Pool shall be reduced, on the date of grant, by one share for each share of Common Stock made subject to an Award granted under the Plan;
(iii)   The Share Pool shall be increased, on the relevant date, by the number of unissued shares of Common Stock underlying or used as a reference measure for any Award or portion of an Award that is cancelled, forfeited, expired, terminated unearned or settled in cash, in any such case without the issuance

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of shares and by the number of shares of Common Stock used as a reference measure for any Award that are not issued upon settlement of such Award either due to a net settlement or otherwise;
(iv)   The Share Pool shall be increased, on the forfeiture date, by the number of shares of Common Stock that are forfeited back to Liquidia Corporation after issuance due to a failure to meet an Award contingency or condition with respect to any Award or portion of an Award;
(v)   The Share Pool shall be increased, on the exercise date, by the number of shares of Common Stock withheld by or surrendered (either actually or through attestation) to Liquidia Corporation in payment of the exercise price of any Award; and
(vi)   The Share Pool shall be increased, on the relevant date, by the number of shares of Common Stock withheld by or surrendered (either actually or through attestation) to Client in payment of the Tax Withholding Obligation that arises in connection with any Award.
(vii)   Notwithstanding the foregoing, the Share Pool will not be increased to include any shares of Common Stock issuable upon exercise of options granted under the Assumed Plans that expire or terminate without having been exercised in full.
(c)   ISO Limit.   Subject to adjustment pursuant to Section 10 of the Plan, the maximum number of shares of Common Stock that may be issued pursuant to stock options granted under the Plan that are intended to qualify as Incentive Stock Options within the meaning of Section 422 of the Code shall be equal to 10,000,000.
(d)   Source of Shares.   The shares of Common Stock with respect to which Awards may be made under the Plan shall be shares authorized for issuance under Liquidia Corporation’ charter but unissued, or issued and reacquired, including without limitation shares purchased in the open market or in private transactions.
(e)   Non-Employee Director Award Limit.   In addition, the Administrator may establish compensation for Non-Employee Directors from time to time, subject to the limitations in the Plan. The Administrator will from time to time determine the terms, conditions and amounts of all such Non-Employee Director compensation in its discretion and pursuant to the exercise of its business judgment, taking into account such factors, circumstances and considerations as it shall deem relevant from time to time, provided that the sum of any cash compensation and the grant date fair value of Awards (as determined in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, or any successor thereto) granted under the Plan to a Non-Employee Director as compensation for services as a Non-Employee Director during any calendar year of the Company may not exceed $500,000 for an annual grant, provided however, in a Non-Employee Director’s first year of service compensation for services may not exceed $1,000,000 (such limits, the “Director Limits”). The Administrator may make exceptions to this limit for individual Non-Employee directors in extraordinary circumstances, as the Administrator may determine in its discretion, provided that the Non-Employee Director receiving such additional compensation may not participate in the decision to award such compensation or in other compensation decisions involving Non-Employee Director.
6.
Participation.

Participation in the Plan shall be open to all Eligible Individuals, as may be selected by the Administrator from time to time. The Administrator may also grant Awards to Eligible Individuals in connection with hiring, recruiting or otherwise, prior to the date the individual first performs services for Liquidia Corporation or an Affiliate; provided, however, that such Awards shall not become vested or exercisable and no shares shall be issued to such individual, prior to the date the individual first commences performance of such services.
7.
Awards.

(a)   Awards, In General.   The Administrator, in its sole discretion, shall establish the terms of all Awards granted under the Plan consistent with the terms of the Plan. Awards may be granted individually or in tandem with other types of Awards, concurrently with or with respect to outstanding Awards. All Awards are subject to the terms and conditions provided in the Award Agreement, which shall be delivered to the Participant receiving such Award upon, or as promptly as is reasonably practicable following, the grant of such Award. Unless otherwise specified by the Administrator, in its sole discretion, or otherwise provided in

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the Award Agreement, an Award shall not be effective unless the Award Agreement is signed or otherwise accepted by Liquidia Corporation and the Participant receiving the Award (including by electronic delivery and/or electronic signature).
(b)   Stock Options.
(i)   Grants.   A stock option means a right to purchase a specified number of shares of Common Stock from Liquidia Corporation at a specified price during a specified period of time. The Administrator may from time to time grant to Eligible Individuals Awards of Incentive Stock Options or Nonqualified Options; provided, however, that Awards of Incentive Stock Options shall be limited to employees of Liquidia Corporation or of any current or hereafter existing “parent corporation” or “subsidiary corporation,” as defined in Sections 424(e) and 424(f) of the Code, respectively, of Liquidia Corporation, and any other Eligible Individuals who are eligible to receive Incentive Stock Options under the provisions of Section 422 of the Code. No stock option shall be an Incentive Stock Option unless so designated by the Administrator at the time of grant or in the applicable Award Agreement.
(ii)   Exercise.   Stock options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Administrator; provided, however, that Awards of stock options may not have a term in excess of ten years’ duration unless required otherwise by applicable law.
(iii)   Termination of Service. Except as provided in the applicable Award Agreement or otherwise determined by the Administrator, to the extent stock options are not vested and exercisable, a Participant’s stock options shall be forfeited upon his or her Termination of Service.
(iv)   Additional Terms and Conditions.   The Administrator may, by way of the Award Agreement or otherwise, determine such other terms, conditions, restrictions, and/or limitations, if any, of any Award of stock options, provided they are not inconsistent with the Plan.
(c)   Limitation on Reload Options.   The Administrator shall not grant stock options under this Plan that contain a reload or replenishment feature pursuant to which a new stock option would be granted automatically upon receipt of delivery of Common Stock to Liquidia Corporation in payment of the exercise price or any tax withholding obligation under any other stock option.
(d)   Stock Appreciation Rights.
(i)   Grants.   The Administrator may from time to time grant to Eligible Individuals Awards of stock appreciation rights. A stock appreciation right entitles the Participant to receive, subject to the provisions of the Plan and the Award Agreement, a payment having an aggregate value equal to the product of (i) the excess of (A) the Fair Market Value on the exercise date of one share of Common Stock over (B) the base price per share specified in the Award Agreement, times (ii) the number of shares specified by the stock appreciation right, or portion thereof, which is exercised. The base price per share specified in the Award Agreement shall not be less than the lower of the Fair Market Value on the date of grant or the exercise price of any tandem stock option to which the stock appreciation right is related, or with respect to stock appreciation rights that are granted in substitution of similar types of awards of a company acquired by Liquidia Corporation or a Subsidiary or with which Liquidia Corporation or a Subsidiary combines (whether in connection with a corporate transaction, such as a merger, combination, consolidation or acquisition of property or stock, or otherwise) such base price as is necessary to preserve the intrinsic value of such awards.
(ii)   Exercise.   Stock appreciation rights shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Administrator; provided, however, that stock appreciation rights granted under the Plan may not have a term in excess of ten years’ duration unless required otherwise by applicable law. The applicable Award Agreement shall specify whether payment by Liquidia Corporation of the amount receivable upon any exercise of a stock appreciation right is to be made in cash or shares of Common Stock or a combination of both, or shall reserve to the Administrator or the Participant the right to make that determination prior to or upon the exercise of the stock appreciation right. If upon the exercise of a stock appreciation right a Participant is to receive a portion of such payment in shares of Common Stock, the number of shares shall be determined by dividing such portion by the Fair Market Value of a share of Common Stock on the exercise date. No fractional shares

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shall be used for such payment and the Administrator shall determine whether cash shall be given in lieu of such fractional shares or whether such fractional shares shall be eliminated.
(iii)   Termination of Service.   Except as provided in the applicable Award Agreement or otherwise determined by the Administrator, to the extent stock appreciation rights are not vested and exercisable, a Participant’s stock appreciation rights shall be forfeited upon his or her Termination of
(iv)   Additional Terms and Conditions.   The Administrator may, by way of the Award Agreement or otherwise, determine such other terms, conditions, restrictions, and/or limitations, if any, of any Award of stock appreciation rights, provided they are not inconsistent with the Plan.
(e)   Repricing.   Notwithstanding anything herein to the contrary, except in connection with a corporate transaction involving Liquidia Corporation (including, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination, or exchange of shares), the terms of options and stock appreciation rights granted under the Plan may not be amended, after the date of grant, to reduce the exercise price of such options or stock appreciation rights, nor may outstanding options or stock appreciation rights be canceled in exchange for (i) cash, (ii) options or stock appreciation rights with an exercise price or base price that is less than the exercise price or base price of the original outstanding options or stock appreciation rights, or (iii) other Awards, unless such action is approved by Liquidia Corporation’ stockholders.
(f)   Stock Awards.
(i)   Grants.   The Administrator may from time to time grant to Eligible Individuals Awards of unrestricted Common Stock or Restricted Stock (collectively, “Stock Awards”) on such terms and conditions, and for such consideration, including no consideration or such minimum consideration as the Administrator shall determine, subject to the limitations set forth in Section 7(b). Stock Awards shall be evidenced in such manner as the Administrator may deem appropriate, including via book-entry registration.
(ii)   Vesting.   Restricted Stock shall be subject to such vesting, restrictions on transferability and other restrictions, if any, and/or risk of forfeiture as the Administrator may impose at the date of grant or thereafter. The Restriction Period to which such vesting, restrictions and/or risk of forfeiture apply may lapse under such circumstances, including without limitation upon the attainment of Performance Goals, in such installments, or otherwise, as the Administrator may determine. Subject to the provisions of the Plan and the applicable Award Agreement, during the Restriction Period, the Participant shall not be permitted to sell, assign, transfer, pledge or otherwise encumber shares of Restricted Stock.
(iii)   Rights of a Stockholder; Dividends.   Except to the extent restricted under the Award Agreement relating to the Restricted Stock, a Participant granted Restricted Stock shall have all of the rights of a stockholder of Common Stock including, without limitation, the right to vote Restricted Stock. Cash dividends declared payable on Common Stock shall be paid, with respect to outstanding Restricted Stock, either as soon as practicable following the dividend payment date or deferred for payment to such later date as determined by the Administrator, and shall be paid in cash or as unrestricted shares of Common Stock having a Fair Market Value equal to the amount of such dividends or may be reinvested in additional shares of Restricted Stock as determined by the Administrator; provided, however, that dividends declared payable on Restricted Stock that is granted as a Performance Award shall be held by Liquidia Corporation and made subject to forfeiture at least until achievement of the applicable Performance Goal related to such shares of Restricted Stock. Stock distributed in connection with a stock split or stock dividend, and other property distributed as a dividend, shall be subject to restrictions and a risk of forfeiture to the same extent as the Restricted Stock with respect to which such Common Stock or other property has been distributed. As soon as is practicable following the date on which restrictions on any shares of Restricted Stock lapse, Liquidia Corporation shall deliver to the Participant the certificates for such shares or shall cause the shares to be registered in the Participant’s name in book-entry form, in either case with the restrictions removed, provided that the Participant shall have complied with all conditions for delivery of such shares contained in the Award Agreement or otherwise reasonably required by Liquidia Corporation.

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(iv)   Termination of Service.   Except as provided in the applicable Award Agreement, upon Termination of Service during the applicable Restriction Period, Restricted Stock and any accrued but unpaid dividends that are at that time subject to restrictions shall be forfeited; provided that the Administrator may provide, by rule or regulation or in any Award Agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to Restricted Stock will be waived in whole or in part in the event of terminations resulting from specified causes, and the Administrator may in other cases waive in whole or in part the forfeiture of Restricted Stock.
(v)   Additional Terms and Conditions.   The Administrator may, by way of the Award Agreement or otherwise, determine such other terms, conditions, restrictions, and/or limitations, if any, of any Award of Restricted Stock, provided they are not inconsistent with the Plan.
(g)   Stock Units.
(i)   Grants.   The Administrator may from time to time grant to Eligible Individuals Awards of unrestricted stock Units or Restricted Stock Units on such terms and conditions, and for such consideration, including no consideration or such minimum consideration as may be required by law, as the Administrator shall determine, subject to the limitations set forth in Section 7(b). Restricted Stock Units represent a contractual obligation by Liquidia Corporation to deliver a number of shares of Common Stock, an amount in cash equal to the Fair Market Value of the specified number of shares subject to the Award, or a combination of shares of Common Stock and cash, in accordance with the terms and conditions set forth in the Plan and any applicable Award Agreement.
(ii)   Vesting and Payment.   Restricted Stock Units shall be subject to such vesting, risk of forfeiture and/or payment provisions as the Administrator may impose at the date of grant. The Restriction Period to which such vesting and/or risk of forfeiture apply may lapse under such circumstances, including without limitation upon the attainment of Performance Goals, in such installments, or otherwise, as the Administrator may determine. Shares of Common Stock, cash or a combination of shares of Common Stock and cash, as applicable, payable in settlement of Restricted Stock Units shall be delivered to the Participant as soon as administratively practicable, but no later than 30 days, after the date on which payment is due under the terms of the Award Agreement provided that the Participant shall have complied with all conditions for delivery of such shares or payment contained in the Award Agreement or otherwise reasonably required by Liquidia Corporation, or in accordance with an election of the Participant, if the Administrator so permits, that meets the requirements of Section 409A of the Code.
(iii)   No Rights of a Stockholder; Dividend Equivalents.   Until shares of Common Stock are issued to the Participant in settlement of stock Units, the Participant shall not have any rights of a stockholder of Liquidia Corporation with respect to the stock Units or the shares issuable thereunder. The Administrator may grant to the Participant the right to receive Dividend Equivalents on stock Units, on a current, reinvested and/or restricted basis, subject to such terms as the Administrator may determine provided, however, that Dividend Equivalents payable on stock Units that are granted as a Performance Award shall, rather than be paid on a current basis, be accrued and made subject to forfeiture at least until achievement of the applicable Performance Goal related to such stock Units.
(iv)   Termination of Service.   Upon Termination of Service during the applicable deferral period or portion thereof to which forfeiture conditions apply, or upon failure to satisfy any other conditions precedent to the delivery of shares of Common Stock or cash to which such Restricted Stock Units relate, all Restricted Stock Units and any accrued but unpaid Dividend Equivalents with respect to such Restricted Stock Units that are then subject to deferral or restriction shall be forfeited; provided that the Administrator may provide, by rule or regulation or in any Award Agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to Restricted Stock Units will be waived in whole or in part in the event of termination resulting from specified causes, and the Administrator may in other cases waive in whole or in part the forfeiture of Restricted Stock Units.
(v)   Additional Terms and Conditions.   The Administrator may, by way of the Award Agreement or otherwise, determine such other terms, conditions, restrictions, and/or limitations, if any, of any Award of stock Units, provided they are not inconsistent with the Plan.

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(h)   Performance Shares and Performance Units.
(i)   Grants.   The Administrator may from time to time grant to Eligible Individuals Awards in the form of Performance Shares and Performance Units. Performance Shares, as that term is used in this Plan, shall refer to shares of Common Stock or Units that are expressed in terms of Common Stock, the issuance, vesting, lapse of restrictions on or payment of which is contingent on performance as measured against predetermined objectives over a specified Performance Period. Performance Units, as that term is used in this Plan, shall refer to dollar-denominated Units valued by reference to designated criteria established by the Administrator, other than Common Stock, the issuance, vesting, lapse of restrictions on or payment of which is contingent on performance as measured against predetermined objectives over a specified Performance Period. The applicable Award Agreement shall specify whether Performance Shares and Performance Units will be settled or paid in cash or shares of Common Stock or a combination of both, or shall reserve to the Administrator or the Participant the right to make that determination prior to or at the payment or settlement date.
(ii)   Performance Criteria.   The Administrator shall, prior to or at the time of grant, condition the grant, vesting or payment of, or lapse of restrictions on, an Award of Performance Shares or Performance Units upon (A) the attainment of Performance Goals during a Performance Period or (B) the attainment of Performance Goals and the continued service of the Participant. The length of the Performance Period, the Performance Goals to be achieved during the Performance Period, and the measure of whether and to what degree such Performance Goals have been attained shall be conclusively determined by the Administrator in the exercise of its absolute discretion. Performance Goals may include minimum, maximum and target levels of performance, with the size of the Award or payout of Performance Shares or Performance Units or the vesting or lapse of restrictions with respect thereto based on the level attained. Performance Goals may be applied on a per share or absolute basis and relative to one or more Performance Metrics, or any combination thereof, and may be measured pursuant to U.S. generally accepted accounting principles (“GAAP”), non-GAAP or other objective standards in a manner consistent with Liquidia Corporation’ or its Subsidiary’s established accounting policies, all as the Administrator shall determine at the time the Performance Goals for a Performance Period are established. The Administrator may, in its sole discretion, provide that one or more objectively determinable adjustments shall be made to the manner in which one or more of the Performance Goals is to be calculated or measured to take into account, or ignore, one or more of the following: (1) items related to a change in accounting principle; (2) items relating to financing activities; (3) expenses for restructuring or productivity initiatives; (4) other non-operating items; (5) items related to acquisitions; (6) items attributable to the business operations of any entity acquired by the Company during the Performance Period; (7) items related to the sale or disposition of a business or segment of a business; (8) items related to discontinued operations that do not qualify as a segment of a business under U.S. generally accepted accounting principles; (9) items attributable to any stock dividend, stock split, combination or exchange of stock occurring during the Performance Period; (10) any other items of significant income or expense which are determined to be appropriate adjustments; (11) items relating to unusual or extraordinary corporate transactions, events or developments, (12) items related to amortization of acquired intangible assets; (13) items that are outside the scope of the Company’s core, on-going business activities; (14) changes in foreign currency exchange rates; (15) items relating to changes in tax laws; (16) certain identified expenses (including, but not limited to, cash bonus expenses, incentive expenses and acquisition-related transaction and integration expenses); (17) items relating to asset impairment charges; (18) items relating to gains or unusual or nonrecurring events or changes in applicable law, accounting principles or business conditions, or (19) or any other items selected by the Administrator. Shares or Performance Units shall be settled as and when the Award vests or at a later time specified in the Award Agreement or in accordance with an election of the Participant, if the Administrator so permits, that meets the requirements of Section 409A of the Code.
(iii)   Additional Terms and Conditions.   The Administrator may, by way of the Award Agreement or otherwise, determine such other terms, conditions, restrictions, and/or limitations, if any, of any Award of Performance Shares or Performance Units, provided they are not inconsistent with the Plan.
(i)   Other Stock-Based Awards.   The Administrator may from time to time grant to Eligible Individuals Awards in the form of Other Stock-Based Awards. Other Stock-Based Awards in the form of Dividend

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Equivalents may be (A) awarded on a free-standing basis or in connection with another Award other than a stock option or stock appreciation right, (B) paid currently or credited to an account for the Participant, including the reinvestment of such credited amounts in Common Stock equivalents, to be paid on a deferred basis, and (C) settled in cash or Common Stock as determined by the Administrator; provided, however, that Dividend Equivalents payable on Other Stock-Based Awards that are granted as a Performance Award shall, rather than be paid on a current basis, be accrued and made subject to forfeiture at least until achievement of the applicable Performance Goal related to such Other Stock- Based Awards. Any such settlements, and any such crediting of Dividend Equivalents, may be subject to such conditions, restrictions and contingencies as the Administrator shall establish.
(j)   Awards to Participants Outside the United States.   The Administrator may grant Awards to Eligible Individuals who are foreign nationals, who are located outside the United States or who are not compensated from a payroll maintained in the United States, or who are otherwise subject to (or could cause Liquidia Corporation or a Subsidiary to be subject to) tax, legal or regulatory provisions of countries or jurisdictions outside the United States, on such terms and conditions different from those specified in the Plan as may, in the judgment of the Administrator, be necessary or desirable in order that any such Award shall conform to laws, regulations, and customs of the country or jurisdiction in which the Participant is then resident or primarily employed or to foster and promote achievement of the purposes of the Plan.
(k)   Limitation on Dividend Reinvestment and Dividend Equivalents.   Reinvestment of dividends in additional Restricted Stock at the time of any dividend payment, and the payment of shares of Common Stock with respect to dividends to Participants holding Awards of stock Units, shall only be permissible if sufficient shares are available under the Share Pool for such reinvestment or payment (taking into account then outstanding Awards). In the event that sufficient shares are not available under the Share Pool for such reinvestment or payment, such reinvestment or payment shall be made in the form of a grant of stock Units equal in number to the shares of Common Stock that would have been obtained by such payment or reinvestment, the terms of which stock Units shall provide for settlement in cash and for Dividend Equivalent reinvestment in further stock Units on the terms contemplated by this Section 7(k).
8.   Withholding of Taxes.
Participants and holders of Awards shall pay to Liquidia Corporation or its Affiliate, or make arrangements satisfactory to the Administrator for payment of, any Tax Withholding Obligation in respect of Awards granted under the Plan no later than the date of the event creating the tax or social insurance contribution liability. The obligations of Liquidia Corporation under the Plan shall be conditional on such payment or arrangements. Unless otherwise determined by the Administrator, Tax Withholding Obligations may be settled in whole or in part with shares of Common Stock, including unrestricted outstanding shares surrendered to Liquidia Corporation and unrestricted shares that are part of the Award that gives rise to the Tax Withholding Obligation, having a Fair Market Value on the date of surrender or withholding equal to the statutory minimum amount (or such greater amount permitted under FASB Accounting Standards Codification Topic 718, Compensation—Stock Compensation, for equity-classified awards) required to be withheld for tax or social insurance contribution purposes, all in accordance with such procedures as the Administrator establishes. Liquidia Corporation or its Affiliate may deduct, to the extent permitted by law, any such Tax Withholding Obligations from any payment of any kind otherwise due to the Participant or holder of an Award.
9.
Transferability of Awards.

(a)   General Nontransferability Absent Administrator Permission.   Except as otherwise determined by the Administrator, and in any event in the case of an Incentive Stock Option or a tandem stock appreciation right granted with respect to an Incentive Stock Option, no Award granted under the Plan shall be transferable by a Participant otherwise than by will or the laws of descent and distribution. The Administrator shall not permit any transfer of an Award for value. An Award may be exercised during the lifetime of the Participant, only by the Participant or, during the period the Participant is under a legal disability, by the Participant’s guardian or legal representative, unless otherwise determined by the Administrator. Awards granted under the Plan shall not be subject in any manner to alienation, anticipation, sale, transfer, assignment, pledge, or encumbrance, except as otherwise determined by the Administrator; provided, however, that the restrictions in this sentence shall not apply to the shares of Common Stock received in connection with an Award after the

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date that the restrictions on transferability of such shares set forth in the applicable Award Agreement have lapsed. Nothing in this paragraph shall be interpreted or construed as overriding the terms of any Liquidia Corporation stock ownership or retention policy, now or hereafter existing, that may apply to the Participant or shares of Common Stock received under an Award.
(b)   Administrator Discretion to Permit Transfers Other Than For Value.   Except as otherwise restricted by applicable law, the Administrator may, but need not, permit an Award, other than an Incentive Stock Option or a tandem stock appreciation right granted with respect to an Incentive Stock Option, to be transferred to a Participant’s Family Member (as defined below) as a gift or pursuant to a domestic relations order in settlement of marital property rights. The Administrator shall not permit any transfer of an Award for value. For purposes of this Section 9, “Family Member” means any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the Participant’s household (other than a tenant or employee), a trust in which these persons have more than fifty percent of the beneficial interest, a foundation in which these persons (or the Participant) control the management of assets, and any other entity in which these persons (or the Participant) own more than fifty percent (50%) of the voting interests. The following transactions are not prohibited transfers for value: (i) a transfer under a domestic relations order in settlement of marital property rights; and (ii) a transfer to an entity in which more than fifty percent of the voting interests are owned by Family Members (or the Participant) in exchange for an interest in that entity.
10.
Adjustments for Corporate Transactions and Other Events.

(a)   Mandatory Adjustments.   In the event of a merger, consolidation, stock rights offering, statutory share exchange or similar event affecting Liquidia Corporation (each, a “Corporate Event”) or a stock dividend, stock split, reverse stock split, separation, spinoff, reorganization, extraordinary dividend of cash or other property, share combination or subdivision, recapitalization, capital reduction distribution, or similar event affecting the capital structure of Liquidia Corporation (each, a “Share Change”) that occurs at any time after the Effective Date (including any such Corporate Event or Share Change that occurs after such adoption and coincident with or prior to the Effective Date), the Administrator shall make equitable and appropriate substitutions or proportionate adjustments to (i) the aggregate number and kind of shares of Common Stock or other securities on which Awards under the Plan may be granted to Eligible Individuals, (ii) the maximum number of shares of Common Stock or other securities that may be issued with respect to Incentive Stock Options granted under the Plan, (iii) the number of shares of Common Stock or other securities covered by each outstanding Award and the exercise price, base price or other price per share, if any, and other relevant terms of each outstanding Award, and (iv) all other numerical limitations relating to Awards, whether contained in this Plan or in Award Agreements; provided, however, that any fractional shares resulting from any such adjustment shall be eliminated.
(b)   Discretionary Adjustments.   In the case of Corporate Events, the Administrator may make such other adjustments to outstanding Awards as it determines to be appropriate and desirable, which adjustments may include, without limitation, (i) the cancellation of outstanding Awards in exchange for payments of cash, securities or other property or a combination thereof having an aggregate value equal to the value of such Awards, as determined by the Administrator in its sole discretion (it being understood that in the case of a Corporate Event with respect to which stockholders of Liquidia Corporation receive consideration other than publicly traded equity securities of the ultimate surviving entity, any such determination by the Administrator that the value of a stock option or stock appreciation right shall for this purpose be deemed to equal the excess, if any, of the value of the consideration being paid for each share of Common Stock pursuant to such Corporate Event over the exercise price or base price of such stock option or stock appreciation right shall conclusively be deemed valid and that any stock option or stock appreciation right may be cancelled for no consideration upon a Corporate Event if its exercise price or base price equals or exceeds the value of the consideration being paid for each share of Common Stock pursuant to such Corporate Event), (ii) the substitution of securities or other property (including, without limitation, cash or other securities of Liquidia Corporation and securities of entities other than Liquidia Corporation) for the shares of Common Stock subject to outstanding Awards, and (iii) the substitution of equivalent awards, as determined in the sole discretion of the Administrator, of the surviving or successor entity or a parent thereof (“Substitute Awards”).

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(c)   Adjustments to Performance Goals.   The Administrator may, in its discretion, adjust the Performance Goals applicable to any Awards to reflect any unusual or non-recurring events and other extraordinary items, impact of charges for restructurings, discontinued operations and the cumulative effects of accounting or tax changes, each as defined by generally accepted accounting principles or as identified in Liquidia Corporation’ consolidated financial statements, notes to the consolidated financial statements, management’s discussion and analysis or other Liquidia Corporation filings with the Securities and Exchange Commission. If the Administrator determines that a change in the business, operations, corporate structure or capital structure of Liquidia Corporation or the applicable subsidiary, business segment or other operational unit of Liquidia Corporation or any such entity or segment, or the manner in which any of the foregoing conducts its business, or other events or circumstances, render the Performance Goals to be unsuitable, the Administrator may modify such Performance Goals or the related minimum acceptable level of achievement, in whole or in part, as the Administrator deems appropriate and equitable.
(d)   Statutory Requirements Affecting Adjustments.   Notwithstanding the foregoing: (A) any adjustments made pursuant to Section 10 to Awards that are considered “deferred compensation” within the meaning of Section 409A of the Code shall be made in compliance with the requirements of Section 409A of the Code; (B) any adjustments made pursuant to Section 10 to Awards that are not considered “deferred compensation” subject to Section 409A of the Code shall be made in such a manner as to ensure that after such adjustment, the Awards either (1) continue not to be subject to Section 409A of the Code or (2) comply with the requirements of Section 409A of the Code; (C) in any event, the Administrator shall not have the authority to make any adjustments pursuant to Section 10 to the extent the existence of such authority would cause an Award that is not intended to be subject to Section 409A of the Code at the date of grant to be subject thereto; and (D) any adjustments made pursuant to Section 10 to Awards that are Incentive Stock Options shall be made in compliance with the requirements of Section 424(a) of the Code.
(e)   Dissolution or Liquidation.   Unless the Administrator determines otherwise, all Awards outstanding under the Plan shall terminate upon the dissolution or liquidation of Liquidia Corporation.
11.
Change in Control Provisions.

(a)   Termination of Awards.   Notwithstanding the provisions of Section 11(b), in the event that any transaction resulting in a Change in Control occurs, outstanding Awards will terminate upon the effective time of such Change in Control unless provision is made in connection with the transaction for the continuation or assumption of such Awards by, or for the issuance therefor of Substitute Awards of, the surviving or successor entity or a parent thereof. Solely with respect to Awards that will terminate as a result of the immediately preceding sentence and except as otherwise provided in the applicable Award Agreement:
(i)   the outstanding Awards of stock options and stock appreciation rights that will terminate upon the effective time of the Change in Control shall, immediately before the effective time of the Change in Control, become fully exercisable and the holders of such Awards will be permitted, immediately before the Change in Control, to exercise the Awards;
(ii)   the outstanding shares of Restricted Stock the vesting or restrictions on which are then solely time-based and not subject to achievement of Performance Goals shall, immediately before the effective time of the Change in Control, become fully vested, free of all transfer and lapse restrictions and free of all risks of forfeiture;
(iii)   the outstanding shares of Restricted Stock the vesting or restrictions on which are then subject to and pending achievement of Performance Goals shall, immediately before the effective time of the Change in Control and unless the Award Agreement provides for vesting or lapsing of restrictions in a greater amount upon the occurrence of a Change in Control, become vested, free of transfer and lapse restrictions and risks of forfeiture in such amounts as if the applicable Performance Goals for the unexpired Performance Period had been achieved at the target level set forth in the applicable Award Agreement;
(iv)   the outstanding Restricted Stock Units, Performance Shares and Performance Units the vesting, earning or settlement of which is then solely time-based and not subject to or pending achievement of Performance Goals shall, immediately before the effective time of the Change in Control, become fully earned and vested and shall be settled in cash or shares of Common Stock (consistent with

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the terms of the Award Agreement after taking into account the effect of the Change in Control transaction on the shares) as promptly as is practicable, subject to any applicable limitations imposed thereon by Section 409A of the Code; and
(v)   the outstanding Restricted Stock Units, Performance Shares and Performance Units the vesting, earning or settlement of which is then subject to and pending achievement of Performance Goals shall, immediately before the effective time of the Change in Control and unless the Award Agreement provides for vesting, earning or settlement in a greater amount upon the occurrence of a Change in Control, become vested and earned in such amounts as if the applicable Performance Goals for the unexpired Performance Period had been achieved at the target level set forth in the applicable Award Agreement and shall be settled in cash or shares of Common Stock (consistent with the terms of the Award Agreement after taking into account the effect of the Change in Control transaction on the shares) as promptly as is practicable, subject to any applicable limitations imposed thereon by Section 409A of the Code.
Implementation of the provisions of this Section 11(a) shall be conditioned upon consummation of the Change in Control.
(b)   Continuation, Assumption or Substitution of Awards.   The Administrator may specify, on or after the date of grant, in an award agreement or amendment thereto, the consequences of a Participant’s Termination of Service that occurs coincident with or following the occurrence of a Change in Control, if a Change in Control occurs under which provision is made in connection with the transaction for the continuation or assumption of outstanding Awards by, or for the issuance therefor of Substitute Awards of, the surviving or successor entity or a parent thereof.
(c)   Other Permitted Actions.   In the event that any transaction resulting in a Change in Control occurs, the Administrator may take any of the actions set forth in Section 10 with respect to any or all Awards granted under the Plan.
(d)   Section 409A Savings Clause.   Notwithstanding the foregoing, if any Award is considered to be a “nonqualified deferred compensation plan” within the meaning of Section 409A of the Code, this Section 11 shall apply to such Award only to the extent that its application would not result in the imposition of any tax or interest or the inclusion of any amount in income under Section 409A of the Code.
12.
Substitution of Awards in Mergers and Acquisitions.

Awards may be granted under the Plan from time to time in substitution for assumed awards held by employees, officers, or directors of entities who become employees, officers, or directors of Liquidia Corporation or a Subsidiary as the result of a merger or consolidation of the entity for which they perform services with Liquidia Corporation or a Subsidiary, or the acquisition by Liquidia Corporation of the assets or stock of the such entity. The terms and conditions of any Awards so granted may vary from the terms and conditions set forth herein to the extent that the Administrator deems appropriate at the time of grant to conform the Awards to the provisions of the assumed awards for which they are substituted and to preserve their intrinsic value as of the date of the merger, consolidation or acquisition transaction. To the extent permitted by applicable law and marketplace or listing rules of the primary securities market or exchange on which the Common Stock is listed or admitted for trading, any available shares under a stockholder-approved plan of an acquired company (as appropriately adjusted to reflect the transaction) may be used for Awards granted pursuant to this Section 12 and, upon such grant, shall not reduce the Share Pool.
13.
Compliance with Securities Laws; Listing and Registration.

(a)   The obligation of Liquidia Corporation to sell or deliver Common Stock with respect to any Award granted under the Plan shall be subject to all applicable laws, rules and regulations, including all applicable federal, state securities laws, and the obtaining of all such approvals by governmental agencies as may be deemed necessary or appropriate by the Administrator. If at any time the Administrator determines that the delivery of Common Stock under the Plan is or may be unlawful under the laws of any applicable jurisdiction, or Federal, state or foreign (non-United States) securities laws, the right to exercise an Award or receive shares of Common Stock pursuant to an Award shall be suspended until the Administrator determines that such delivery is lawful. If at any time the Administrator determines that the delivery of Common Stock under the

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Plan would or may violate the rules of any exchange on which Liquidia Corporation’ securities are then listed for trade, the right to exercise an Award or receive shares of Common Stock pursuant to an Award shall be suspended until the Administrator determines that such delivery would not violate such rules. If the Administrator determines that the exercise or nonforfeitability of, or delivery of benefits pursuant to, any Award would violate any applicable provision of securities laws or the listing requirements of any stock exchange upon which any of Liquidia Corporation’ equity securities are listed, then the Administrator may postpone any such exercise, nonforfeitability or delivery, as applicable, but Liquidia Corporation shall use all reasonable efforts to cause such exercise, nonforfeitability or delivery to comply with all such provisions at the earliest practicable date.
(b)   Each Award is subject to the requirement that, if at any time the Administrator determines, in its absolute discretion, that the listing, registration or qualification of Common Stock issuable pursuant to the Plan is required by any securities exchange or under any state, federal or foreign (non-United States) law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the grant of an Award or the issuance of Common Stock, no such Award shall be granted or payment made or Common Stock issued, in whole or in part, unless listing, registration, qualification, consent or approval has been effected or obtained free of any conditions not acceptable to the Administrator.
(c)   In the event that the disposition of Common Stock acquired pursuant to the Plan is not covered by a then current registration statement under the Securities Act of 1933, as amended (the “Securities Act”), and is not otherwise exempt from such registration, such Common Stock shall be restricted against transfer to the extent required by the Securities Act or regulations thereunder, and the Administrator may require a person receiving Common Stock pursuant to the Plan, as a condition precedent to receipt of such Common Stock, to represent to Liquidia Corporation in writing that the Common Stock acquired by such person is acquired for investment only and not with a view to distribution and that such person will not dispose of the Common Stock so acquired in violation of Federal, state or foreign securities laws and furnish such information as may, in the opinion of counsel for the Company, be appropriate to permit the Company to issue the Common Stock in compliance with applicable Federal, state or foreign securities laws.
14.
Section 409A Compliance.

It is the intention of Liquidia Corporation that any Award that constitutes a “nonqualified deferred compensation plan” within the meaning of Section 409A of the Code shall comply in all respects with the requirements of Section 409A of the Code to avoid the imposition of any tax or interest or the inclusion of any amount in income pursuant to Section 409A of the Code, and the terms of each such Award shall be construed, administered and deemed amended, if applicable, in a manner consistent with this intention. Notwithstanding the foregoing, neither Liquidia Corporation nor any of its Affiliates nor any of its or their directors, officers, employees, agents or other service providers will be liable for any taxes, penalties or interest imposed on any Participant or other person with respect to any amounts paid or payable (whether in cash, shares of Common Stock or other property) under any Award, including any taxes, penalties or interest imposed under or as a result of Section 409A of the Code. Any payments described in an Award that are due within the “short term deferral period” as defined in Section 409A of the Code shall not be treated as deferred compensation unless applicable law requires otherwise. For purposes of any Award, each amount to be paid or benefit to be provided to a Participant that constitutes deferred compensation subject to Section 409A of the Code shall be construed as a separate identified payment for purposes of Section 409A of the Code. For purposes of Section 409A of the Code, the payment of Dividend Equivalents under any Award shall be construed as earnings and the time and form of payment of such Dividend Equivalents shall be treated separately from the time and form of payment of the underlying Award. Notwithstanding any other provision of the Plan to the contrary, with respect to any Award that constitutes a “nonqualified deferred compensation plan” within the meaning of Section 409A of the Code, any payments (whether in cash, shares of Common Stock or other property) to be made with respect to the Award that become payable on account of the Participant’s separation from service, within the meaning of Section 409A of the Code, while the Participant is a “specified employee” (as determined in accordance with the uniform policy adopted by the Administrator with respect to all of the arrangements subject to Section 409A of the Code maintained by Liquidia Corporation and its Affiliates) and which would otherwise be paid within six months after the Participant’s separation from service shall be accumulated (without interest) and paid on the first day of the seventh month following the Participant’s separation from service or, if earlier, within 15 days after the appointment of the

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personal representative or executor of the Participant’s estate following the Participant’s death. Notwithstanding anything in the Plan or an Award Agreement to the contrary, in no event shall the Administrator exercise its discretion to accelerate the payment or settlement of an Award where such payment or settlement constitutes deferred compensation within the meaning of Code section 409A unless, and solely to the extent that, such accelerated payment or settlement is permissible under Treasury Regulation section 1.409A-3(j)(4).
15.
Plan Duration; Amendment and Discontinuance.

(a)   Plan Duration.   The Plan shall remain in effect, subject to the right of the Board or the Compensation Committee to amend or terminate the Plan at any time, until the earlier of (a) the earliest date as of which all Awards granted under the Plan have been satisfied in full or terminated and no shares of Common Stock approved for issuance under the Plan remain available to be granted under new Awards or (b) June 27, 2030. No Awards shall be granted under the Plan after such termination date. Subject to other applicable provisions of the Plan, all Awards made under the Plan on or before June 27, 2030 or such earlier termination of the Plan, shall remain in effect until such Awards have been satisfied or terminated in accordance with the Plan and the terms of such Awards.
(b)   Amendment and Discontinuance of the Plan.   The Board or the Compensation Committee may amend, alter or discontinue the Plan, but no amendment, alteration or discontinuation shall be made which would materially impair the rights of a Participant with respect to a previously granted Award without such Participant’s consent, except such an amendment made to comply with applicable law or rule of any securities exchange or market on which the Common Stock is listed or admitted for trading or to prevent adverse tax or accounting consequences to Liquidia Corporation or the Participant. Notwithstanding the foregoing, no such amendment shall be made without the approval of Liquidia Corporation’ stockholders to the extent such amendment would (A) materially increase the benefits accruing to Participants under the Plan, (B) materially increase the number of shares of Common Stock which may be issued under the Plan or to a Participant, (C) materially expand the eligibility for participation in the Plan, (D) eliminate or modify the prohibition set forth in Section 7(e) on repricing of stock options and stock appreciation rights, (E) lengthen the maximum term or lower the minimum exercise price or base price permitted for stock options and stock appreciation rights, or (F) modify the prohibition on the issuance of reload or replenishment options. Except as otherwise determined by the Board or Compensation Committee, termination of the Plan shall not affect the Administrator’s ability to exercise the powers granted to it hereunder with respect to Awards granted under the Plan prior to the date of such termination.
(c)   Amendment of Awards.   Subject to Section 7(e), the Administrator may unilaterally amend the terms of any Award theretofore granted, but no such amendment shall materially impair the rights of any Participant with respect to an Award without the Participant’s consent, except such an amendment made to cause the Plan or Award to comply with applicable law, applicable rule of any securities exchange on which the Common Stock is listed or admitted for trading, or to prevent adverse tax or accounting consequences for the Participant or the Company or any of its Affiliates. For purposes of the foregoing sentence, an amendment to an Award that results in a change in the tax consequences of the Award to the Participant shall not be considered to be a material impairment of the rights of the Participant and shall not require the Participant’s consent.
16.
General Provisions.

(a)   Non-Guarantee of Employment or Service.   Nothing in the Plan or in any Award Agreement thereunder shall confer any right on an individual to continue in the service of Liquidia Corporation or any Affiliate or shall interfere in any way with the right of Liquidia Corporation or any Affiliate to terminate such service at any time with or without cause or notice and whether or not such termination results in (i) the failure of any Award to vest or become payable; (ii) the forfeiture of any unvested or vested portion of any Award; and/or (iii) any other adverse effect on the individual’s interests under any Award or the Plan. No person, even though deemed an Eligible Individual, shall have a right to be selected as a Participant, or, having been so selected, to be selected again as a Participant. To the extent that an Eligible Individual who is an employee of a Subsidiary receives an Award under the Plan, that Award shall in no event be understood or interpreted to mean that Liquidia Corporation is the Participant’s employer or that the Participant has an employment relationship with Liquidia Corporation.

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(b)   No Trust or Fund Created.   Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between Liquidia Corporation and a Participant or any other person. To the extent that any Participant or other person acquires a right to receive payments from Liquidia Corporation pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of Liquidia Corporation.
(c)   Status of Awards.   Awards shall be special incentive payments to the Participant and shall not be taken into account in computing the amount of salary or compensation of the Participant for purposes of determining any pension, retirement, death, severance or other benefit under (a) any pension, retirement, profit-sharing, bonus, insurance, severance or other employee benefit plan of Liquidia Corporation or any Affiliate now or hereafter in effect under which the availability or amount of benefits is related to the level of compensation or (b) any agreement between (i) Liquidia Corporation or any Affiliate and (ii) the Participant, except as such plan or agreement shall otherwise expressly provide.
(d)   Subsidiary Employees.   In the case of a grant of an Award to an Eligible Individual who provides services to any Subsidiary, Liquidia Corporation may, if the Administrator so directs, issue or transfer the shares of Common Stock, if any, covered by the Award to the Subsidiary, for such lawful consideration as the Administrator may specify, upon the condition or understanding that the Subsidiary will transfer the shares of Common Stock to the Eligible Individual in accordance with the terms of the Award specified by the Administrator pursuant to the provisions of the Plan. All shares of Common Stock underlying Awards that are forfeited or canceled after such issue or transfer of shares to the Subsidiary shall revert to Liquidia Corporation.
(e)   Governing Law and Interpretation.   The validity, construction and effect of the Plan, of Award Agreements entered into pursuant to the Plan, and of any rules, regulations, determinations or decisions made by the Administrator relating to the Plan or such Award Agreements, and the rights of any and all persons having or claiming to have any interest therein or thereunder, shall be determined exclusively in accordance with applicable United States federal laws and the laws of the State of Delaware, without regard to its conflict of laws principles. The captions of the Plan are not part of the provisions hereof and shall have no force or effect. Except where the context otherwise requires: (i) the singular includes the plural and vice versa; (ii) a reference to one gender includes other genders; (iii) a reference to a person includes a natural person, partnership, corporation, association, governmental or local authority or agency or other entity; and (iv) a reference to a statute, ordinance, code or other law includes regulations and other instruments under it and consolidations, amendments, re-enactments or replacements of any of them.
(f)   Use of English Language.   The Plan, each Award Agreement, and all other documents, notices and legal proceedings entered into, given or instituted pursuant to an Award shall be written in English, unless otherwise determined by the Administrator. If a Participant receives an Award Agreement, a copy of the Plan or any other documents related to an Award translated into a language other than English, and if the meaning of the translated version is different from the English version, the English version shall control.
(g)   Recovery of Amounts Paid.   Except as otherwise provided by the Administrator, Awards granted under the Plan shall be subject to any and all policies, guidelines, codes of conduct, or other agreement or arrangement adopted by the Board or Compensation Committee with respect to the recoupment, recovery or clawback of compensation (collectively, the “Recoupment Policy”) and/or to any provisions set forth in the applicable Award Agreement under which Liquidia Corporation may recover from current and former Participants any amounts paid or shares of Common Stock issued under an Award and any proceeds therefrom under such circumstances as the Administrator determines appropriate. The Administrator may apply the Recoupment Policy to Awards granted before the policy is adopted to the extent required by applicable law or rule of any securities exchange or market on which shares of Common Stock are listed or admitted for trading, as determined by the Administrator in its sole discretion.
17.
Glossary.

Under this Plan, except where the context otherwise indicates, the following definitions apply:
“Administrator” means the Compensation Committee, or such other committee(s) of director(s) duly appointed by the Board or the Compensation Committee to administer the Plan or delegated limited authority to perform administrative actions under the Plan, and having such powers as shall be specified by the Board or

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the Compensation Committee; provided, however, that at any time the Board may serve as the Administrator in lieu of or in addition to the Compensation Committee or such other committee(s) of director(s) to whom administrative authority has been delegated. With respect to any Award to which Section 16 of the Exchange Act applies, the Administrator shall consist of either the Board or a committee of the Board, which committee shall consist of three or more directors, each of whom is intended to be, to the extent required by Rule 16b-3 of the Exchange Act, a “non-employee director” as defined in Rule 16b-3 of the Exchange Act and an “independent director” to the extent required by the rules of the national securities exchange that is the principal trading market for the Common Stock, provided that, with respect to Awards made to a member of the Board who is not an employee of the Company, Administrator means the Board. Any member of the Administrator who does not meet the foregoing requirements shall abstain from any decision regarding an Award and shall not be considered a member of the Administrator to the extent required to comply with Rule 16b-3 of the Exchange Act.
“Adoption Date” means the date the Plan is adopted by the Board.
“Affiliate” means any entity, whether now or hereafter existing, which controls, is controlled by, or is under common control with, Liquidia Corporation or any successor to Liquidia Corporation. For this purpose, “control” (including the correlative meanings of the terms “controlled by” and “under common control with”) shall mean ownership, directly or indirectly, of 50% or more of the total combined voting power of all classes of voting securities issued by such entity, or the possession, directly or indirectly, of the power to direct the management and policies of such entity, by contract or otherwise.
“Award” means any stock option, stock appreciation right, stock award, stock unit, Performance Share, Performance Unit, and/or Other Stock-Based Award, whether granted under this Plan.
“Award Agreement” means the written document(s), including an electronic writing acceptable to the Administrator, and any notice, addendum or supplement thereto, memorializing the terms and conditions of an Award granted pursuant to the Plan and which shall incorporate the terms of the Plan.
“Board” means the Board of Directors of Liquidia Corporation.
“Cause” means, with respect to a Participant, except as otherwise provided in the relevant Award Agreement (i) the Participant’s plea of guilty or nolo contendere to, or conviction of, (A) a felony (or its equivalent in a non-United States jurisdiction) or (B) other conduct of a criminal nature that has or is likely to have a material adverse effect on the reputation or standing in the community of Liquidia Corporation, any of its Affiliates or a successor to Liquidia Corporation or an Affiliate, as determined by the Administrator in its sole discretion, or that legally prohibits the Participant from working for Liquidia Corporation, any of its Subsidiaries or a successor to Liquidia Corporation or a Subsidiary; (ii) a breach by the Participant of a regulatory rule that adversely affects the Participant’s ability to perform the Participant’s employment duties to Liquidia Corporation, any of its Subsidiaries or a successor to Liquidia Corporation or a Subsidiary, in any material respect; or (iii) the Participant’s failure, in any material respect, to (A) perform the Participant’s employment duties, (B) comply with the applicable policies of Liquidia Corporation, or of its Subsidiaries, or a successor to Liquidia Corporation or a Subsidiary, or (C) comply with covenants contained in any contract or Award Agreement to which the Participant is a party; provided, however, that the Participant shall be provided a written notice describing in reasonable detail the facts which are considered to give rise to a breach described in this clause and the Participant shall have 30 days following receipt of such written notice (the “Cure Period”) during which the Participant may remedy the condition and, if so remedied, no Cause for Termination of Service shall exist.]
“Change in Control” means the first of the following to occur: (i) a Change in Ownership of Liquidia Corporation, (ii) a Change in Effective Control of Liquidia Corporation, or (iii) a Change in the Ownership of Assets of Liquidia Corporation, as described herein and construed in accordance with Code section 409A.
(i)   A “Change in Ownership of Liquidia Corporation” shall occur on the date that any one Person acquires, or Persons Acting as a Group acquire, ownership of the capital stock of Liquidia Corporation that, together with the stock held by such Person or Group, constitutes more than 50% of the total fair market value or total voting power of the capital stock of Liquidia Corporation. However, if any one Person is, or Persons Acting as a Group are, considered to own more than 50%, on a fully diluted basis, of the total fair market value or total voting power of the capital stock of Liquidia Corporation, the acquisition of additional

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stock by the same Person or Persons Acting as a Group is not considered to cause a Change in Ownership of Liquidia Corporation or to cause a Change in Effective Control of Liquidia Corporation (as described below). An increase in the percentage of capital stock owned by any one Person, or Persons Acting as a Group, as a result of a transaction in which Liquidia Corporation acquires its stock in exchange for property will be treated as an acquisition of stock.
(ii)   A “Change in Effective Control of Liquidia Corporation” shall occur on the date either (A) a majority of members of Liquidia Corporation’ Board is replaced during any 12-month period by directors whose appointment or election is not endorsed by a majority of the members of Liquidia Corporation’ Board before the date of the appointment or election, or (B) any one Person, or Persons Acting as a Group, acquires (or has acquired during the 12-month period ending on the date of the most recent acquisition by such Person or Persons) ownership of stock of Liquidia Corporation possessing 50% or more of the total voting power of the stock of Liquidia Corporation.
(iii)   A “Change in the Ownership of Assets of Liquidia Corporation” shall occur on the date that any one Person acquires, or Persons Acting as a Group acquire (or has or have acquired during the 12-month period ending on the date of the most recent acquisition by such Person or Persons), assets from Liquidia Corporation that have a total gross fair market value equal to or more than 50% of the total gross fair market value of all of the assets of Liquidia Corporation immediately before such acquisition or acquisitions. For this purpose, gross fair market value means the value of the assets of Liquidia Corporation, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets.
The following rules of construction apply in interpreting the definition of Change in Control:
(A)   A “Person” means any individual, entity or group within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended, other than employee benefit plans sponsored or maintained by Liquidia Corporation and by entities controlled by Liquidia Corporation or an underwriter, initial purchaser or placement agent temporarily holding the capital stock of Liquidia Corporation pursuant to a registered public offering.
(B)   Persons will be considered to be Persons Acting as a Group (or Group) if they are owners of a corporation that enters into a merger, consolidation, purchase or acquisition of stock, or similar business transaction with the corporation. If a Person owns stock in both corporations that enter into a merger, consolidation, purchase or acquisition of stock, or similar transaction, such shareholder is considered to be acting as a Group with other shareholders only with respect to the ownership in that corporation before the transaction giving rise to the change and not with respect to the ownership interest in the other corporation. Persons will not be considered to be acting as a Group solely because they purchase assets of the same corporation at the same time or purchase or own stock of the same corporation at the same time, or as a result of the same public offering.
(C)   A Change in Control shall not include a transfer to a related person as described in Code section 409A or a public offering of capital stock of Liquidia Corporation.
(D)   For purposes of the definition of Change in Control, Section 318(a) of the Code applies to determine stock ownership. Stock underlying a vested option is considered owned by the individual who holds the vested option (and the stock underlying an unvested option is not considered owned by the individual who holds the unvested option). For purposes of the preceding sentence, however, if a vested option is exercisable for stock that is not substantially vested (as defined by Treasury Regulation §1.83-3(b) and (j)), the stock underlying the option is not treated as owned by the individual who holds the option.
“Code” means the Internal Revenue Code of 1986, as amended from time to time, and any successor thereto, the Treasury Regulations thereunder and other relevant interpretive guidance issued by the Internal Revenue Service or the Treasury Department. Reference to any specific section of the Code shall be deemed to include such regulations and guidance, as well as any successor section, regulations and guidance.
“Common Stock” means shares of common stock of Liquidia Corporation, par value $0.001 per share, and any capital securities into which they are converted.

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“Company” means Liquidia Corporation and its Subsidiaries, except where the context otherwise requires. For purposes of determining whether a Change in Control has occurred, Company shall mean only Liquidia Corporation.
“Compensation Committee” means the Compensation Committee of the Board.
“Director Limits” shall have the meaning ascribed to it in Section 5(e) of the Plan.
“Dividend Equivalent” means a right, granted to a Participant, to receive cash, Common Stock, stock Units or other property equal in value to dividends paid with respect to a specified number of shares of Common Stock.
“Eligible Individuals” means (i) officers and employees of, and other individuals, including non-employee directors, who are natural persons providing bona fide services to or for, Liquidia Corporation or any of its Subsidiaries, provided that such services are not in connection with the offer or sale of securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for Liquidia Corporation’ securities, and (ii) prospective officers, employees and service providers who have accepted offers of employment or other service relationship from Liquidia Corporation or a Subsidiary.
“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, and any successor thereto. Reference to any specific section of the Exchange Act shall be deemed to include such regulations and guidance issued thereunder, as well as any successor section, regulations and guidance.
“Fair Market Value” means, on a per share basis as of any date, unless otherwise determined by the Administrator:
(i)   if the principal market for the Common Stock (as determined by the Administrator if the Common Stock is listed or admitted to trading on more than one exchange or market) is a national securities exchange or an established securities market, unless otherwise determined by the Administrator, the official closing price per share of Common Stock for the regular market session on that date on the principal exchange or market on which the Common Stock is then listed or admitted to trading or, if no sale is reported for that date, on the last preceding day on which a sale was reported, all as reported by such source as the Administrator may select;
(ii)   if the principal market for the Common Stock is not a national securities exchange or an established securities market, but the Common Stock is quoted by a national quotation system, the average of the highest bid and lowest asked prices for the Common Stock on that date as reported on a national quotation system or, if no prices are reported for that date, on the last preceding day on which prices were reported, all as reported by such source as the Administrator may select; or
(iii)   if the Common Stock is neither listed or admitted to trading on a national securities exchange or an established securities market, nor quoted by a national quotation system, the value determined by the Administrator in good faith by the reasonable application of a reasonable valuation method, which method may, but need not, include taking into account an appraisal of the fair market value of the Common Stock conducted by a nationally recognized appraisal firm selected by the Administrator.
Notwithstanding the preceding, for foreign, federal, state and local income tax reporting purposes and for such other purposes as the Administrator deems appropriate, the Fair Market Value shall be determined by the Administrator in accordance with uniform and nondiscriminatory standards adopted by it from time to time.
“Full Value Award” means an Award that results in Liquidia Corporation transferring the full value of a share of Common Stock under the Award, whether or not an actual share of stock is issued. Full Value Awards shall include, but are not limited to, stock awards, stock units, Performance Shares, Performance Units that are payable in Common Stock, and Other Stock-Based Awards for which Li quidia Corporation transfers the full value of a share of Common Stock under the Award, but shall not include Dividend Equivalents.
“Incentive Stock Option” means any stock option that is designated, in the applicable Award Agreement or the resolutions of the Administrator under which the stock option is granted, as an “incentive stock option”

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within the meaning of Section 422 of the Code and otherwise meets the requirements to be an “incentive stock option” set forth in Section 422 of the Code.
“Liquidia Corporation” means Liquidia Corporation, a Delaware corporation.
“Non-Employee Director” means a member of the Board who is not an employee of Liquidia Corporation or any of its Affiliates.
“Nonqualified Option” means any stock option that is not an Incentive Stock Option.
“Other Stock-Based Award” means an Award of Common Stock or any other Award that is valued in whole or in part by reference to, or is otherwise based upon, shares of Common Stock, including without limitation Dividend Equivalents and convertible debentures.
“Participant” means an Eligible Individual to whom one or more Awards are or have been granted pursuant to the Plan and have not been fully settled or cancelled and, following the death of any such person, his successors, heirs, executors and administrators, as the case may be.
“Performance Award” means a Full Value Award, the grant, vesting, lapse of restrictions or settlement of which is conditioned upon the achievement of performance objectives over a specified Performance Period and includes, without limitation, Performance Shares and Performance Units.
“Performance Goals” means the performance goals established by the Administrator in connection with the grant of Awards based on Performance Metrics or other performance criteria selected by the Administrator.
“Performance Period” means that period established by the Administrator during which any Performance Goals specified by the Administrator with respect to such Award are to be measured.
“Performance Metrics” means criteria established by the Administrator relating to any of the following, as it may apply to an individual, one or more business units, divisions, or Affiliates, or on a company-wide basis, and in absolute terms, relative to a base period, or relative to the performance of one or more comparable companies, peer groups, or an index covering multiple companies:
(i)   Earnings or Profitability Metrics:   any derivative of revenue; earnings/loss (gross, operating, net, or adjusted); earnings/loss before interest and taxes (“EBIT”); earnings/loss before interest, taxes, depreciation and amortization (“EBITDA”); profit margins; operating margins; expense levels or ratios; provided that any of the foregoing metrics may be adjusted to eliminate the effect of any one or more of the following: interest expense, asset impairments or investment losses, early extinguishment of debt or stock-based compensation expense;
(ii)   Return Metrics:   any derivative of return on investment, assets, equity or capital (total or invested);
(iii)   Investment Metrics:   relative risk-adjusted investment performance; investment performance of assets under management;
(iv)   Cash Flow Metrics:   any derivative of operating cash flow; cash flow sufficient to achieve financial ratios or a specified cash balance; free cash flow; cash flow return on capital; net cash provided by operating activities; cash flow per share; working capital;
(v)   Liquidity Metrics:   any derivative of debt leverage (including debt to capital, net debt-to-capital, debt-to-EBITDA or other liquidity ratios); and/or
(vi)   Stock Price and Equity Metrics:   any derivative of return on stockholders’ equity; total stockholder return; stock price; stock price appreciation; market capitalization; earnings/loss per share (basic or diluted) (before or after taxes).
“Performance Shares” means a grant of stock or stock Units the issuance, vesting or payment of which is contingent on performance as measured against predetermined objectives over a specified Performance Period.

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“Performance Units” means a grant of dollar-denominated Units the value, vesting or payment of which is contingent on performance against predetermined objectives over a specified Performance Period.
“Plan” means this Liquidia Corporation 2020 Long-Term Incentive Plan, as set forth herein and as it may be amended from time to time.
“Restricted Stock” means an Award of shares of Common Stock to a Participant that may be subject to certain transferability and other restrictions and to a risk of forfeiture (including by reason of not satisfying certain Performance Goals).
“Restricted Stock Unit” means a right granted to a Participant to receive shares of Common Stock or cash at the end of a specified deferral period, which right may be conditioned on the satisfaction of certain requirements (including the satisfaction of certain Performance Goals).
“Restriction Period” means, with respect to Full Value Awards, the period commencing on the date of grant of such Award to which vesting or transferability and other restrictions and a risk of forfeiture apply and ending upon the expiration of the applicable vesting conditions, transferability and other restrictions and lapse of risk of forfeiture and/or the achievement of the applicable Performance Goals (it being understood that the Administrator may provide that vesting shall occur and/or restrictions shall lapse with respect to portions of the applicable Award during the Restriction Period.
“Subsidiary” means any corporation or other entity in an unbroken chain of corporations or other entities beginning with Liquidia Corporation if each of the corporations or other entities, or group of commonly controlled corporations or other entities, other than the last corporation or other entity in the unbroken chain then owns stock or other equity interests possessing 50% or more of the total combined voting power of all classes of stock or other equity interests in one of the other corporations or other entities in such chain or otherwise has the power to direct the management and policies of the entity by contract or by means of appointing a majority of the members of the board or other body that controls the affairs of the entity; provided, however, that solely for purposes of determining whether a Participant has a Termination of Service that is a “separation from service” within the meaning of Section 409A of the Code or whether an Eligible Individual is eligible to be granted an Award that in the hands of such Eligible Individual would constitute a “nonqualified deferred compensation plan” within the meaning of Section 409A of the Code , a “Subsidiary” of a corporation or other entity means all other entities with which such corporation or other entity would be considered a single employer under Sections 414(b) or 414(c) of the Code.
“Tax Withholding Obligation” means any federal, state, local or foreign (non-United States) income, employment or other tax or social insurance contribution required by applicable law to be withheld in respect of Awards.
“Termination of Service” means the termination of the Participant’s employment, or performance of services for, Liquidia Corporation and its Subsidiaries. Temporary absences from employment because of illness, vacation or leave of absence and transfers among Liquidia Corporation and its Subsidiaries shall not be considered Terminations of Service. With respect to any Award that constitutes a “nonqualified deferred compensation plan” within the meaning of Section 409A of the Code, “Termination of Service” shall mean a “separation from service” as defined under Section 409A of the Code to the extent required by Section 409A of the Code to avoid the imposition of any tax or interest or the inclusion of any amount in income pursuant to Section 409A of the Code. A Participant has a separation from service within the meaning of Section 409A of the Code if the Participant terminates employment with Liquidia Corporation and all Subsidiaries for any reason. A Participant will generally be treated as having terminated employment with Liquidia Corporation and all Subsidiaries as of a certain date if the Participant and the entity that employs the Participant reasonably anticipate that the Participant will perform no further services for Liquidia Corporation or any Subsidiary after such date or that the level of bona fide services that the Participant will perform after such date (whether as an employee or an independent contractor) will permanently decrease to no more than 20 percent (20%) of the average level of bona fide services performed (whether as an employee or an independent contractor) over the immediately preceding 36-month period (or the full period of services if the Participant has been providing services for fewer than 36 months); provided, however, that the employment relationship is treated as continuing while the Participant is on military leave, sick leave or other bona fide leave of absence if the period of leave does not exceed six months or, if longer, so long as the Participant retains the right to reemployment with Liquidia Corporation or any Subsidiary.

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“Total and Permanent Disability” means, with respect to a Participant, except as otherwise provided in the relevant Award Agreement, that a Participant is (i) unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to last until the Participant’s death or result in death, or (ii) determined to be totally disabled by the Social Security Administration or other governmental or quasi-governmental body that administers a comparable social insurance program outside of the United States in which the Participant participates and which conditions the right to receive benefits under such program on the Participant being unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to last until the Participant’s death or result in death. The Administrator shall have sole authority to determine whether a Participant has suffered a Total and Permanent Disability and may require such medical or other evidence as it deems necessary to judge the nature and permanency of the Participant’s condition.
“Unit” means a bookkeeping entry used by Liquidia Corporation to record and account for the grant of the following types of Awards until such time as the Award is paid, cancelled, forfeited or terminated, as the case may be: stock units, Restricted Stock Units, Performance Units, and Performance Shares that are expressed in terms of units of Common Stock.
[end of document]

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LIQUIDIA CORPORATION
RESTRICTED STOCK UNITS NOTICE
UNDER THE
LIQUIDIA CORPORATION
2020 LONG-TERM INCENTIVE PLAN
Name of Grantee:
This Notice evidences the award of restricted stock units (each, an “RSU,” and collectively, the “RSUs”) of LIQUIDIA Corporation, a Delaware corporation (the “Company”), that have been granted to you pursuant to the Liquidia Corporation 2020 Long-Term Incentive Plan (the “Plan”) and conditioned upon your agreement to the terms of the attached Restricted Stock Units Agreement (the “Agreement”). This Notice constitutes part of and is subject to the terms and provisions of the Agreement and the Plan, which are incorporated by reference herein. Each RSU is equivalent in value to one share of the Company’s Common Stock and represents the Company’s commitment to issue one share of the Company’s Common Stock at a future date, subject to the terms of the Agreement and the Plan. The RSUs are credited to a separate account maintained for you on the books and records of the Company (the “Account”). All amounts credited to the Account will continue for all purposes to be part of the general assets of the Company.
Grant Date:
Number of RSUs:
Vesting Schedule:   All of the RSUs are nonvested and forfeitable as of the Grant Date. So long as your Service (as defined in the Agreement) is continuous from the Grant Date through the applicable date upon which vesting is scheduled to occur:
Liquidia Corporation	Date

I acknowledge that I have carefully read the Agreement and the prospectus for the Plan. I agree to be bound by all of the provisions set forth in those documents. I also consent to electronic delivery of all notices or other information with respect to the RSUs or the Company.
Signature of Grantee	Date

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LIQUIDIA CORPORATION
RESTRICTED STOCK UNITS AGREEMENT
UNDER THE
LIQUIDIA CORPORATION
2020 LONG-TERM INCENTIVE PLAN
1.   Terminology.   Unless otherwise provided in this Agreement, capitalized terms used herein are defined in the Glossary at the end of this Agreement.
2.   Vesting.   All of the RSUs are nonvested and forfeitable as of the Grant Date. So long as your Service is continuous from the Grant Date through the applicable date upon which vesting is scheduled to occur, the RSUs will become vested and nonforfeitable in accordance with the vesting schedule set forth in the Notice. Except for the circumstances, if any, described in the Notice, none of the RSUs will become vested and nonforfeitable after your Service ceases.
3.   Termination of Employment or Service.   Unless otherwise provided in the Notice, if your Service with the Company ceases for any reason, all RSUs that are not then vested and nonforfeitable will be forfeited to the Company immediately and automatically upon such cessation without payment of any consideration therefor and you will have no further right, title or interest in or to such RSUs or the underlying shares of Common Stock.
4.   Restrictions on Transfer.   Neither this Agreement nor any of the RSUs may be assigned, transferred, pledged, hypothecated or disposed of in any way, whether by operation of law or otherwise, and the RSUs shall not be subject to execution, attachment or similar process. All rights with respect to this Agreement and the RSUs shall be exercisable during your lifetime only by you or your guardian or legal representative. Notwithstanding the foregoing, the RSUs may be transferred upon your death by last will and testament or under the laws of descent and distribution.
5.   Settlement of RSUs.
(a)   Manner of Settlement.   You are not required to make any monetary payment (other than applicable tax withholding, if required) as a condition to settlement of the RSUs. The Company will issue to you, in settlement of your RSUs and subject to the provisions of Section 6 below, the number of whole shares of Common Stock that equals the number of whole RSUs that become vested, and such vested RSUs will terminate and cease to be outstanding upon such issuance of the shares. Upon issuance of such shares, the Company will determine the form of delivery (e.g., a stock certificate or electronic entry evidencing such shares) and may deliver such shares on your behalf electronically to the Company’s designated stock plan administrator or such other broker-dealer as the Company may choose at its sole discretion, within reason.
(b)   Timing of Settlement.   Your RSUs will be settled by the Company, via the issuance of Common Stock as described herein, on the date that the RSUs become vested and nonforfeitable. However, if a scheduled issuance date falls on a Saturday, Sunday or federal holiday, such issuance date shall instead fall on the next following day that the principal executive offices of the Company are open for business. In all cases, the issuance and delivery of shares under this Agreement is intended to comply with Treasury Regulation 1.409A-1(b)(4) and shall be construed and administered in such a manner.
6.   Tax Withholding.   On or before the time you receive a distribution of the shares subject to your RSUs, or at any time thereafter as requested by the Company, you hereby authorize any required withholding from the Common Stock issuable to you and/or otherwise agree to make adequate provision in cash for any sums required to satisfy the federal, state, local and foreign tax withholding obligations of the Company or any Affiliate which arise in connection with your RSUs (the “Withholding Taxes”). Additionally, the Company may, in its sole discretion, satisfy all or any portion of the Withholding Taxes obligation relating to your RSUs by any of the following means or by a combination of such means: (i) withholding from any compensation otherwise payable to you by the Company; (ii) causing you to tender a cash payment; (iii) permitting you to enter into a “same day sale” commitment with a broker-dealer that is a member of the Financial Industry Regulatory Authority (a “FINRA Dealer”) whereby you irrevocably elect to sell a portion of the shares to be delivered under the Agreement to satisfy the Withholding Taxes and whereby the FINRA Dealer irrevocably

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commits to forward the proceeds necessary to satisfy the Withholding Taxes directly to the Company; or (iv) withholding shares of Common Stock from the shares of Common Stock issued or otherwise issuable to you in connection with the RSUs with a Fair Market Value (measured as of the date shares of Common Stock are issued to you pursuant to Section 5) equal to the amount of such Withholding Taxes; provided, however, that the number of such shares of Common Stock so withheld shall not exceed the amount necessary to satisfy the Company’s required tax withholding obligations using the minimum statutory withholding rates for federal, state, local and foreign tax purposes, including payroll taxes, that are applicable to supplemental taxable income. Unless the tax withholding obligations of the Company and/or any Affiliate are satisfied, the Company shall have no obligation to deliver to you any Common Stock. In the event the Company’s obligation to withhold arises prior to the delivery to you of Common Stock or it is determined after the delivery of Common Stock to you that the amount of the Company’s withholding obligation was greater than the amount withheld by the Company, you agree to indemnify and hold the Company harmless from any failure by the Company to withhold the proper amount.
7.   Adjustments for Corporate Transactions and Other Events.
(a)   Stock Dividend, Stock Split and Reverse Stock Split.   Upon a stock dividend of, or stock split or reverse stock split affecting, the Common Stock, the number of outstanding RSUs shall, without further action of the Administrator, be adjusted to reflect such event; provided, however, that any fractional RSUs resulting from any such adjustment shall be eliminated. Adjustments under this paragraph will be made by the Administrator, whose determination as to what adjustments, if any, will be made and the extent thereof will be final, binding and conclusive.
(b)   Merger, Consolidation and Other Events.   If the Company shall be the surviving or resulting corporation in any merger or consolidation and the Common Stock shall be converted into other securities, the RSUs shall pertain to and apply to the securities to which a holder of the number of shares of Common Stock subject to the RSUs would have been entitled. If the stockholders of the Company receive by reason of any distribution in total or partial liquidation or pursuant to any merger of the Company or acquisition of its assets, securities of another entity or other property (including cash), then the rights of the Company under this Agreement shall inure to the benefit of the Company’s successor, and this Agreement shall apply to the securities or other property (including cash) to which a holder of the number of shares of Common Stock subject to the RSUs would have been entitled, in the same manner and to the same extent as the RSUs.
8.   Non-Guarantee of Employment or Service Relationship.   Nothing in the Plan or this Agreement shall alter your at-will or other employment status or other service relationship with the Company, nor be construed as a contract of employment or service relationship between the Company and you, or as a contractual right of you to continue in the employ of, or in a service relationship with, the Company for any period of time, or as a limitation of the right of the Company to discharge you at any time with or without cause or notice and whether or not such discharge results in the forfeiture of any nonvested and forfeitable RSUs or any other adverse effect on your interests under the Plan.
9.   Rights as Stockholder.   You shall not have any of the rights of a stockholder with respect to any shares of Common Stock that may be issued in settlement of the RSUs until such shares of Common Stock have been issued to you.
10.   The Company’s Rights.   The existence of the RSUs shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations, or other changes in the Company’s capital structure or its business, or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or other stocks with preference ahead of or convertible into, or otherwise affecting the Common Stock or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of the Company’s assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.
11.   Restrictions on Issuance of Shares.   The issuance of shares of Common Stock upon settlement of the RSUs shall be subject to and in compliance with all applicable requirements of federal, state, or foreign law with respect to such securities. No shares of Common Stock may be issued hereunder if the issuance of such shares would constitute a violation of any applicable federal, state, or foreign securities laws or other law or

24

regulations or the requirements of any stock exchange or market system upon which the Common Stock may then be listed. The inability of the Company to obtain from any regulatory body having jurisdiction the authority, if any, deemed by the Company’s legal counsel to be necessary to the lawful issuance of any shares subject to the RSUs shall relieve the Company of any liability in respect of the failure to issue such shares as to which such requisite authority shall not have been obtained. As a condition to the settlement of the RSUs, the Company may require you to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law or regulation, and to make any representation or warranty with respect thereto as may be requested by the Company.
12.   Notices.   All notices and other communications made or given pursuant to this Agreement shall be given in writing and shall be deemed effectively given upon receipt or, in the case of notices delivered by the Company to you, five (5) days after deposit in the United States mail, postage prepaid, addressed to you at the last address you provided to the Company, or in the case of notices delivered to the Company by you, addressed to the Administrator, care of the Company for the attention of its Secretary at its principal executive office or, in either case, if the receiving party consents in advance, transmitted and received via telecopy or via such other electronic transmission mechanism as may be available to the parties. Notwithstanding the foregoing, the Company may, in its sole discretion, decide to deliver any documents related to participation in the Plan and this award of RSUs by electronic means or to request your consent to participate in the Plan or accept this award of RSUs by electronic means. You hereby consent to receive such documents by electronic delivery and, if requested, to agree to participate in the Plan through an on-line or electronic system established and maintained by the Company or another third party designated by the Company.
13.   Entire Agreement. This Agreement, together with the relevant Notice and the Plan, contain the entire agreement between the parties with respect to the RSUs granted hereunder. Any oral or written agreements, representations, warranties, written inducements, or other communications made prior to the execution of this Agreement with respect to the RSUs granted hereunder shall be void and ineffective for all purposes.
14.   Amendment.   This Agreement may be amended from time to time by the Administrator in its discretion; provided, however, that this Agreement may not be modified in a manner that would have a materially adverse effect on the RSUs as determined in the discretion of the Administrator, except as provided in the Plan or in a written document signed by each of the parties hereto.
15.   409A Savings Clause.   This Agreement and the RSUs granted hereunder are intended to fit within the “short-term deferral” exemption from Section 409A of the Code as set forth in Treasury Regulation Section 1.409A-1(b) (4). In administering this Agreement, the Company shall interpret this Agreement in a manner consistent with such exemption. Notwithstanding the foregoing, if it is determined that the RSUs fail to satisfy the requirements of the short-term deferral rule and are otherwise deferred compensation subject to Section 409A, and if you are a “Specified Employee” (within the meaning set forth Section 409A(a)(2)(B)(i) of the Code) as of the date of your separation from service (within the meaning of Treasury Regulation Section 1.409A-1(h)), then the issuance of any shares that would otherwise be made upon the date of the separation from service or within the first six (6) months thereafter will not be made on the originally scheduled date(s) and will instead be issued in a lump sum on the date that is six (6) months and one day after the date of the separation from service, but if and only if such delay in the issuance of the shares is necessary to avoid the imposition of additional taxation on you in respect of the shares under Section 409A of the Code. Each installment of shares that vests is intended to constitute a “separate payment” for purposes of Section 409A of the Code and Treasury Regulation Section 1.409A-2(b)(2).
16.   No Obligation to Minimize Taxes.   The Company has no duty or obligation to minimize the tax consequences to you of this award of RSUs and shall not be liable to you for any adverse tax consequences to you arising in connection with this award. You are hereby advised to consult with your own personal tax, financial and/or legal advisors regarding the tax consequences of this award and by signing the Notice, you have agreed that you have done so or knowingly and voluntarily declined to do so.
17.   Conformity with Plan.   This Agreement is intended to conform in all respects with, and is subject to all applicable provisions of, the Plan. Inconsistencies between this Agreement and the Plan shall be resolved in accordance with the terms of the Plan. In the event of any ambiguity in this Agreement or any matters as to which this Agreement is silent, the Plan shall govern. A copy of the Plan is available upon request to the Administrator.

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18.   No Funding.   This Agreement constitutes an unfunded and unsecured promise by the Company to issue shares of Common Stock in the future in accordance with its terms. You have the status of a general unsecured creditor of the Company as a result of receiving the grant of RSUs.
19.   Effect on Other Employee Benefit Plans.   The value of the RSUs subject to this Agreement shall not be included as compensation, earnings, salaries, or other similar terms used when calculating your benefits under any employee benefit plan sponsored by the Company or any Affiliate, except as such plan otherwise expressly provides. The Company expressly reserves its rights to amend, modify, or terminate any of the Company’s or any Affiliate’s employee benefit plans.
20.   Governing Law.   The validity, construction and effect of this Agreement, and of any determinations or decisions made by the Administrator relating to this Agreement, and the rights of any and all persons having or claiming to have any interest under this Agreement, shall be determined exclusively in accordance with the laws of the State of Delaware, without regard to its provisions concerning the applicability of laws of other jurisdictions. As a condition of this Agreement, you agree that you will not bring any action arising under, as a result of, pursuant to or relating to, this Agreement in any court other than a federal or state court in the districts which include Delaware, and you hereby agree and submit to the personal jurisdiction of any federal court located in the district which includes Delaware or any state court in the district which includes Delaware. You further agree that you will not deny or attempt to defeat such personal jurisdiction or object to venue by motion or other request for leave from any such court.
21.   Resolution of Disputes.   Any dispute or disagreement which shall arise under, or as a result of, or pursuant to or relating to, this Agreement shall be determined by the Administrator in good faith in its absolute and uncontrolled discretion, and any such determination or any other determination by the Administrator under or pursuant to this Agreement and any interpretation by the Administrator of the terms of this Agreement, will be final, binding and conclusive on all persons affected thereby. You agree that before you may bring any legal action arising under, as a result of, pursuant to or relating to, this Agreement you will first exhaust your administrative remedies before the Administrator. You further agree that in the event that the Administrator does not resolve any dispute or disagreement arising under, as a result of, pursuant to or relating to, this Agreement to your satisfaction, no legal action may be commenced or maintained relating to this Agreement more than twenty-four (24) months after the Administrator’s decision.
22.   Headings.   The headings in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement.
23.   Electronic Delivery of Documents.   By your signing the Notice, you (i) consent to the electronic delivery of this Agreement, all information with respect to the Plan and the RSUs, and any reports of the Company provided generally to the Company’s stockholders; (ii) acknowledge that you may receive from the Company a paper copy of any documents delivered electronically at no cost to you by contacting the Company by telephone or in writing; (iii) further acknowledge that you may revoke your consent to the electronic delivery of documents at any time by notifying the Company of such revoked consent by telephone, postal service or electronic mail; and (iv) further acknowledge that you understand that you are not required to consent to electronic delivery of documents.
24.   No Future Entitlement.   By your signing the Notice, you acknowledge and agree that: (i) the grant of a restricted stock unit award is a one-time benefit which does not create any contractual or other right to receive future grants of restricted stock units, or compensation in lieu of restricted stock units, even if restricted stock units have been granted repeatedly in the past; (ii) all determinations with respect to any such future grants and the terms thereof will be at the sole discretion of the Committee; (iii) the value of the restricted stock units is an extraordinary item of compensation which is outside the scope of your employment contract, if any; (iv) the value of the restricted stock units is not part of normal or expected compensation or salary for any purpose, including, but not limited to, calculating any termination, severance, resignation, redundancy, end of service payments or similar payments, or bonuses, long-service awards, pension or retirement benefits; (v) the vesting of the restricted stock units ceases upon termination of Service with the Company or transfer of employment from the Company, or other cessation of eligibility for any reason, except as may otherwise be explicitly provided in this Agreement; (vi) the Company does not guarantee any future value of the restricted stock units; and (vii) no claim or entitlement to compensation or damages arises if the restricted stock units decrease or do not increase in value and you irrevocably release the Company from any such claim that does arise.

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25.   Personal Data.   For purposes of the implementation, administration and management of the restricted stock units or the effectuation of any acquisition, equity or debt financing, joint venture, merger, reorganization, consolidation, recapitalization, business combination, liquidation, dissolution, share exchange, sale of stock, sale of material assets or other similar corporate transaction involving the Company (a “Corporate Transaction”), you consent, by execution of the Notice, to the collection, receipt, use, retention and transfer, in electronic or other form, of your personal data by and among the Company and its third party vendors or any potential party to a potential Corporate Transaction. You understand that personal data (including but not limited to, name, home address, telephone number, employee number, employment status, social security number, tax identification number, date of birth, nationality, job and payroll location, data for tax withholding purposes and shares awarded, cancelled, vested and unvested) may be transferred to third parties assisting in the implementation, administration and management of the restricted stock units or the effectuation of a Corporate Transaction and you expressly authorize such transfer as well as the retention, use, and the subsequent transfer of the data by the recipient(s).You understand that these recipients may be located in your country or elsewhere, and that the recipient’s country may have different data privacy laws and protections than your country. You understand that data will be held only as long as is necessary to implement, administer and manage the restricted stock units or effect a Corporate Transaction. You understand that you may, at any time, request a list with the names and addresses of any potential recipients of the personal data, view data, request additional information about the storage and processing of data, require any necessary amendments to data or refuse or withdraw the consents herein, in any case without cost, by contacting in writing the Company’s Secretary. You understand, however, that refusing or withdrawing your consent may affect your ability to accept a restricted stock unit award.
[Glossary begins on next page]

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GLOSSARY
(a)   “Administrator” means the Board of Directors of Liquida Corporation or such committee or committees appointed by the Board to administer the Plan.
(b)   “Affiliate” shall have the meaning set forth in the Plan.
(c)   “Agreement” means this document, as amended from time to time, together with the Plan which is incorporated herein by reference.
(d)   “Change in Control” shall have the meaning set forth in the Plan.
(e)   “Code” means the Internal Revenue Code of 1986, as amended, and the Treasury regulations and other guidance promulgated thereunder.
(f)   “Common Stock” means the common stock, US$0.001 par value per share, of Liquidia Corporation.
(g)   “Company” means Liquidia Corporation and its Affiliates, except where the context otherwise requires. For purposes of determining whether a Change in Control has occurred, Company shall mean only Liquidia Technologies, Inc.
(h)   “Fair Market Value” has the meaning set forth in the Plan.
(i)   “Grant Date” means the effective date of a grant of RSUs made to you as set forth in the relevant Notice.
(j)   “Notice” means the statement, letter or other written notification provided to you by the Company setting forth the terms of a grant of RSUs made to you.
(k)   “Plan” means the Liquidia Corporation 2020 Long-Term Incentive Plan, as amended from time to time.
(l)   “RSU” means the Company’s commitment to issue one share of Common Stock at a future date, subject to the terms of the Agreement and the Plan.
(m)   “Service” means your employment, service as a non-executive director, or other service relationship with the Company and its Affiliates. Your Service will be considered to have ceased with the Company and its Affiliates if, immediately after a sale, merger, or other corporate transaction, the trade, business, or entity with which you are employed or otherwise have a service relationship is not Liquida Corporation or its successor or an Affiliate of Liquidia Corporation or its successor.
(n)   “You” or “Your” means the recipient of the RSUs as reflected on the applicable Notice. Whenever the word “you” or “your” is used in any provision of this Agreement under circumstances where the provision should logically be construed, as determined by the Administrator, to apply to the estate, personal representative, or beneficiary to whom the RSUs may be transferred by will or by the laws of descent and distribution, the words “you” and “your” shall be deemed to include such person.
[End of Agreement]

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Grant No.:
LIQUIDIA CORPORATION
INCENTIVE STOCK OPTION NOTICE
This Notice evidences the award of stock options (each, an “Option” or collectively, the “Options”) that have been granted to you, [NAME], subject to and conditioned upon your agreement to the terms of the attached Incentive Stock Option Agreement (the “Agreement”). The Options entitle you to purchase shares of common stock, par value $0.001 per share (“Common Stock”), of Liquidia Corporation, a Delaware corporation (the “Company”), under the Liquidia Corporation 2020 Long-Term Incentive Plan (the “Plan”). The number of shares you may purchase and the exercise price at which you may purchase them are specified below. This Notice constitutes part of and is subject to the terms and provisions of the Agreement and the Plan, which are incorporated by reference herein.
You must return an executed copy of this Notice to the Company within 30 days of the date hereof. If you fail to do so, the Options may be rendered null and void in the Company’s discretion.
Grant Date:   [GRANT DATE]
Number of Options:   [NUMBER] Options, each permitting the purchase of one Share
Exercise Price:   [PRICE] per share
Expiration Date:   The Options expire at 5:00 P.M. Eastern Time on the last business day coincident with or prior to the 10th anniversary of the Grant Date (the “Expiration Date”), unless fully exercised or terminated earlier.
Exercisability Schedule:   Subject to the terms and conditions described in the Agreement, the Options become exercisable in accordance with the schedule below:
LIQUIDIA CORPORATION
By:

Date:

I acknowledge that I have carefully read the attached Agreement and the prospectus for the Plan and agree to be bound by all of the provisions set forth in these documents.
Enclosures: Incentive Stock Option Agreement Prospectus for the 2020 Long-Term Incentive Plan Exercise Form	OPTIONEE

Date:

29

Grant No.:
INCENTIVE STOCK OPTION AGREEMENT
UNDER THE
LIQUIDIA CORPORATION 2020 LONG-TERM INCENTIVE PLAN
1.   Terminology.   Capitalized terms used in this Agreement are defined in the correlating Stock Option Notice and/or the Glossary at the end of the Agreement.
2.   Exercise of Options.
(a)   Exercisability.   The Options will become exercisable in accordance with the Exercisability Schedule set forth in the Stock Option Notice, so long as you are in the Service of the Company from the Grant Date through the applicable exercisability dates. None of the Options will become exercisable after your Service with the Company ceases, unless the Stock Option Notice provides otherwise with respect to exercisability that arises as a result of your cessation of Service.
(b)   Right to Exercise.   You may exercise the Options, to the extent exercisable, at any time on or before 5:00 P.M. Eastern Time on the Expiration Date or the earlier termination of the Options, unless otherwise provided under applicable law. Notwithstanding the foregoing, if at any time the Administrator determines that the delivery of Shares under the Plan or this Agreement is or may be unlawful under the laws of any applicable jurisdiction, or Federal, state or foreign securities laws, the right to exercise the Options or receive Shares pursuant to the Options shall be suspended until the Administrator determines that such delivery is lawful. If at any time the Administrator determines that the delivery of Shares under the Plan or this Agreement is or may violate the rules of the national securities exchange on which the shares are then listed for trade, the right to exercise the Options or receive Shares pursuant to the Options shall be suspended until the Administrator determines that such exercise or delivery would not violate such rules. Section 3 below describes certain limitations on exercise of the Options that apply in the event of your death, Total and Permanent Disability, or termination of Service. The Options may be exercised only in multiples of whole Shares and may not be exercised at any one time as to fewer than one hundred Shares (or such lesser number of Shares as to which the Options are then exercisable). No fractional Shares will be issued under the Options.
(c)   Exercise Procedure.   In order to exercise the Options, you must provide the following items to the Secretary of the Company or his or her delegate before the expiration or termination of the Options:
(i)   notice, in such manner and form as the Administrator may require from time to time, specifying the number of Shares to be purchased under the Options; and
(ii)   full payment of the Exercise Price for the Shares or properly executed, irrevocable instructions, in such manner and form as the Administrator may require from time to time, to effectuate a broker-assisted cashless exercise, each in accordance with Section 2(d) of this Agreement.
An exercise will not be effective until the Secretary of the Company or his or her delegate receives all of the foregoing items, and such exercise otherwise is permitted under and complies with all applicable federal, state and foreign securities laws. Notwithstanding the foregoing, if the Administrator permits payment by means of delivering properly executed, irrevocable instructions, in such manner and form as the Administrator may require from time to time, to effectuate a broker-assisted cashless exercise and such instructions provide for sale of Shares under a limit order rather than at the market, the exercise will not be effective until the earlier of the date the Company receives delivery of cash or cash equivalents in full payment of the Exercise Price or the date the Company receives confirmation from the broker that the sale instruction has been fulfilled, and the exercise will not be effective unless the earlier of such dates occurs on or before termination of the Options.
(d)   Method of Payment.   You may pay the Exercise Price by:
(i)   delivery of cash, certified or cashier’s check, money order or other cash equivalent acceptable to the Administrator in its discretion;

30

(ii)   a broker-assisted cashless exercise in accordance with Regulation T of the Board of Governors of the Federal Reserve System through a brokerage firm designated or approved by the Administrator;
(iii)   subject to such limits as the Administrator may impose from time to time, tender (via actual delivery or attestation) to the Company of other shares of Common Stock of the Company which have a Fair Market Value on the date of tender equal to the Exercise Price;
(iv)   subject to such limits as the Administrator may impose from time to time, net share settlement with respect to any portions of the Options that do not qualify as incentive stock options within the meaning of Code section 422;
(v)   any other method approved by the Administrator; or
(vi)   any combination of the foregoing.
(e)   Issuance of Shares upon Exercise.   The Company shall issue to you the Shares underlying the Options you exercise as soon as practicable after the exercise date, subject to the Company’s receipt of the aggregate exercise price and the requisite withholding taxes, if any. Upon issuance of such Shares, the Company may deliver, subject to the provisions of Section 7 below, such Shares on your behalf electronically to the Company’s designated stock plan administrator or such other broker-dealer as the Company may choose at its sole discretion, within reason, or may retain such Shares in uncertificated book-entry form. Any share certificates delivered will, unless the Shares are registered or an exemption from registration is available under applicable federal and state law, bear a legend restricting transferability of such Shares.
3.   Termination of Service.
(a)   Termination of Unexercisable Options.   If your Service with the Company ceases for any reason, the Options that are then unexercisable will terminate immediately upon such cessation.
(b)   Exercise Period Following Termination of Service.   If your Service with the Company ceases for any reason other than discharge for Cause, the Options that are then exercisable will terminate upon the earliest of:
(i)   the expiration of 90 days following such cessation, if your Service ceases on account of (1) your termination by the Company other than a discharge for Cause, or (2) your voluntary termination other than for Total and Permanent Disability or death;
(ii)   the expiration of 12 months following such cessation, if your Service ceases on account of your Total and Permanent Disability or death;
(iii)   the expiration of 12 months following your death, if your death occurs during the periods described in clauses (i) or (ii) of this Section 3(b), as applicable; or
(iv)   the Expiration Date.
In the event of your death, the exercisable Options may be exercised by your executor, personal representative, or the person(s) to whom the Options are transferred by will or the laws of descent and distribution.
(c)   Misconduct.   The Options will terminate in their entirety, regardless of whether the Options are then exercisable, immediately upon your discharge from Service for Cause, or upon your commission of any of the following acts during the exercise period following your termination of Service: (i) fraud on or misappropriation of any funds or property of the Company, or (ii) your breach of any provision of any employment, non-disclosure, non-competition, non-solicitation, assignment of inventions, or other similar agreement executed by you for the benefit of the Company, as determined by the Administrator, which determination will be conclusive.
(d)   Changes in Status.   If you cease to be a “common law employee” of the Company but you continue to provide bona fide services to the Company following such cessation in a different capacity, including without

31

limitation as a director, consultant or independent contractor, then a termination of Service shall not be deemed to have occurred for purposes of this Section 3 upon such change in capacity. Notwithstanding the foregoing, the Options shall not be treated as incentive stock options within the meaning of Code section 422 with respect to any exercise that occurs more than three months after such cessation of the common law employee relationship (except as otherwise permitted under Code section 421 or 422). In the event that your Service is with a business, trade or entity that, after the Grant Date, ceases for any reason to be part or an Affiliate of the Company, your Service will be deemed to have terminated for purposes of this Section 3 upon such cessation if your Service does not continue uninterrupted immediately thereafter with the Company or an Affiliate of the Company.
4.   Nontransferability of Options.   These Options are nontransferable otherwise than by will or the laws of descent and distribution and during your lifetime, the Options may be exercised only by you or, during the period you are under a legal disability, by your guardian or legal representative. Except as provided above, the Options may not be assigned, transferred, pledged, hypothecated or disposed of in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar process.
5.   Qualified Nature of the Options.
(a)   General Status.   The Options are intended to qualify as incentive stock options within the meaning of Code section 422 (“Incentive Stock Options”), to the fullest extent permitted by Code section 422, and this Agreement shall be so construed. The Company, however, does not warrant any particular tax consequences of the Options. Code section 422 provides limitations, not set forth in this Agreement, respecting the treatment of the Options as Incentive Stock Options. You should consult with your personal tax advisors in this regard.
(b)   Code Section 422(d) Limitation.   Pursuant to Code section 422(d), the aggregate fair market value (determined as of the Grant Date) of shares of Common Stock with respect to which all Incentive Stock Options first become exercisable by you in any calendar year under the Plan or any other plan of the Company (and its parent and subsidiary corporations, within the meaning of Code section 424(e) and (f), as may exist from time to time) may not exceed $100,000 or such other amount as may be permitted from time to time under Code section 422. To the extent that such aggregate fair market value exceeds $100,000 or other applicable amount in any calendar year, such stock options will be treated as nonstatutory stock options with respect to the amount of aggregate fair market value thereof that exceeds the Code section 422(d) limit. For this purpose, the Incentive Stock Options will be taken into account in the order in which they were granted. In such case, the Company may designate the shares of Common Stock that are to be treated as stock acquired pursuant to the exercise of Incentive Stock Options and the shares of Common Stock that are to be treated as stock acquired pursuant to nonstatutory stock options by issuing separate certificates for such shares and identifying the certificates as such in the stock transfer records of the Company.
(c)   Significant Stockholders.   Notwithstanding anything in this Agreement or the Stock Option Notice to the contrary, if you own, directly or indirectly through attribution, stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of any of its subsidiaries (within the meaning of Code section 424(f)) on the Grant Date, then the Exercise Price is the greater of (a) the Exercise Price stated on the Stock Option Notice or (b) 110% of the Fair Market Value of the Common Stock on the Grant Date, and the Expiration Date is the last business day prior to the fifth anniversary of the Grant Date.
(d)   Disqualifying Dispositions.   If you make a disposition (as that term is defined in Code section 424(c)) of any Shares acquired pursuant to the Options within two years of the Grant Date or within one year after the Shares are transferred to you, you must notify the Company of such disposition in writing within 30 days of the disposition. The Administrator may, in its discretion, take reasonable steps to ensure notification of such dispositions, including but not limited to requiring that Shares acquired under the Options be held in an account with a Company-designated broker-dealer until they are sold.
6.   Withholding of Taxes.
(a)   At the time the Options are exercised, in whole or in part, or at any time thereafter as requested by the Company, you hereby authorize withholding from payroll or any other payment of any kind due

32

to you and otherwise agree to make adequate provision for foreign, federal, state and local taxes required by law to be withheld, if any, which arise in connection with the Options (including upon a disqualifying disposition within the meaning of Code section 421(b)). The Company may require you to make a cash payment to cover any withholding tax obligation as a condition of exercise of the Options or issuance of share certificates representing Shares.
(b)   The Administrator may, in its sole discretion, permit you to satisfy, in whole or in part, any withholding tax obligation which may arise in connection with the Options either by electing to have the Company withhold from the Shares to be issued upon exercise that number of Shares, or by electing to deliver to the Company already-owned shares, in either case having a Fair Market Value not in excess of the amount necessary to satisfy the statutory minimum withholding amount due.
7.   Adjustments.   The Administrator may make various adjustments to your Options, including adjustments to the number and type of securities subject to the Options and the Exercise Price, in accordance with the terms of the Plan. In the event of any transaction resulting in a Change in Control (as defined in the Plan) of the Company, the outstanding Options will terminate upon the effective time of such Change in Control unless provision is made in connection with the transaction for the continuation or assumption of such Options by, or for the substitution of the equivalent awards of, the surviving or successor entity or a parent thereof. In the event of such termination, you will be permitted, immediately before the Change in Control, to exercise or convert all portions of such Options that are then exercisable or which become exercisable upon or prior to the effective time of the Change in Control.
8.   Non-Guarantee of Employment or Service Relationship.   Nothing in the Plan or this Agreement will alter your at-will or other employment status or other service relationship with the Company, nor be construed as a contract of employment or service relationship between you and the Company, or as a contractual right for you to continue in the employ of, or in a service relationship with, the Company for any period of time, or as a limitation of the right of the Company to discharge you at any time with or without Cause or notice and whether or not such discharge results in the failure of any of the Options to become exercisable or any other adverse effect on your interests under the Plan.
9.   No Rights as a Stockholder.   You shall not have any of the rights of a stockholder with respect to the Shares until such Shares have been issued to you upon the due exercise of the Options. No adjustment will be made for dividends or distributions or other rights for which the record date is prior to the date such Shares are issued.
10.   The Company’s Rights.   The existence of the Options shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company’s capital structure or its business, or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or other stocks with preference ahead of or convertible into, or otherwise affecting the Common Stock or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of the Company’s assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.
11.   Entire Agreement.   This Agreement, together with the correlating Stock Option Notice and the Plan, contain the entire agreement between you and the Company with respect to the Options. Any oral or written agreements, representations, warranties, written inducements, or other communications made prior to the execution of this Agreement with respect to the Options shall be void and ineffective for all purposes.
12.   Amendment.   This Agreement may be amended from time to time by the Administrator in its discretion; provided, however, that this Agreement may not be modified in a manner that would have a materially adverse effect on the Options or Shares as determined in the discretion of the Administrator, except as provided in the Plan or in a written document signed by you and the Company.
13.   Conformity with Plan.   This Agreement is intended to conform in all respects with, and is subject to all applicable provisions of, the Plan. Any conflict between the terms of this Agreement and the Plan shall be resolved in accordance with the terms of the Plan. In the event of any ambiguity in this Agreement or any matters as to which this Agreement is silent, the Plan shall govern. A copy of the Plan is available upon request to the Administrator.

33

14.   Section 409A.   This Agreement and the Options granted hereunder are intended to comply with, or otherwise be exempt from, Section 409A of the Code. This Agreement and the Options shall be administered, interpreted and construed in a manner consistent with this intent. Nothing in the Plan or this Agreement shall be construed as including any feature for the deferral of compensation other than the deferral of recognition of income until the exercise of the Options. Should any provision of the Plan or this Agreement be found not to comply with, or otherwise be exempt from, the provisions of Section 409A of the Code, it may be modified and given effect, in the sole discretion of the Administrator and without requiring your consent, in such manner as the Administrator determines to be necessary or appropriate to comply with, or to effectuate an exemption from, Section 409A of the Code. The foregoing, however, shall not be construed as a guarantee or warranty by the Company of any particular tax effect to you.
15.   Electronic Delivery of Documents.   By your signing the Notice, you (i) consent to the electronic delivery of this Agreement, all information with respect to the Plan and the Options, and any reports of the Company provided generally to the Company’s stockholders; (ii) acknowledge that you may receive from the Company a paper copy of any documents delivered electronically at no cost to you by contacting the Company by telephone or in writing; (iii) further acknowledge that you may revoke your consent to the electronic delivery of documents at any time by notifying the Company of such revoked consent by telephone, postal service or electronic mail; and (iv) further acknowledge that you understand that you are not required to consent to electronic delivery of documents.
16.   No Future Entitlement.   By execution of the Notice, you acknowledge and agree that: (i) the grant of these Options is a one-time benefit which does not create any contractual or other right to receive future grants of stock options, or compensation in lieu of stock options, even if stock options have been granted repeatedly in the past; (ii) all determinations with respect to any such future grants, including, but not limited to, the times when stock options shall be granted or shall become exercisable, the maximum number of shares subject to each stock option, and the purchase price, will be at the sole discretion of the Administrator; (iii) the value of these Options is an extraordinary item of compensation which is outside the scope of your employment contract, if any; (iv) the value of these Options is not part of normal or expected compensation or salary for any purpose, including, but not limited to, calculating any termination, severance, resignation, redundancy, end of service payments or similar payments, or bonuses, long-service awards, pension or retirement benefits; (v) the vesting of these Options ceases upon termination of employment with the Company or transfer of employment from the Company, or other cessation of eligibility for any reason, except as may otherwise be explicitly provided in this Agreement; (vi) if the underlying Common Stock does not increase in value, these Options will have no value, nor does the Company guarantee any future value; and (vii) no claim or entitlement to compensation or damages arises if these Options do not increase in value and you irrevocably release the Company from any such claim that does arise.
17.   Personal Data.   For the purpose of implementing, administering and managing these Options, you, by execution of the Notice, consent to the collection, receipt, use, retention and transfer, in electronic or other form, of your personal data by and among the Company and its third party vendors or any potential party to any Change in Control transaction or capital raising transaction involving the Company. You understand that personal data (including but not limited to, name, home address, telephone number, employee number, employment status, social security number, tax identification number, date of birth, nationality, job and payroll location, data for tax withholding purposes and shares awarded, cancelled, exercised, vested and unvested) may be transferred to third parties assisting in the implementation, administration and management of these Options and the Plan and you expressly authorize such transfer as well as the retention, use, and the subsequent transfer of the data by the recipient(s). You understand that these recipients may be located in your country or elsewhere, and that the recipient’s country may have different data privacy laws and protections than your country. You understand that data will be held only as long as is necessary to implement, administer and manage these Options. You understand that you may, at any time, request a list with the names and addresses of any potential recipients of the personal data, view data, request additional information about the storage and processing of data, require any necessary amendments to data or refuse or withdraw the consents herein, in any case without cost, by contacting in writing the Company’s Secretary. You understand, however, that refusing or withdrawing your consent may affect your ability to accept a stock option.
18.   Governing Law.   The validity, construction and effect of this Agreement, and of any determinations or decisions made by the Administrator relating to this Agreement, and the rights of any and

34

all persons having or claiming to have any interest under this Agreement, shall be determined exclusively in accordance with the laws of the State of Delaware, without regard to its provisions concerning the applicability of laws of other jurisdictions. As a condition of this Agreement, you agree that you will not bring any action arising under, as a result of, pursuant to or relating to, this Agreement in any court other than a federal or state court in the districts which include Delaware, and you hereby agree and submit to the personal jurisdiction of any federal court located in the district which includes Delaware or any state court in the district which includes Delaware. You further agree that you will not deny or attempt to defeat such personal jurisdiction or object to venue by motion or other request for leave from any such court.
19.   Resolution of Disputes.   Any dispute or disagreement which shall arise under, or as a result of, or pursuant to or relating to, this Agreement shall be determined by the Administrator in good faith in its absolute and uncontrolled discretion, and any such determination or any other determination by the Administrator under or pursuant to this Agreement and any interpretation by the Administrator of the terms of this Agreement, will be final, binding and conclusive on all persons affected thereby. You agree that before you may bring any legal action arising under, as a result of, pursuant to or relating to, this Agreement you will first exhaust your administrative remedies before the Administrator. You further agree that in the event that the Administrator does not resolve any dispute or disagreement arising under, as a result of, pursuant to or relating to, this Agreement to your satisfaction, no legal action may be commenced or maintained relating to this Agreement more than twenty-four (24) months after the Administrator’s decision.
20.   Headings.   The headings in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement.
[Glossary begins on next page]

35

GLOSSARY
(a)   “Administrator” means the Board or the committee(s) or officer(s) appointed by the Board that have authority to administer the Plan.
(b)   “Affiliate” shall have the meaning set forth in the Plan.
(c)   “Cause” shall have the meaning set forth in the Plan.
(d)   “Change in Control” shall have the meaning set forth in the Plan.
(e)   “Code” means the Internal Revenue Code of 1986, as amended.
(f)   “Company” includes Liquidia Corporation and its Affiliates, except where the context otherwise requires. For purposes of determining whether a Change in Control has occurred, Company shall mean only Liquidia Corporation.
(g)   “Fair Market Value” shall have the meaning set forth in the Plan.
(h)   “Service” means your employment or other service relationship with the Company and its Affiliates. Your Service will be considered to have ceased with the Company and its Affiliates if, immediately after a sale, merger or other corporate transaction, the trade, business or entity with which you are employed or otherwise have a service relationship is not the Company or its successor or an Affiliate of the Company or its successor.
(i)   “Shares” mean the shares of Common Stock underlying the Options.
(j)   “Stock Option Notice” means the written notice evidencing the award of the Options that correlates with and makes up a part of this Agreement.
(k)   “Total and Permanent Disability” shall have the meaning set forth in the Plan.
(l)   “You” or “your” means the recipient of the award of Options as reflected on the Stock Option Notice. Whenever the Agreement refers to “you” under circumstances where the provision should logically be construed, as determined by the Administrator, to apply to your estate, personal representative, or beneficiary to whom the Options may be transferred by will or by the laws of descent and distribution, the word “you” shall be deemed to include such person.

36

EXERCISE FORM
Administrator of 2020 Long-Term Incentive Plan
c/o Office of the Corporate Secretary
Liquidia Corporation
P.O. Box 110085
Research Triangle Park
North Carolina, 27709
Gentlemen:
I hereby exercise the Options granted to me on            ,            , by Liquidia Corporation (the “Company”), subject to all the terms and provisions of the applicable grant agreement and of the Liquidia Corporation 2020 Long-Term Incentive Plan (the “Plan”), and notify you of my desire to purchase        shares of Common Stock of the Company at a price of $      per share pursuant to the exercise of said Options.
Total Amount Enclosed: $
Date:
(Optionee) Received by LIQUIDIA CORPORATION on, By:

37

Grant No.:
LIQUIDIA CORPORATION
NONSTATUTORY STOCK OPTION NOTICE
This Notice evidences the award of nonstatutory stock options (each, an “Option” or collectively, the “Options”) that have been granted to you, [NAME], subject to and conditioned upon your agreement to the terms of the attached Nonstatutory Stock Option Agreement (the “Agreement”). The Options entitle you to purchase shares of common stock, par value $0.001 per share (“Common Stock”), of Liquidia Corporation, a Delaware corporation (the “Company”), under the Liquidia Corporation 2020 Long-Term Incentive Plan (the “Plan”). The number of shares you may purchase and the exercise price at which you may purchase them are specified below. This Notice constitutes part of and is subject to the terms and provisions of the Agreement and the Plan, which are incorporated by reference herein. You must return an executed copy of this Notice to the Company within 30 days of the date hereof. If you fail to do so, the Options may be rendered null and void in the Company’s discretion.
Grant Date:   [GRANT DATE]
Number of Options:   [NUMBER] Options, each permitting the purchase of one Share
Exercise Price:   [PRICE] per share
Expiration Date:   The Options expire at 5:00 P.M. Eastern Time on the last business day coincident with or prior to the 10th anniversary of the Grant Date (the “Expiration Date”), unless fully exercised or terminated earlier.
Exercisability Schedule:   Subject to the terms and conditions described in the Agreement, the Options become exercisable in accordance with the schedule below:
LIQUIDIA CORPORATION
By:
Date:
I acknowledge that I have carefully read the attached Agreement and the prospectus for the Plan and agree to be bound by all of the provisions set forth in these documents.
Enclosures: Nonstatutory Stock Option Agreement Prospectus for the 2020 Long-Term Incentive Plan Exercise Form	OPTIONEE

Date:

38

Grant No.:
NONSTATUTORY STOCK OPTION AGREEMENT
UNDER THE
LIQUIDIA CORPORATION 2020 LONG-TERM INCENTIVE PLAN
1.   Terminology.   Capitalized terms used in this Agreement are defined in the correlating Stock Option Notice and/or the Glossary at the end of the Agreement.
2.   Exercise of Options.
(a)   Exercisability.   The Options will become exercisable in accordance with the Exercisability Schedule set forth in the Stock Option Notice, so long as you are in the Service of the Company from the Grant Date through the applicable exercisability dates. None of the Options will become exercisable after your Service with the Company ceases, unless the Stock Option Notice provides otherwise with respect to exercisability that arises as a result of your cessation of Service.
(b)   Right to Exercise.   You may exercise the Options, to the extent exercisable, at any time on or before 5:00 P.M. Eastern Time on the Expiration Date or the earlier termination of the Options, unless otherwise provided under applicable law. Notwithstanding the foregoing, if at any time the Administrator determines that the delivery of Shares under the Plan or this Agreement is or may be unlawful under the laws of any applicable jurisdiction, or Federal, state or foreign securities laws, the right to exercise the Options or receive Shares pursuant to the Options shall be suspended until the Administrator determines that such delivery is lawful. If at any time the Administrator determines that the delivery of Shares under the Plan or this Agreement is or may violate the rules of the national securities exchange on which the shares are then listed for trade, the right to exercise the Options or receive Shares pursuant to the Options shall be suspended until the Administrator determines that such exercise or delivery would not violate such rules. Section 3 below describes certain limitations on exercise of the Options that apply in the event of your death, Total and Permanent Disability, or termination of Service. The Options may be exercised only in multiples of whole Shares and may not be exercised at any one time as to fewer than one hundred Shares (or such lesser number of Shares as to which the Options are then exercisable). No fractional Shares will be issued under the Options.
(i)   Exercise Procedure.   In order to exercise the Options, you must provide the following items to the Secretary of the Company or his or her delegate before the expiration or termination of the Options notice, in such manner and form as the Administrator may require from time to time, specifying the number of Shares to be purchased under the Options;
(ii)   full payment of the Exercise Price for the Shares or properly executed, irrevocable instructions, in such manner and form as the Administrator may require from time to time, to effectuate a broker-assisted cashless exercise, each in accordance with Section 2(d) of this Agreement; and
(iii)   full payment of applicable withholding taxes pursuant to Section 7 of this Agreement.
An exercise will not be effective until the Secretary of the Company or his or her delegate receives all of the foregoing items, and such exercise otherwise is permitted under and complies with all applicable federal, state and foreign securities laws. Notwithstanding the foregoing, if the Administrator permits payment by means of delivering properly executed, irrevocable instructions, in such manner and form as the Administrator may require from time to time, to effectuate a broker-assisted cashless exercise and such instructions provide for sale of Shares under a limit order rather than at the market, the exercise will not be effective until the earlier of the date the Company receives delivery of cash or cash equivalents in full payment of the Exercise Price or the date the Company receives confirmation from the broker that the sale instruction has been fulfilled, and the exercise will not be effective unless the earlier of such dates occurs on or before termination of the Options.

39

(c)   Method of Payment.   You may pay the Exercise Price by:
(i)   delivery of cash, certified or cashier’s check, money order or other cash equivalent acceptable to the Administrator in its discretion;
(ii)   a broker-assisted cashless exercise in accordance with Regulation T of the Board of Governors of the Federal Reserve System through a brokerage firm designated or approved by the Administrator;
(iii)   subject to such limits as the Administrator may impose from time to time, tender (via actual delivery or attestation) to the Company of other shares of Common Stock of the Company which have a Fair Market Value on the date of tender equal to the Exercise Price;
(iv)   subject to such limits as the Administrator may impose from time to time, net share settlement;
(v)   any other method approved by the Administrator; or
(vi)   any combination of the foregoing.
(d)   Issuance of Shares upon Exercise.   The Company shall issue to you the Shares underlying the Options you exercise as soon as practicable after the exercise date, subject to the Company’s receipt of the aggregate exercise price and the requisite withholding taxes, if any. Upon issuance of such Shares, the Company may deliver, subject to the provisions of Section 7 below, such Shares on your behalf electronically to the Company’s designated stock plan administrator or such other broker-dealer as the Company may choose at its sole discretion, within reason, or may retain such Shares in uncertificated book-entry form. Any share certificates delivered will, unless the Shares are registered or an exemption from registration is available under applicable federal and state law, bear a legend restricting transferability of such Shares.
3.   Termination of Service.
(a)   Termination of Unexercisable Options.   If your Service with the Company ceases for any reason, the Options that are then unexercisable will terminate immediately upon such cessation.
(b)   Exercise Period Following Termination of Service.   If your Service with the Company ceases for any reason other than discharge for Cause, the Options that are then exercisable will terminate upon the earliest of:
(i)   the expiration of 90 days following such cessation, if your Service ceases on account of (1) your termination by the Company other than a discharge for Cause, or (2) your voluntary termination other than for Total and Permanent Disability or death;
(ii)   the expiration of 12 months following such cessation, if your Service ceases on account of your Total and Permanent Disability or death;
(iii)   the expiration of 12 months following your death, if your death occurs during the periods described in clauses (i) or (ii) of this Section 3(b), as applicable; or
(iv)   the Expiration Date.
In the event of your death, the exercisable Options may be exercised by your executor, personal representative, or the person(s) to whom the Options are transferred by will or the laws of descent and distribution.
(c)   Misconduct.   The Options will terminate in their entirety, regardless of whether the Options are then exercisable, immediately upon your discharge from Service for Cause, or upon your commission of any of the following acts during the exercise period following your termination of Service: (i) fraud on or misappropriation of any funds or property of the Company, or (ii) your breach of any provision of any employment, non-disclosure, non-competition, non-solicitation, assignment of inventions, or other

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similar agreement executed by you for the benefit of the Company, as determined by the Administrator, which determination will be conclusive.
(d)   Change in Status.   In the event that your Service is with a business, trade or entity that, after the Grant Date, ceases for any reason to be part or an Affiliate of the Company, your Service will be deemed to have terminated for purposes of this Section 3 upon such cessation if your Service does not continue uninterrupted immediately thereafter with the Company or an Affiliate of the Company.
4.   Nontransferability of Options.   These Options and, before exercise, the underlying Shares are nontransferable otherwise than by will or the laws of descent and distribution and, during your lifetime, the Options may be exercised only by you or, during the period you are under a legal disability, by your guardian or legal representative. Except as provided above, the Options and, before exercise, the underlying Shares may not be assigned, transferred, pledged, hypothecated, subjected to any “put equivalent position,” “call equivalent position” (as each preceding term is defined by Rule 16(a)-1 under the Securities Exchange Act of 1934), or short position, or disposed of in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar process.
5.   Nonqualified Nature of the Options.   The Options are not intended to qualify as incentive stock options within the meaning of Code section 422, and this Agreement shall be so construed. You hereby acknowledge that, upon exercise of the Options, you will recognize compensation income in an amount equal to the excess of the then Fair Market Value of the Shares over the Exercise Price and must comply with the provisions of Section 7 of this Agreement with respect to any tax withholding obligations that arise as a result of such exercise.
6.   Withholding of Taxes.
(a)   At the time the Options are exercised, in whole or in part, or at any time thereafter as requested by the Company, you hereby authorize withholding from payroll or any other payment of any kind due to you and otherwise agree to make adequate provision for foreign, federal, state and local taxes required by law to be withheld, if any, which arise in connection with the Options. The Company may require you to make a cash payment to cover any withholding tax obligation as a condition of exercise of the Options or issuance of share certificates representing Shares.
(b)   The Administrator may, in its sole discretion, permit you to satisfy, in whole or in part, any withholding tax obligation which may arise in connection with the Options either by electing to have the Company withhold from the Shares to be issued upon exercise that number of Shares, or by electing to deliver to the Company already-owned shares, in either case having a Fair Market Value not in excess of the amount necessary to satisfy the statutory minimum withholding amount due.
7.   Adjustments.   The Administrator may make various adjustments to your Options, including adjustments to the number and type of securities subject to the Options and the Exercise Price, in accordance with the terms of the Plan. In the event of any transaction resulting in a Change in Control of the Company, the outstanding Options will terminate upon the effective time of such Change in Control unless provision is made in connection with the transaction for the continuation or assumption of such Options by, or for the substitution of the equivalent awards of, the surviving or successor entity or a parent thereof. In the event of such termination, you will be permitted, immediately before the Change in Control, to exercise or convert all portions of such Options that are then exercisable or which become exercisable upon or prior to the effective time of the Change in Control.
8.   Non-Guarantee of Employment or Service Relationship.   Nothing in the Plan or this Agreement will alter your at-will or other employment status or other service relationship with the Company, nor be construed as a contract of employment or service relationship between you and the Company, or as a contractual right for you to continue in the employ of, or in a service relationship with, the Company for any period of time, or as a limitation of the right of the Company to discharge you at any time with or without Cause or notice and whether or not such discharge results in the failure of any of the Options to become exercisable or any other adverse effect on your interests under the Plan.

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9.   No Rights as a Stockholder.   You shall not have any of the rights of a stockholder with respect to the Shares until such Shares have been issued to you upon the due exercise of the Options. No adjustment will be made for dividends or distributions or other rights for which the record date is prior to the date such Shares are issued.
10.   The Company’s Rights.   The existence of the Options shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company’s capital structure or its business, or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or other stocks with preference ahead of or convertible into, or otherwise affecting the Common Stock or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of the Company’s assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.
11.   Entire Agreement.   This Agreement, together with the correlating Stock Option Notice and the Plan, contain the entire agreement between you and the Company with respect to the Options. Any oral or written agreements, representations, warranties, written inducements, or other communications made prior to the execution of this Agreement with respect to the Options shall be void and ineffective for all purposes.
12.   Amendment.   This Agreement may be amended from time to time by the Administrator in its discretion; provided, however, that this Agreement may not be modified in a manner that would have a materially adverse effect on the Options or Shares as determined in the discretion of the Administrator, except as provided in the Plan or in a written document signed by you and the Company.
13.   Conformity with Plan.   This Agreement is intended to conform in all respects with, and is subject to all applicable provisions of, the Plan. Any conflict between the terms of this Agreement and the Plan shall be resolved in accordance with the terms of the Plan. In the event of any ambiguity in this Agreement or any matters as to which this Agreement is silent, the Plan shall govern. A copy of the Plan is available upon request to the Administrator.
14.   Section 409A.   This Agreement and the Options granted hereunder are intended to comply with, or otherwise be exempt from, Section 409A of the Code. This Agreement and the Options shall be administered, interpreted and construed in a manner consistent with this intent. Nothing in the Plan or this Agreement shall be construed as including any feature for the deferral of compensation other than the deferral of recognition of income until the exercise of the Options. Should any provision of the Plan or this Agreement be found not to comply with, or otherwise be exempt from, the provisions of Section 409A of the Code, it may be modified and given effect, in the sole discretion of the Administrator and without requiring your consent, in such manner as the Administrator determines to be necessary or appropriate to comply with, or to effectuate an exemption from, Section 409A of the Code. The foregoing, however, shall not be construed as a guarantee or warranty by the Company of any particular tax effect to you.
15.   Electronic Delivery of Documents.   By your signing the Notice, you (i) consent to the electronic delivery of this Agreement, all information with respect to the Plan and the Options, and any reports of the Company provided generally to the Company’s stockholders; (ii) acknowledge that you may receive from the Company a paper copy of any documents delivered electronically at no cost to you by contacting the Company by telephone or in writing; (iii) further acknowledge that you may revoke your consent to the electronic delivery of documents at any time by notifying the Company of such revoked consent by telephone, postal service or electronic mail; and (iv) further acknowledge that you understand that you are not required to consent to electronic delivery of documents.
16.   No Future Entitlement.   By execution of the Notice, you acknowledge and agree that: (i) the grant of these Options is a one-time benefit which does not create any contractual or other right to receive future grants of stock options, or compensation in lieu of stock options, even if stock options have been granted repeatedly in the past; (ii) all determinations with respect to any such future grants, including, but not limited to, the times when stock options shall be granted or shall become exercisable, the maximum number of shares subject to each stock option, and the purchase price, will be at the sole discretion of the Administrator; (iii) the value of these Options is an extraordinary item of compensation which is outside the scope of your employment contract, if any; (iv) the value of these Options is not part of normal or expected compensation or salary for any purpose, including, but not limited to, calculating any termination, severance, resignation,

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redundancy, end of service payments or similar payments, or bonuses, long-service awards, pension or retirement benefits; (v) the vesting of these Options ceases upon termination of employment with the Company or transfer of employment from the Company, or other cessation of eligibility for any reason, except as may otherwise be explicitly provided in this Agreement; (vi) if the underlying Common Stock does not increase in value, these Options will have no value, nor does the Company guarantee any future value; and (vii) no claim or entitlement to compensation or damages arises if these Options do not increase in value and you irrevocably release the Company from any such claim that does arise.
17.   Personal Data.   For the purpose of implementing, administering and managing these Options, you, by execution of the Notice, consent to the collection, receipt, use, retention and transfer, in electronic or other form, of your personal data by and among the Company and its third party vendors or any potential party to any Change in Control transaction or capital raising transaction involving the Company. You understand that personal data (including but not limited to, name, home address, telephone number, employee number, employment status, social security number, tax identification number, date of birth, nationality, job and payroll location, data for tax withholding purposes and shares awarded, cancelled, exercised, vested and unvested) may be transferred to third parties assisting in the implementation, administration and management of these Options and the Plan and you expressly authorize such transfer as well as the retention, use, and the subsequent transfer of the data by the recipient(s). You understand that these recipients may be located in your country or elsewhere, and that the recipient’s country may have different data privacy laws and protections than your country. You understand that data will be held only as long as is necessary to implement, administer and manage these Options. You understand that you may, at any time, request a list with the names and addresses of any potential recipients of the personal data, view data, request additional information about the storage and processing of data, require any necessary amendments to data or refuse or withdraw the consents herein, in any case without cost, by contacting in writing the Company’s Secretary. You understand, however, that refusing or withdrawing your consent may affect your ability to accept a stock option.
18.   Governing Law.   The validity, construction and effect of this Agreement, and of any determinations or decisions made by the Administrator relating to this Agreement, and the rights of any and all persons having or claiming to have any interest under this Agreement, shall be determined exclusively in accordance with the laws of the State of Delaware, without regard to its provisions concerning the applicability of laws of other jurisdictions. As a condition of this Agreement, you agree that you will not bring any action arising under, as a result of, pursuant to or relating to, this Agreement in any court other than a federal or state court in the districts which include Delaware, and you hereby agree and submit to the personal jurisdiction of any federal court located in the district which includes Delaware or any state court in the district which includes Delaware. You further agree that you will not deny or attempt to defeat such personal jurisdiction or object to venue by motion or other request for leave from any such court.
19.   Resolution of Disputes.   Any dispute or disagreement which shall arise under, or as a result of, or pursuant to or relating to, this Agreement shall be determined by the Administrator in good faith in its absolute and uncontrolled discretion, and any such determination or any other determination by the Administrator under or pursuant to this Agreement and any interpretation by the Administrator of the terms of this Agreement, will be final, binding and conclusive on all persons affected thereby. You agree that before you may bring any legal action arising under, as a result of, pursuant to or relating to, this Agreement you will first exhaust your administrative remedies before the Administrator. You further agree that in the event that the Administrator does not resolve any dispute or disagreement arising under, as a result of, pursuant to or relating to, this Agreement to your satisfaction, no legal action may be commenced or maintained relating to this Agreement more than twenty-four (24) months after the Administrator’s decision.
20.   Headings.   The headings in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement.
[Glossary begins on next page]

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GLOSSARY
(a)   “Administrator” means the Board or the committee(s) or officer(s) appointed by the Board that have authority to administer the Plan.
(b)   “Affiliate” shall have the meaning set forth in the Plan.
(c)   “Cause” shall have the meaning set forth in the Plan
(d)   “Change in Control” shall have the meaning set forth in the Plan.
(e)   “Code” means the Internal Revenue Code of 1986, as amended.
(f)   “Company” includes Liquidia Corporation and its Affiliates, except where the context otherwise requires. For purposes of determining whether a Change in Control has occurred, Company shall mean only Liquidia Corporation
(g)   “Fair Market Value” shall have the meaning set forth in the Plan.
(h)   “Service” means your employment or other service relationship with the Company and its Affiliates. Your Service will be considered to have ceased with the Company and its Affiliates if, immediately after a sale, merger or other corporate transaction, the trade, business or entity with which you are employed or otherwise have a service relationship is not the Company or its successor or an Affiliate of the Company or its successor.
(i)   “Shares” mean the shares of Common Stock underlying the Options.
(j)   “Stock Option Notice” means the written notice evidencing the award of the Options that correlates with and makes up a part of this Agreement.
(k)   Total and Permanent Disability” shall have the meaning set forth in the Plan.
(l)   “You” or “your” means the recipient of the award of Options as reflected on the Stock Option Notice. Whenever the Agreement refers to “you” under circumstances where the provision should logically be construed, as determined by the Administrator, to apply to your estate, personal representative, or beneficiary to whom the Options may be transferred by will or by the laws of descent and distribution, the word “you” shall be deemed to include such person.

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EXERCISE FORM
Administrator of 2020 Long-Term Incentive Plan
c/o Office of the Corporate Secretary
Liquidia Corporation
P.O. Box 110085
Research Triangle Park
North Carolina, 27709
Gentlemen:
I hereby exercise the Options granted to me on            ,           , by Liquidia Corporation (the “Company”), subject to all the terms and provisions of the applicable grant agreement and of the Liquidia Corporation 2020 Long-Term Incentive Plan (the “Plan”), and notify you of my desire to purchase       shares of Common Stock of the Company at a price of $      per share pursuant to the exercise of said Options.
Total Amount Enclosed: $
Date:
(Optionee) Received by LIQUIDIA CORPORATION on
By:

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Liquidia VOTE 1 U P X 01 - Dr. Stephen Bloch 02 - Dr. Joanna Horobin For Withhold For Withhold 03 - Roger A. Jeffs, Ph.D. For Withhold Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. 03N4YB + + Proposals — The Board of Directors recommend a vote FOR all the nominees listed A and FOR Proposals 2 and 3. 2. To Approve the Amendment to Increase Authorized Shares under the 2020 LTIP and to Re-Authorize the Evergreen Provision 1. Election of Class I Directors: For Against Abstain Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. B Authorized Signatures — This section must be completed for your vote to count. Please date and sign below. qIF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.q Liquidia Corporation 2022 Annual Meeting Proxy Card 3. To ratify the Appointment of PricewaterhouseCoopers LLP as the Company’s Independent Registered Public Accounting Firm for the Year Ending December 31, 2022. For Against Abstain 000004 MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 ENDORSEMENT_LINE______________ SACKPACK_____________ 1234 5678 9012 345 MMMMMMMMM MMMMMMMMMMMMMMM 5 4 2 4 2 5 MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND C 1234567890 J N T C123456789 MMMMMMMMMMMM MMMMMMM 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext If no electronic voting, delete QR code and control # Δ ≈ Online Go to www.envisionreports.com/LQDA or scan the QR code — login details are located in the shaded bar below. Save paper, time and money! Sign up for electronic delivery at www.envisionreports.com/LQDA Phone Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada You may vote online or by phone instead of mailing this card. Votes submitted electronically must be received by June 15, 2022 at 11:59 P.M., local time. Your vote matters – here’s how to vote!

Small steps make an impact. Help the environment by consenting to receive electronic delivery, sign up at www.envisionreports.com/LQDA Notice of 2022 Annual Meeting of Stockholders Proxy Solicited by Board of Directors for Annual Meeting — June 16, 2022 Roger Jeffs and Michael Kaseta, or any of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Stockholders of Liquidia Corporation to be held on June 16, 2022 at 4:30 p.m. local time or at any postponement or adjournment thereof. Shares represented by this proxy will be voted by the stockholder. If no such directions are indicated, the Proxies will have authority to vote FOR the election of the Class I Directors and FOR items 2 and 3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting. (Items to be voted appear on reverse side) Liquidia Corporation qIF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.q Change of Address — Please print new address below. Comments — Please print your comments below. C Non-Voting Items + + Important notice regarding the Internet availability of proxy materials for the Liquidia Corporation 2022 Annual Meeting of Stockholders. The material is available at: www.envisionreports.com/LQDA The 2022 Annual Meeting of Stockholders of Liquidia Corporation will be held on Thursday, June 14, 2022, 4:30 p.m. local time, virtually via the internet at meetnow.global/MP6P6VG. To access the virtual meeting, you must have the information that is printed in the shaded bar located on the reverse side of this form.